SSGA FUNDS
(the “Trust”)
One Iron Street
Boston, Massachusetts 02210
STATEMENT OF ADDITIONAL INFORMATION
December 30, 2024
	Class N (formerly, Institutional Class)	Class A	Class I	Class K
SSGA Domestic Equity Funds
STATE STREET S&P 500 INDEX FUND	SVSPX	N/A	N/A	N/A
SSGA International Equity Funds
STATE STREET INTERNATIONAL STOCK SELECTION FUND	SSAIX	SSILX	SSIPX	SSIQX
This Statement of Additional Information (“SAI”) relates to the Prospectus dated December 30, 2024, for the Funds listed above. This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus. This SAI describes the Trust generally and provides additional information about the Funds.
Capitalized terms used in this SAI and not otherwise defined have the meanings assigned to them in the Prospectus. A copy of the Prospectus and the Annual Reports to Shareholders dated August 31, 2024 may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust's principal underwriter (referred to herein as “SSGA FD” or “Distributor”), One Iron Street, Boston, Massachusetts 02210, by visiting the Trust's website at https://www.ssga.com or by calling (800) 647-7327. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Form N-CSR for the fiscal year ended August 31, 2024 are incorporated by reference into this SAI.
SSGACOMBSAI

GENERAL
The Trust is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012, as amended (the “Master Trust Agreement”).
The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares of beneficial interest in the Funds as described in the Prospectus. Each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any single issuer to 5% or less of each of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer.
SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) serves as the investment manager of each Fund.
Effective October 12, 2018, the SSGA International Stock Selection Fund was renamed the State Street International Stock Selection Fund; and the SSGA S&P 500 Index Fund was renamed the State Street S&P 500 Index Fund.
Effective June 17, 2019, the State Street S&P 500 Index Fund no longer operates in a master-feeder arrangement, and will make direct investments consistent with its investment strategy instead of investing substantially all of its assets in a master portfolio advised by SSGA FM that was a separate series of State Street Master Funds (the “Master Portfolio”).
DESCRIPTION OF INVESTMENTS AND RISKS
The Funds' Prospectus contains information about the investment objective and policies of each Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.
In addition to the principal investment strategies and the principal risks of the Funds described in the Fund's Prospectus, a Fund may employ other investment practices and may be subject to additional risks, which are described below.
ADDITIONAL INVESTMENTS AND RISKS
To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques (unless otherwise noted).
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). State Street International Stock Selection Fund may invest in ADRs, GDRs and EDRs under certain circumstances as an alternative to directly investing in foreign securities. ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges, but are treated as “foreign securities” for purposes of the limitations on the Fund's investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.
In addition to ADRs, State Street International Stock Selection Fund may invest in sponsored or unsponsored GDRs and EDRs to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. As a result, available information concerning the issuer may not be as current as for sponsored GDRs or EDRs, and the prices of unsponsored GDRs or EDRs may be more volatile than if such instruments were sponsored by the issuer. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.
A depositary or issuer may unwind its depositary receipt program, or the relevant exchange may require ADRs, GDRs, or EDRs to be delisted, which could require the Fund to sell its ADRs, GDRs, or EDRs (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in

ADRs and GDRs rather than directly in a foreign issuer's stock, the Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs although ADRs, GDRs, or EDRs also may be subject to illiquidity risk, and trading in ADRs, GDRs, or EDRs may be suspended by the relevant exchange. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.
Cleared Derivatives Transactions. Transactions in some types of swaps are required to be centrally cleared by applicable rules and regulations and a Fund may also voluntarily centrally clear other transactions that are available for clearing. In a cleared derivatives transaction, a Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Each Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund's clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.
Counterparty risk with respect to derivatives has been and will continue to be affected by rules and regulations relating to the derivatives market. With respect to a centrally cleared transaction, a party is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to centrally cleared derivatives is concentrated in a few clearing houses, and an increasingly limited number of clearing members. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member's proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account (which can be invested in instruments permitted under the regulations). Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund's clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers, with a claim against the clearing member for any deficiency. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amount is generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund's initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house's omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund's cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Convertible Securities. State Street International Stock Selection Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
Custodial Risk. There are risks involved in dealing with the custodians or brokers who hold a Fund's investments or settle a Fund's trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, a Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent's estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by a Fund with a custodian or broker will be readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which a Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians. SSGA FM or an affiliate may serve as the custodian of the Funds.
Risks Associated with Derivatives Regulation. The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (the “EU”), the United Kingdom (the “UK”) and some other countries have also adopted and are continuing to implement similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Such rules and other rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to other kinds of costs and risks.
For example, in the event of a counterparty's (or its affiliate's) insolvency, a Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the UK, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC's Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.

Additionally, U.S. regulators, the EU, the UK and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and may increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
These and other regulations are relatively new and evolving, so their full impact on the Funds and the financial system are not yet known.
Other Derivatives Risks. The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the assets, rates or indices they are designed to track. In addition, all derivative instruments involve risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by a Fund as a result of the failure of the other party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. An over-the-counter derivative contract typically can be closed or a position transferred only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Even when derivatives are required by contract to be collateralized, the Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.
Debt Securities. State Street International Stock Selection Fund may invest in debt securities. The Fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the Fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings” in Appendix A.
Equity Swaps and Equity Linked Notes. The Funds may invest in equity swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on an interest rate or the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will seek to manage this risk by entering into agreements only with counterparties that the Adviser deems creditworthy. The Adviser will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Trust's repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. A Fund may seek to mitigate this risk by investing in assets generating cash flows consistent with the Fund's payment obligations under the swap agreement.
Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”). State Street International Stock Selection Fund may purchase ECDs, ETDs, and YCDs. ECDs are U.S. dollar denominated certificates of deposit and time deposits, respectively, issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.
Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.
Foreign Currency and Foreign Currency Derivatives. State Street S&P 500 Index Fund will not speculate in foreign security or currency options or futures or related options. State Street International Stock Selection Fund may invest in foreign currency. State Street International Stock Selection Fund has authority to deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) as a hedge against possible variations in the exchange rate between various currencies. State Street International Stock Selection Fund may also deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) in order to seek to generate returns consistent with the Fund's investment objective and strategies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. The Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. If properly executed, the Fund's use of forward foreign currency exchange contracts for hedging purposes may help to reduce losses resulting from depreciation of a foreign currency in which securities in the Fund's portfolio are denominated.
In addition to the forward foreign currency exchange contracts, State Street International Stock Selection Fund may also purchase or sell listed or over-the-counter (“OTC”) foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.
Certain differences exist among these instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges.
Like other types of derivatives, forward foreign currency exchange contracts, foreign currency options and foreign currency futures are subject to counterparty risk (i.e., the risk that the counterparty to a transaction will not perform under the contract). There can be no guarantee that a currency hedging strategy will produce the desired result. The Adviser may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. Additionally, an imperfect correlation between movements in the price of the derivative and the price of the security, currency or other investment being hedged creates risk. In the event of an imperfect correlation between a derivative position and the portfolio position intended to be hedged, the Fund may realize a loss on the derivative at the same time the Fund is realizing a loss on the portfolio position being hedged.
The Fund may hedge a position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts or will enter into a forward contract with a term of more than 36 months.
If the Fund invests in foreign securities or securities denominated in foreign currencies (or related foreign currency derivatives), it may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. The Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.
Foreign Securities State Street International Stock Selection Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees (the “Board” or “Board of Trustees”) or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” and “Asian,” in the manner that affords the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund's assets in foreign securities, the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii)
The securities are traded principally in the country or region suggested by the Relevant Language; or
(iii)
The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).
Foreign securities also include securities of foreign issuers represented by ADRs, GDRs and EDRs. Please see “American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts” above.
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or other taxes (in each case, which taxes could potentially be confiscatory) higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.
A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
Forward Commitments. Each Fund may invest in forward commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and the Fund may realize short-term profits or losses upon such sale. When effecting such transactions, cash or other liquid assets (such as liquid high quality debt obligations) held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines or the market value of the securities to be purchased increases, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund's obligations. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Illiquid Securities. Each Fund may invest in illiquid investments. A Fund may not invest more than 15% of its net assets in illiquid investments that are assets. These securities include repurchase agreements that have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. These securities may also include time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days, unless the Adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board. The absence of a regular trading market for illiquid investments imposes additional risk on investments in these securities. Illiquid investments may be difficult to value and may often be disposed of only after considerable expense and delay.
The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (as defined below), have designated the Adviser to administer the Funds' LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Funds' liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors' interests in the Funds. The liquidity of the Funds' portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk. While the LRMP attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund's investments. The SEC has recently proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent a Fund from investing in securities that the Adviser believes are appropriate or desirable.
Interfund Lending. Each Fund may participate in interfund lending. In accordance with an exemptive order received by the Trust from the SEC, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). All such borrowing and lending will be subject to a participating Fund's fundamental investment limitations. To the extent that the Funds borrow through the program, the costs of any such borrowings must be equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
Initial Public Offerings (“IPOs”). Each Fund may at times have the opportunity to invest in securities offered in IPOs. IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds' investment performance. The Funds' investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of State Street Global Advisors (“SSGA”).
IPO Holding Risk. Each Fund may participate in IPO holding. IPO holding is the practice of participating in an IPO with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when a Fund requests to participate in an IPO, there is no guarantee that the Fund will receive an allotment of shares in an IPO sufficient to satisfy the Fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. Each Fund may participate in IPO trading. IPO trading is the practice of participating in an IPO with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase a Fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.
Market Disruption and Geopolitical Risk. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. The EU faces challenges related to member states seeking to change their relationship with the European Union, exemplified by the United Kingdom's (“UK”) withdrawal from the EU in 2020 (an event commonly known as “Brexit”). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences associated with the exit, including how negotiations for new trade agreements will be conducted and whether the U.K.'s exit will increase the likelihood of other countries also departing the EU.
Securities markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.
During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Any further exits from the EU or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties. Among other things, a member state's decision to leave the EU or abandon the euro could result in increased market volatility and illiquidity; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded, or listed within the EU, the UK, or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and legal and regulatory regimes to which a Fund's investments are or become subject. In addition, companies with a significant amount of business in Europe may experience lower revenue and/or profit growth. Uncertainty regarding any member state's exit from the EU also may lead to instability in the foreign exchange markets, including volatility in the value of the euro. These events could have a significant adverse impact on a Fund's performance and the value of investments held by a Fund.
Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds' investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. To the extent a Fund has focused its investments in the stock market index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Market Turbulence Resulting From Infectious Illness. A widespread outbreak of an infectious illness may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. The spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. Epidemics and pandemics that may arise in the future could adversely affect the economies of many nations, the global economy, individual companies, economic sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by an infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
Participation Certificates. State Street International Stock Selection Fund may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker- dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.
Participation certificates may be traded OTC or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to a Fund's percentage limitation for investments in illiquid securities. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund's portfolio. Consequently, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.
Preferred Stocks. A Fund may invest in preferred stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.
Purchase of Other Investment Company Funds. Each Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies, including those advised by the Adviser. With respect to the State Street S&P 500 Index Fund, these investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. The 1940 Act and the rules thereunder limits the ability of one registered investment company to invest in another. With respect to investments in other mutual funds, to the extent permitted under the 1940 Act, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund-of-funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund-of-funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund. If shares of a Fund are purchased by another fund beyond the limits of

Section 12 of the 1940 Act, and the Fund purchases shares of another investment company, the Fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the Fund's assets would be invested in other funds.
Registration under the Commodity Exchange Act. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Funds are limited in their ability to trade instruments subject to the CFTC's jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, a Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund's positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Repurchase Agreements. Each Fund may enter into repurchase agreements with banks, other financial institutions, such as broker-dealers, and other institutional counterparties. Under a repurchase agreement, the Funds purchase securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time. A Fund will limit repurchase transactions to those member banks of the Federal Reserve System, broker-dealers and other financial institutions whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, a Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund. The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. These rules could make it more difficult for a Fund to execute certain investment strategies and may have an adverse effect on a Fund's ability to generate returns.
Private Placements and Restricted Securities. The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing the Fund's net asset value (“NAV”), and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which are a form of borrowing, under the circumstances described in “Investment Restrictions.” Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to a counterparty in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the securities. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest may be segregated by the custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold. The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. These rules could make it more difficult for a Fund to execute certain investment strategies and may have an adverse effect on a Fund's ability to generate returns.
Russia Sanctions Risk. Following Russia's invasion of Ukraine in late February 2022, various countries, including the U.S. and the U.K., as well as the E.U., issued broad-ranging economic sanctions against Russia. The U.S. and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's invasion. A large number of corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, or other countries that support Russia's military invasion, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use, fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
Securities Lending. Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower typically will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a), 17(d) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust, to invest the cash collateral received from loan transactions in an affiliated cash collateral fund and to receive a fee based on a share of the revenue generated from such transactions.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral (or the proceeds of its liquidation) or in recovering the loaned securities. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price with guaranteed delivery provisions.
In response to market events, the SEC has adopted new reporting requirements for securities loans which include the public dissemination of certain information about such loans. These new reporting requirements may negatively impact a Fund's ability to execute certain of its investment strategies.
Special Situations. State Street International Stock Selection Fund may invest in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”). Investments in special situations could enhance the Fund's capital appreciation potential. These investments are generally illiquid and subject to the same risks and limitations associated with illiquid securities, as described above. Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade.
Special Risk Considerations of Investing in China. State Street International Stock Selection Fund may invest in securities of Chinese issuers. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and U.S. or foreign government interventions or restrictions with respect to Chinese issuers, which could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times and which may also cause reduced liquidity and increased price volatility in such investments, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, (xvi) risks associated with variable interest entity (“VIE”) structures, and (xvii) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
In addition, unexpected political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country's imposition of tariffs on the other country's products. In addition, sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets, and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
Total Rate of Return Swaps. State Street International Stock Selection Fund may invest in total rate of return swaps. The Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if they had invested directly in an instrument that yielded that desired return. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Trust's repurchase agreement guidelines.
Temporary Defensive Positions. From time to time, the Street International Stock Selection Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers' acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund's affiliated custodian. The Adviser has discretion in determining: (i) whether taking a temporary defensive position is appropriate for the Fund at a particular time, and (ii) the types of instruments that the Fund will hold in taking a temporary defensive position. While investing defensively, the Fund may maintain a substantial portion of its assets in cash, on which the Fund may earn little if any income.
When taking a temporary defensive position, the Fund may not achieve its investment objective.
U.S. Government Obligations. Each Fund may invest in U.S. Government obligations. The types of U.S. Government obligations in which each Fund may at times invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National

Mortgage Association (“Fannie Mae”). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each such Fund may purchase U.S. Government obligations on a forward commitment basis.
Since September 2008, Fannie Mae and the Federal Home Loan Mortgage Corporation (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt
Warrants. Each Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.
When-Issued, Delayed Delivery and Forward Commitment Transactions. To secure an advantageous price or yield, certain Funds may purchase securities on a when-issued, delayed delivery, to-be-announced (“TBA”) or forward commitment basis and may sell securities on a forward commitment or delayed delivery basis. A Fund will enter into when-issued, delayed delivery, TBA or forward commitment transactions for the purpose of acquiring securities and not for the purpose of leverage.
When purchasing a security on a when-issued, delayed delivery, TBA or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. In general, a Fund does not pay for the securities until received and does not start earning interest or other income until the contractual settlement date. A Fund may take delivery of the securities or it may sell the securities before the settlement date.
At the time of delivery of the securities, the value may be more or less than the purchase or sale price. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, TBA or forward commitment purchases are outstanding, the purchases may result in a form of leverage and give rise to increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery, TBA or forward commitment transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Purchases of when-issued, delayed delivery, TBA or forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.
A TBA transaction involves a commitment to purchase securities sold for a fixed price where the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. For this reason, in a TBA transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions. The purchaser in a TBA transaction generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.
Certain Funds may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.

Rule amendments recently implemented by the Financial Industry Regulatory Authority, Inc. (“FINRA”) impose mandatory margin requirements for the TBA market with limited exceptions, which requires the Funds to post collateral in connection with its TBA transactions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity. There is no similar regulatory requirement applicable to a Fund's TBA counterparties.
FUND SPECIFIC INVESTMENT STRATEGIES:
A Fund may invest in the following instruments and utilize the following investment techniques:
Applicable to State Street International Stock Selection Fund:
Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.
Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the U.S. and in other developed countries. These risks include: (1) Volatile social, political and economic conditions in emerging or developing markets can cause exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. To the extent the Fund invests in securities denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.
The Fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, withholding or other taxation (in each case, which taxes could potentially be confiscatory), foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.
The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.
Exchange Traded Funds. An exchange-traded fund (“ETF”) is an investment company that trades like a stock throughout the day. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.
Although ETFs are legally classified as open-end companies or unit investment trusts (“UITs”), they differ from traditional open-end companies and UITs in the following respects:
•ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units”;
•Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF's portfolio. Those who purchase Creation Units are frequently institutions; and
•After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).
Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be—and may not call themselves—mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions. Price changes may be temporary or may last for extended periods.
DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES
The State Street International Stock Selection Fund may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The Fund may also use derivative instruments to seek to generate investment returns. The Fund has authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the OTC markets. The Fund may engage in options and futures transactions for hedging purposes, in which case, the Adviser believes that such strategies will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. The Fund may also choose to use derivatives to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the NAV of the Fund's shares, the NAV will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.
Writing Covered Call Options. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.
Writing Covered Put Options. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When the Fund writes a put option in return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to cover its position.
The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Purchasing Put Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of its total assets.
Purchasing Call Options. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with “closing purchase transactions.” The Fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of its total assets.
Interest Rate and Financial Futures and Options. The Fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index or interest rate at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Using futures to effect a particular strategy instead of using the underlying or related security or index may result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.
The Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

The Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund will enter into a futures contract only if the contract is “covered”. The Fund will write a call or put option on a futures contract only if the option is “covered.”
Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the outset of the transaction. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the Fund may seek to close out a position by taking an opposite position which will operate to terminate the position in the futures contract; however, there is no guarantee that the Fund will be able to do so. Upon termination of a futures contract, a final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.
Restrictions on OTC Options. The Fund may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).
The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; and (3) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”
Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures for hedging purposes and movements in the price of the reference asset. If the price of the options or futures moves more or less than the price of reference asset, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the reference asset. The successful use of options and futures also depends on the Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the reference asset if the volatility of the reference asset is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the reference asset is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.
The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a derivative position. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses.
The exchanges on which options on securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.
In addition, if a futures broker of the Fund becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearing house fully discharging all of its obligations. In the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker's combined customer accounts. Also, in contrast to the treatment of margin provided for cleared derivatives, the futures broker does not typically notify the futures clearing house of the amount of margin provided by the futures broker to the futures clearing house that is attributable to each customer. Therefore, the Fund is subject to the risk that its margin will be used by the futures clearing house to satisfy the obligations of another customer of its futures broker. In addition, in the event of the bankruptcy or insolvency of a clearing house, the Fund might experience a loss of funds deposited through its futures broker as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a futures broker who was a member of such clearing house. Furthermore, if a futures broker does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a futures broker, the Fund could have only an unsecured creditor claim in an insolvency of the futures broker with respect to margin held by the futures broker.
Applicable to State Street S&P 500 Index Fund:
Cash Reserves. The Fund may hold portions of its assets in cash or short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody's or AA or higher by S&P Global Ratings (“S&P”) or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the Fund holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.
Futures Contracts and Options on Futures. The Fund may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.
Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.
Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the Fund is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the 500 Fund will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.
The Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.
Options on Securities and Securities Indices. The Fund may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a regulated exchange or in the OTC market. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Fund may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.
Description of Benchmark Indices
The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.
State Street S&P 500 Index Fund. The S&P 500® Index (the “Index”) is composed of the common stocks of 500 companies which are chosen by Standard & Poor's Financial Services LLC (“Standard & Poor's”) to best capture the performance of the large-cap segment of the market and it is considered to be a proxy of the U.S. equity market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The index captures approximately 80% coverage of available market capitalization of all U.S. common stocks. The Index is weighted by float-adjusted market capitalization. Constituent selection is at the discretion of the Index Committee and it is based on the eligibility criteria. The Index has a fixed constituent company count of 500. Sector balance, as measured by a comparison of each GICS sector's weight in an index with its weight in the S&P Total Market Index, in the relevant market capitalization range, is also considered in the selection of companies for the Index.
State Street International Stock Selection Fund measures its performance against the MSCI® EAFE® Index. The MSCI® EAFE® Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets countries excluding USA and Canada. As of October 31, 2024, the MSCI® EAFE® Index included the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
INVESTMENT RESTRICTIONS
The Trust has adopted the following fundamental investment restrictions with respect to the Funds, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

1.
A Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.
2.
A Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.
3.
A Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.
4.
A Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.
5.
A Fund may underwrite securities to the extent consistent with applicable law from time to time.
For State Street International Stock Selection Fund:
6.
The Fund may not purchase any security if, as a result, 25% or more of the Fund's total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.
For State Street S&P 500 Index Fund:
6.
The Fund may not purchase any security if, as a result, 25% or more of the Fund's total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing. The Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund's underlying Index.
For each Fund, all percentage limitations (except the limitation to borrowings) on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions expressly identified as fundamental, or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without shareholder approval.
Additional Information
Fundamental Investment Restrictions (1) through (5), as numbered above, limit a Fund's ability to engage in certain investment practices and purchase securities or other instruments to the extent consistent with applicable law as that law changes from time to time. Applicable law includes the 1940 Act, the rules or regulations thereunder and applicable orders of the SEC as are currently in place. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by applicable law. As such, the effects of these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought when such changes permit or require a resulting change in practice.
Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund's Prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund's name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund's Name Policy may be changed by the Board of Trustees without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days' notice prior to any change in a Fund's Name Policy.
DISCLOSURE OF PORTFOLIO HOLDINGS
Introduction

The policies set forth below to be followed by State Street and SSGA FM (collectively with State Street, the “Service Providers”) for the disclosure of information about the portfolio holdings of the Trust. These disclosure policies are intended to ensure compliance by the Service Providers and the Trust with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. The Board of Trustees must approve all material amendments to the policy.
General Policy
It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Trust.
No information concerning the portfolio holdings of the Trust may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about a Fund's portfolio to third parties. In order to address potential conflicts between the interest of Fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the Fund, on the other hand, the Fund's policies require that non-public disclosures of information regarding the Fund's portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the Fund.
The Board of Trustees exercises continuing oversight over the disclosure of each Fund's holdings by (i) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of each Fund and its Service Providers by the Trust's Chief Compliance Officer (“CCO”) and (ii) considering reports and recommendations by the Trust's CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act). The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.
Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.
Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund's fiscal quarter in the Fund's Form N-CSR filing and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds' fiscal quarter. You can find SEC filings on the SEC's website, www.sec.gov. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of such Fund's fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund's filings with the SEC or on their website.
Press Interviews Brokers and Other Discussions
Portfolio managers and other senior officers or spokespersons of the Service Providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies. For example, a portfolio manager discussing the Trust may indicate that he owns XYZ Company for the Trust only if the Trust's ownership of such company has previously been publicly disclosed.
Trading Desk Reports
The Adviser's trading desk may periodically distribute lists of investments held by its clients (including the Trust) for the general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.
Miscellaneous
Confidentiality Agreement. No non-public disclosure of the Funds' portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Trust's officers.
Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar, Inc. and Broadridge Financial Solutions, Inc., formerly Lipper, Inc.) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Trust by these services and departments, the Trust may distribute (or authorize the Service Providers and the Trust's custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.

Additional Restrictions. Notwithstanding anything herein to the contrary, the Board of Trustees, State Street and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.
Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Trust's officers. All waivers and exceptions involving the Trust will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.
Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street, the Trust or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.
PORTFOLIO TURNOVER
Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund's Prospectus or this SAI, the Adviser's sell discipline for each Fund's investment in securities is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Additionally, certain of the Funds may invest in foreign securities. As a result, such investments by a Fund may be subject to restrictions on repatriation of capital and/or dividends that may cause the Adviser to change the assumed time horizon with respect to the investments. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.
Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates when distributed to shareholders. The payment of any taxes will impact a shareholder's net return from holding an interest in a Fund.
The portfolio turnover rate of a Fund may also be affected by participation in IPOs. To the extent a Fund is authorized to participate in IPOs, the practice of immediately selling the security in the aftermarket could result in active and frequent trading of portions of the Fund's portfolio and an increase in the Fund's portfolio turnover rate.
Portfolio Turnover Rate. The following table shows the Fund's portfolio turnover rate during the two most recent fiscal years ended August 31.
Fund	2024	2023
State Street S&P 500 Index Fund	2%	2%
State Street International Stock Selection Fund	98%	106%
MANAGEMENT OF THE FUNDS
BOARD OF TRUSTEES AND OFFICERS
The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Trust (see the section called “Investment Advisory and Other Services”). The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Second Amended and Restated Master Trust Agreement.

The Trustees may hold office for the life of the Trust subject to any retirement policy adopted by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The officers, all of whom are elected annually by the Board of Trustees and employed by either the Sub-Administrator or the Adviser or their affiliates, are responsible for the day-to-day management and administration of the Trust's operations. For the fiscal year ended August 31, 2024, the Board of Trustees held 6 meetings.
The Trustees listed below are also Directors of the State Street Variable Insurance Series Funds, Inc. and Trustees of the State Street Institutional Investment Trust, the State Street Master Funds, State Street Institutional Funds and the State Street Navigator Securities Lending Trust (the “Navigator Trust”) and their respective series and Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts (collectively, the “Elfun Funds”). The following table provides information with respect to each Trustee, including the Independent Trustees and each officer of the Trusts.
Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
PATRICK J. RILEY c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB:1948	Trustee and Chairperson of the Board	Term: Indefinite Elected:1988	Independent Director, State Street Global Advisors Europe Limited (investment company) (1998 – 2023); Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc) (1998 – 2023); Independent Director, SSGA Fixed Income plc (January 2009 – 2023); and Independent Director, SSGA Qualified Funds plc (January 2009 – 2019).	56
Board Director and
Chairman, SSGA SPDR
ETFs Europe I plc (2011
– March 2023); Board
Director and Chairman,
SSGA SPDR ETFs
Europe II plc (2013 –
March 2023); Board
Director, State Street
Liquidity plc (1998 –
March 2023).

JOHN R. COSTANTINO(1) c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Executive, Kleinfeld Bridal Corp. (January 2023 – present); Senior Advisor to NGN Capital LLC (January 2020 – present); Managing General Partner, NGN Capital LLC (2006 – December 2019).	56
Director of Kleinfeld
Bridal Corp. (January
2016 – present); Trustee
of Fordham University
(1989 – 1995 and 2001
– 2007) and Trustee
Emeritus (2007 –
present); Director,
Muscular Dystrophy
Association (2019 –
present); Chairman of
the Board of Directors,
Vivaldi Biosciences Inc.
(May 2017 – present);
Chairman of the
Supervisory Board,
Vivaldi Biosciences AG.
(May 2017 – present);
Trustee, Gallim Dance
(December 2021 –
present).

MICHAEL A. JESSEE(1) c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Indefinite Elected: 12/18	Retired.	56	None.
MARGARET K. MCLAUGHLIN	Trustee, Vice-Chairperson	Term: Indefinite	Consultant, Bates Group (consultants)	56	Director, Manning & Napier Fund Inc. (2021

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	of the Audit Committee and Vice-Chairperson of the Qualified Legal Compliance Committee	Elected: 12/24
(September 2020 –
January 2023);
Consultant, Madison
Dearborn Partners
(private equity) (2019 –
2020); General
Counsel/CCO, Kramer
Van Kirk Credit
Strategies L.P./Mariana
Systems LLC
(Investment
Adviser/SaaS
Technology) (2011 –
2019).
					– 2022).
GEORGE M. PEREIRA c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee, Chairperson of the Nominating Committee and Chairperson of the Governance Committee	Term: Indefinite Elected: 12/24	Chief Operating Officer (January 2011 – September 2020) and Chief Financial Officer (November 2004 – September 2020), Charles Schwab Investment Management.	56
Director, Pave Finance
Inc. (May 2023 –
present); Director,
Pacific Premier Bancorp,
Pacific Premier Bank
(2021 – present);
Director, Charles
Schwab Asset
Management (Ireland)
Ltd., & Charles Schwab
Worldwide Funds plc.
(2005 – 2020).

DONNA M. RAPACCIOLI c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee, Chairperson of the Audit Committee, Vice-Chairperson of the Nominating Committee and Vice-Chairperson of the Governance Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 – June 2022) and Accounting Professor (1987 – present) at Fordham University.	56	Director- Graduate Management Admissions Council (2015 – 2022); Trustee of Emmanuel College (2010 – 2019).
MARK E. SWANSON c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1963	Trustee and Vice-Chairperson of the Valuation Committee	Term: Indefinite Elected: 12/24	Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Funds (“RIF”) (1998 – 2022); Global Head of Fund Services, Russell Investments (2013 – 2022); Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Company (“RIC”) (1998 – 2022); President and Chief Executive Officer, RIF (2016 – 2017 and 2020 – 2022); President and Chief Executive Officer, RIC (2016 – 2017 and 2020 – 2022)	56
Director and President,
Russell Investments
Fund Services, LLC
(2010 – 2023); Director,
Russell Investment
Management, LLC,
Russell Investments
Trust Company and
Russell Investments
Financial Services, LLC
(2010 – 2023).

INTERESTED TRUSTEE(2)
JEANNE LAPORTA(3) c/o SSGA Funds Management, Inc.	Trustee	Term: Indefinite Elected:	Senior Managing Director and Head of Global Funds	56	Interested Trustee, Elfun Government Money Market Fund, Elfun

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
One Iron Street Boston, MA 02210 YOB: 1965		12/24
Management at State
Street Global Advisors
(August 2024 – present);
Chief Administrative
Officer at ClearAlpha
Technologies LP
(FinTech startup)
(January 2021 – August
2024); Senior Managing
Director at State Street
Global Advisors (July
2016 – 2021); Manager
of State Street Global
Advisors Funds
Distributors, LLC (May
2017 – 2021); Director
of SSGA Funds
Management, Inc.
(March 2020 - 2021);
President of State Street
Institutional Funds and
State Street Variable
Insurance Series Funds,
Inc. (April 2014 – March
2020).
Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, Elfun Trusts (2016 – 2021).
†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
(1)
Messrs. Costantino and Jessee are expected to retire as Trustees of the Trust effective December 31, 2024.
(2)
The individual listed below is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(3)
Ms. LaPorta was elected as Interested Trustee effective January 1, 2025. Ms. LaPorta is an Interested Trustee because of her employment with State Street Global Advisors, an affiliate of the Trust.
The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Indefinite Served: since 5/23 (with respect to President and Principal Executive Officer); Term: Indefinite Served: since 4/19 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (April 2005 – present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer and Principal Financial Officer	Term: Indefinite Served: since 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present).

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Served: since 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Served: since 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Served: since 11/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Served: since 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1976	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
VEDRAN VUKOVIC SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Treasurer	Term: Indefinite Served: since 2/24	Vice President, State Street Global Advisors (2023 – present); Assistant Vice President, Brown Brothers Harriman & Co. (2011 – 2023).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since 7/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present).*
ANDREW J. DELORME SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1975	Chief Legal Officer	Term: Indefinite Served: since 2/24
Managing Director and Managing Counsel, State Street
Global Advisors (March 2023 – present); Counsel, K&L
Gates (February 2021 – March 2023); Vice President
and Senior Counsel, State Street Global Advisors
(August 2014 – February 2021).

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Served: since 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel, Eaton Vance Corp. (October 2010 – October 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Secretary	Term: Indefinite Served: since 5/23	Assistant Vice President, State Street Global Advisors (July 2014 – present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Served: since 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 – present); Vice President and Counsel, State Street Global Advisors (August 2015 – April 2019).
*
Served in various capacities and/or with various affiliated entities during noted time period.
Summary of Trustees' Qualifications
Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Board.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 46 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of the Trust for 34 years and possesses significant experience regarding the operations and history of the Trust. Mr. Riley also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 34 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 33 years. Mr. Costantino is an attorney and a certified public accountant. He also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, and State Street Institutional Funds (independent chairperson through 2016) and a Director of State Street Variable Insurance Series Funds, Inc. (independent chairperson through 2016).
Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 46 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Navigator Trust's Board of Trustees and related committees for 27 years and possesses significant experience regarding the Trust's operations and history. Mr. Jessee also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Margaret K. McLaughlin: Ms. McLaughlin has over 26 years of experience she has gained in a variety of roles encompassing regulatory, operating, legal, and compliance functions, serving both firms and their boards. Ms. McLaughlin formerly served as a founding member of the executive management team for Kramer Van Kirk Credit Strategies L.P. and its technology affiliate, Mariana Systems LLC, where she was integrally involved in corporate strategy, operational oversight, risk management and board governance. Prior to Kramer Van Kirk, Ms. McLaughlin was Assistant General Counsel to Harris Associates L.P., where she was responsible for legal, regulatory and compliance activities related to the Oakmark Mutual Funds. Ms. McLaughlin has an extensive understanding and perspective on governance, oversight, regulation, policies and procedures from these positions as well as her prior experience with both the Securities and Exchange Commission and the Department of Justice. Ms. McLaughlin currently serves on the Governing Counsel of the Independent Directors Council. Most recently, Ms. McLaughlin has held consulting positions at major private equity and management consulting firms. Ms. McLaughlin serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
George M. Pereira: Mr. Pereira has over 31 years of experience in executive management with financial institutions, including extensive experience relating to financial reporting, operations, cybersecurity oversight, and enterprise risk management. Mr. Pereira recently retired from Charles Schwab Investment Management Inc., having served as Chief Operating Officer and Chief Financial Officer during his tenure. Previously, Mr. Pereira also served as Head of Financial Reporting for Charles Schwab & Co., Inc. Earlier in his career, Mr. Pereira gained valuable regulatory experience and perspective while serving as managing director at the New York Stock Exchange. With this professional experience, Mr. Pereira has developed wide-ranging expertise in building and managing financial, operational, technology and risk control platforms for growth and scale within the financial services industry. Additionally, Mr. Pereira is a member of the Latino Corporate Directors Association. Mr. Pereira serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Donna M. Rapaccioli: Ms. Rapaccioli has over 34 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis, and has taught at the executive MBA level. Ms. Rapaccioli is dean emerita after serving as Dean of the Gabelli School of Business for 15 years. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, as a director for the graduate management admissions council, as well as trustee at Emmanuel College. Ms. Rapaccioli has lectured on accounting and finance topics and consulted for numerous investment banks. Ms. Rapaccioli also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.

Mark E. Swanson: Mr. Swanson has over 26 years of experience in executive management with financial services institutions, including extensive experience relating to, fund operations, financial reporting, fund accounting, and fund services. Mr. Swanson recently retired from Russell Investments, having served most recently as the Global Head of Fund Services. Additionally, Mr. Swanson served as Treasurer, Chief Accounting Officer and Chief Financial Officer of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”). Previously, Mr. Swanson served as Global Head of Fund Operations for Russell, as well as serving in different directorships with RIC, RIF and other Russell entities. Mr. Swanson serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Jeanne LaPorta: Ms. LaPorta is a Senior Managing Director of State Street Global Advisors and head of Global Funds Management. Prior to joining SSGA, she was the Chief Administrative Officer of a Fintech startup and served as a director of their flagship hedge fund. Ms. LaPorta previously worked at State Street Global Advisors from 2016 to 2021 as a Senior Managing Director and at GE Asset Management (GEAM) from 1997 to July 2016 where she held various positions at GEAM, including Senior Vice President and Commercial Operations Leader, Senior Vice President and Commercial Administrative Officer, Senior Vice President and Deputy General Counsel and Vice President and Associate General Counsel.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Standing Committees
The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Nominating Committee, Valuation Committee and Qualified Legal Compliance Committee (the “QLCC”). The Nominating Committee, Valuation Committee and QLCC were created in January 2019.
The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended August 31, 2024, the Audit Committee held 4 meetings.
Each of the Governance Committee and the Nominating Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee and the Nominating Committee are to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended August 31, 2024, the Governance Committee and the Nominating Committee held 3 combined meetings.
The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee's primary purpose is to review the actions and recommendations of the Adviser's Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. During the fiscal year ended August 31, 2024, the Valuation Committee held 4 meetings.

The QLCC is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust's CCO; to oversee generally the Trust's responses to regulatory inquiries; and to investigate matters referred to it by the CCO or other officers of the Trust and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. During the fiscal year ended August 31, 2024, the QLCC held 4 meetings.
Leadership Structure and Risk Management Oversight
The Board has chosen to select different individuals as Chairperson of the Board of the Trust, as Chairperson and Vice-Chairperson of the Committees of the Board, and as President of the Trust. Currently, Mr. Riley, an Independent Trustee, serves as Chairperson of the Board, Ms. Rapaccioli serves as Chairperson of the Audit Committee, Mr. Costantino serves as Chairperson of the QLCC, Mr. Jessee serves as Chairperson of the Valuation Committee, and Mr. Pereira serves as Chairperson of each of the Governance Committee and Nominating Committee. Ms. McLaughlin serves as Vice-Chairperson of the Audit Committee and Vice-Chairperson of the QLCC, Mr. Swanson serves as Vice-Chairperson of the Valuation Committee, and Ms. Rapaccioli serves as Vice-Chairperson of each of the Governance Committee and Nominating Committee. Ms. Carpenter, who is an employee of the Adviser, serves as President of the Trust. Effective as of Messrs. Costantino's and Jessee's retirement date, December 31, 2024, Ms. McLaughlin will serve as Chairperson of the QLCC, Mr. Swanson will serve as Chairperson of the Valuation Committee and Vice Chairperson of the Audit Committee, and Mr. Pereira will serve as Vice Chairperson of the QLCC. The Board believes that this leadership structure is appropriate. Ms. Carpenter is available to provide the Board with insight regarding the Trust's day-to-day management when requested, while Mr. Riley provides an independent perspective on the Trust's overall operation and Ms. Rapaccioli provides a specialized perspective on audit matters.
The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the CCO and administrator for the Trust, detailing the results of the Trust's compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and the Internal Revenue Code of 1986, as amended (the “Code”). As needed, the Adviser discusses management issues regarding the Trust with the Board, soliciting the Board's input on many aspects of management, including potential risks to the Funds. The Board's Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the Independent Trustees, the independent registered public accounting firm, counsel to the Trust, the CCO and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.
Trustee Ownership of Securities of the Trust, Adviser and Distributor
As of December 31, 2023, none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser, SSGA FD, the Trust's distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGA FD.
TRUSTEE COMPENSATION
Independent Trustees are compensated on a calendar year basis. An Interested Trustee does not receive compensation from the Funds for his or her service as a Trustee. Effective January 1, 2025, each Independent Trustee will receive for his or her services to the State Street Master Funds, the State Street Institutional Investment Trust, the Trust, the Elfun Funds, the Navigator Trust, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (each a “Fund Entity”, and together, the “Fund Entities”) a $400,000 annual base retainer. In addition, the Chairperson of each of the Valuation Committee, QLCC, Nominating Committee and Governance Committee will receive an additional $25,000 stipend and the Chairperson of the Audit Committee will receive an additional $40,000 stipend. As of January 1, 2024, each Independent Trustee receives an additional $25,000 for each special in-person meeting and $5,000 for each special telephonic meeting. The Chairperson of the Board receives an additional $100,000 annual retainer. The total annual compensation paid to the Independent Trustees (other than telephonic and special meeting fees) is allocated to each Fund Entity as follows: a fixed amount of $21,000 will be allocated to each Fund Entity or, if applicable, each series thereof; and the remainder will be allocated among the Fund Entities or, if applicable, each series thereof that is not a feeder fund in a master-feeder structure, based on relative net assets. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of the Trust's expenses. However, the Trust has, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2024, none of the Independent Trustees participated in the optional deferred compensation program. The Trust's officers are compensated by the Adviser and its affiliates.
Trustee Compensation Table
For The Fiscal Year Ended August 31, 2024
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees
Independent Trustees:
Patrick J. Riley	$8,559	$0	$0	$480,000
John R. Costantino	$6,820	$0	$0	$382,500
Michael A. Jessee	$6,820	$0	$0	$382,500
Donna M. Rapaccioli	$6,820	$0	$0	$382,500
Richard D. Shirk(1)	$1,594	$0	$0	$90,000
Margaret McLaughlin	$6,820	$0	$0	$382,500
George M. Pereira	$6,820	$0	$0	$382,500
Mark E. Swanson	$6,820	$0	$0	$382,500
Interested Trustee:
Jeanne LaPorta(2)	N/A	N/A	N/A	N/A
(1)
Mr. Shirk served as a Trustee until December 31, 2023.
(2)
Ms. LaPorta was elected as Interested Trustee effective January 1, 2025.
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
For any Fund that is not listed below for a Trustee, such Trustee beneficially owned no equity securities of the Fund for the calendar year ended December 31, 2023.
Name of Trustee	Fund	Dollar Range Of Equity Securities In Each Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Independent Trustees:
Patrick J. Riley	State Street S&P 500 Index Fund	Over $100,000	Over $100,000
John R. Costantino(1)	None	None	None
Michael A. Jessee(1)	None	None	None
Donna M. Rapaccioli	None	None	None
Margaret McLaughlin	None	None	None
George M. Pereira	None	None	None
Mark E. Swanson	None	None	None

Interested Trustee:
Jeanne LaPorta(2)	None	None	None
(1)
Messrs. Costantino and Jessee are expected to retire as Trustees of the Trust effective December 31, 2024.
(2)
Ms. LaPorta was elected as Interested Trustee effective January 1, 2025.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
State Street may from time to time have discretionary authority over accounts which invest in shares of the Funds. These accounts include accounts maintained for securities lending clients and accounts that permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 29, 2024, State Street held of record less than 25% of the issued and outstanding shares of the Funds (in the aggregate) in connection with its discretionary accounts; however, State Street may hold more than 25% of such shares in any one series of the Trust. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.
The Trustees and officers of the Trust, as a group, own less than 1% of the Funds' voting securities as of November 29, 2024.
Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of November 29, 2024, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of a Fund:
State Street S&P 500 Index Fund
•Charles Schwab & Co Inc., Special Cust A/C FBO customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—40.41%
State Street International Stock Selection Fund
•Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—36.9%
•National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-1995—27.5%
As of November 29, 2024, to the knowledge of the Trust, the following shareholders owned of record or beneficially through one or more accounts 5% or more of the issued and outstanding shares of any class of a Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:
State Street S&P 500 Index Fund – Class N shares
•Charles Schwab & Co Inc., Special Cust A/C FBO customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—40.41%
•National Financial Services LLC for the exclusive benefit of our customers, 200 Liberty St., One World Financial Center, New York, NY 10281—16.90%
•Morgan Stanley Smith Barney LLC for the exclusive benefit of its customers, 1 New York Plaza, Floor 12, New York, NY 10004-1965—8.59%
State Street International Stock Selection Fund – Class A shares
•Mid Atlantic Trust Company FBO, Cranetech Inc. 401(k) profit sharing, 1251 Waterfront PL STE 525, Pittsburgh, PA 15222-4228—41.13%
•Mark Herman FBO, ALCO Sales & Service Co. 401(k) Profit sharing, 6851 High Grove BLVD, Burr Ridge, IL 60527-7579—32.35%
•State Street Bank & Trust as Trustee and/or customer FBO ADP Access Product, 1, Lincoln Street, Boston, MA 02111-2900—16.97%
•Wells Fargo Clearing Services A/C 7447-5140, 2801 Market St., Saint Louis, MO 63103-2523—7.63%
State Street International Stock Selection Fund – Class I shares
•Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901—31.01%
•National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-1995—9.21%
State Street International Stock Selection Fund – Class K shares

•National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-1995—80.76%
State Street International Stock Selection Fund – Class N shares
•Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—58.23%
•SEI Private Trust Company C/O Evercore Bank ID 573 Attn. Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA 19456-9989—20.75%
•National Financial Services LLC for the exclusive benefit of our customers, 200 Liberty St., One World Financial Center, New York, NY 10281—8.13%
•Morgan Stanley Smith Barney LLC for the exclusive benefit of its customers, 1 New York Plaza, Floor 12, New York, NY 10004-1965—7.13%
INVESTMENT ADVISORY AND OTHER SERVICES
ADVISER
SSGA FM serves as the Trust's investment adviser pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. The Adviser and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation. State Street, the Trust's custodian and the Distributor, are affiliated persons of the Adviser. The address of the Adviser is One Iron Street, Boston, Massachusetts 02210.
The Advisory Agreement provides for an initial term of two years and thereafter will continue from year to year provided that such continuance is specifically approved at least annually by (a) the Trustees or by the vote of a majority of the outstanding voting securities of a Fund, and (b) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.
Under the Advisory Agreement, the Adviser directs the Funds' investments in accordance with each Fund's investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Adviser. The management fee rate is a percentage of the average daily NAV of a Fund, calculated daily and paid monthly.
Advisory Expenses. The following table shows the expenses each Fund accrued to the Adviser during the fiscal years ended August 31:
Fund	2024	2023	2022
State Street S&P 500 Index Fund	$417,171	$384,876	$466,243
State Street International Stock Selection Fund	$985,909	$1,102,363	$1,340,152
The Adviser has contractually agreed to waive the advisory fee and/or reimburse certain expenses in excess of a certain percentage of average daily net assets on an annual basis (an “expense limitation”) for the Funds. As described in the Prospectus, certain fees and expenses are excluded from the waiver for each Fund. The expense limitations, shown in the chart below, are in effect through December 31, 2025. In addition, the Adviser has contractually agreed to waive 0.01% of its administration fee. The applicable amount of waivers and reimbursements are also shown in the table below for the fiscal years ended August 31:
Fund	Expense Limitation
State Street S&P 500 Index Fund	0.157%
State Street International Stock Selection Fund	0.75%

Fund	2024	2023	2022
State Street S&P 500 Index Fund	$241,976	$193,292	$271,063
State Street International Stock Selection Fund	$341,106	$370,695	$430,560

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in money market funds, including money market funds advised by the Adviser (a “Central Fund”). Shares of a Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee.
Other Accounts Managed. The Adviser manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of August 31, 2024
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Adel Daghmouri	2	$1.23	29 *	$4.70 *	22 **	$9.40 **	$14.53
Karl Schneider	130	$1,218.03	360	$945.54	465	$566.06	$2,729.63
Emiliano Rabinovich	130	$1,218.03	360	$945.54	465	$566.06	$2,729.63
Amy Scofield	130	$1,218.03	360	$945.54	465	$566.06	$2,729.63
*
Includes 2 accounts (totaling $0.72 billion in assets under management) with performance-based fees.
**
Includes 3 accounts (totaling $3.30 billion in assets under management) with performance-based fees.
Ownership of Securities. As of August 31, 2024, none of the portfolio managers listed above beneficially owned shares of any of the Funds.
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.

SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.
SSGA recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of SSGA.
ADMINISTRATOR
SSGA FM serves as the administrator for the Trust (the “Administrator”), pursuant to an administration agreement dated June 1, 2015 (the “SSGA FM Administration Agreement”). Pursuant to the SSGA FM Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and the Funds and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA FM Administration Agreement, manage all of the business and affairs of the Trust. The nature and amount of services provided by SSGA FM under the SSGA FM Administration Agreement may vary as between classes of shares of a Fund, and a Fund may pay fees to SSGA FM under that Agreement at different rates in respect of its different share classes.
As consideration for SSGA FM's services as Administrator with respect to the Trust, SSGA FM receives a fee at the annual rate of 0.05% of the average daily net assets attributable to each class of shares of the Fund. The fees are accrued daily at the rate of 1/365th and payable monthly on the first business day of each month. Additionally, the Funds reimburse the Administrator for certain out-of-pocket travel expenses of the CCO and compliance team incurred on the Funds' behalf. The Adviser has contractually agreed to waive 0.01% of its fee for its services as Administrator. This waiver may not be terminated or modified except with approval of the Funds' Board of Trustees and shall continue until at least December 31, 2025.

Administration Expenses. The following table shows the expenses each Fund accrued to SSGA FM as the Administrator during the fiscal years ended August 31:
Fund	2024	2023	2022
State Street S&P 500 Index Fund	$695,285	$641,460	$777,072
State Street International Stock Selection Fund	$65,727	$73,491	$89,344
SUB-ADMINISTRATOR, CUSTODY AND FUND ACCOUNTING
State Street serves as the sub-administrator for the Trust, pursuant to a sub-administration agreement dated June 1, 2015 (the “Sub-Administration Agreement”). State Street serves as the custodian for the Trust, pursuant to a custody agreement dated April 11, 2012 (the “Custody Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust. Under the Custody Agreement, State Street is obligated to provide certain custody services to the Trust, as well as basic portfolio recordkeeping required by the Trust for regulatory and financial reporting purposes. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is State Street Financial Center, One Congress Street, Boston, Massachusetts 02114.
As consideration for sub-administration, custody and fund accounting services provided to the Funds, the Adviser and the Funds each pay State Street a portion of the annual fee (payable monthly). Each Fund also pays State Street transaction and service fees for these services and reimburses State Street for out-of-pocket expenses.
Sub-Administration Fees. The following table shows the sub-administration and custodian fees paid by the Funds to State Street as for the last three fiscal years ended August 31:
Fund	2024	2023	2022
State Street S&P 500 Index Fund	$64,401	$55,607	$79,309
State Street International Stock Selection Fund	$75,574	$86,655	$102,455
TRANSFER AND DIVIDEND PAYING AGENT
SS&C GIDS, Inc. serves as the Transfer and Dividend Paying Agent. SS&C GIDS, Inc. is paid for the following annual account services and activities including but not limited to: establishment and maintenance of each shareholder's account; closing an account; acceptance and processing of trade orders; preparation; and transmission of payments for dividends and distributions declared by each Fund; customer service support including receipt of correspondence and responding to shareholder and financial intermediary inquiries; investigation services; tax related support; financial intermediary and fee payment processing; and charges related to compliance and regulatory services.
Portfolio fees are allocated to each Fund based on the average NAV of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. SS&C GIDS, Inc. is reimbursed by each Fund for supplying certain out-of-pocket expenses including but not limited to: Anti-Money Laundering (“AML”) Delegations, omnibus transparency (market timing) services; confirmation statements and periodic investor statements, fulfillment, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, and expenses incurred at the specific direction of the Fund. SS&C GIDS, Inc.'s principal business address is 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953.
SECURITIES LENDING
The Board has approved each Fund's participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.

For the fiscal year ended August 31, 2024, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Master Amended and Restated Securities Lending Authorization Agreement among the Trust, State Street Institutional Investment Trust, and State Street Master Funds, each on behalf of its respective series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:
	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street International Stock Selection Fund	$379,078	$5,868	$2,343	$0	$0	$318,061	$0	$326,272	$52,806
State Street S&P 500 Index Fund	$110,152	$1,997	$678	$0	$0	$89,523	$0	$92,197	$17,955
For the fiscal year ended August 31, 2024, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; and (x) arranging for return of loaned securities to the Funds in accordance with the terms of the Securities Lending Authorization Agreement.
CODES OF ETHICS
The Adviser, Distributor and the Trust have each adopted a code of ethics (the Trust's code being referred to herein as the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' Adviser, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Adviser or the Trust. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Adviser or the Distributor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Trust's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.
DISTRIBUTION ARRANGEMENTS
SSGA FD serves as the distributor of the Funds for the continuous offering of shares pursuant to a distribution agreement (the “Distribution Agreement”), as amended. The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. SSGA FD offers the shares of each Fund on an agency or “best efforts” basis under which the SSGA Funds shall only issue such shares as are actually sold. SSGA FD is an indirect wholly-owned subsidiary of State Street Corporation. SSGA FD's mailing address is One Iron Street, Boston, Massachusetts 02210.
Distribution Plans and Shareholder Servicing Arrangements
Distribution Plans. To compensate SSGA FD for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, SSGA FD will be entitled to receive any front-end sales load applicable to the sale of shares of the Fund. Each Fund may also make payments from the assets attributable to certain classes of its shares to SSGA FD under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan” or “Distribution Plan”). The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.
The Board, including all of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and who have no direct or indirect financial interest in the Distribution Plan or any related agreements, approved the Plan (the “Qualified Distribution Plan Trustees”). The Distribution Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the Qualified Distribution Plan Trustees. The Plan may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. The Distribution Plan calls for payments at an annual rate (based on average net assets) as follows:
Annual 12b-1 Fee
Class N	0.25%
Class A	0.25%
Class I	0.00%
Class K	0.00%
Additionally, the Board of Trustees has determined that payments made by the State Street S&P 500 Index Fund will not exceed 0.062% of average daily net assets.
The Distribution Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund's assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.
As of December 31, 2023, none of the Independent Trustees had a direct or indirect financial interest in the operation of the 12b-1 Plans.
Distribution Expenses. For the fiscal years ended August 31, Class N and Class A shares of the Funds paid to SSGA FD the following amounts related to distribution and/or service fees pursuant to the 12b-1 Plans:
Fund – Class N	2024	2023	2022
State Street S&P 500 Index Fund	$848,248	$782,581	$948,028
State Street International Stock Selection Fund	$208,296	$215,825	$258,505

Fund – Class A	2024	2023	2022
State Street International Stock Selection Fund	$250	$3,135	$10,583
For the fiscal year ended August 31, 2024, the Funds have been informed by SSGA FD that the following expenditures were made using the amounts each Fund's Class N and Class A shares paid under the 12b-1 Plans:
Fund - Class N	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
State Street S&P 500 Index Fund	$19	$254	$817,660	$84,611	$76,376

Fund - Class N	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
State Street International Stock Selection Fund	$1	$16	$202,489	$5,116	$4,618
*
Includes such items as compensation for travel, conferences and seminars for staff, professional fees, technology, services, and overhead (including space/facilities and management).
Fund - Class A	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
State Street International Stock Selection Fund	$0	$0	$250	$6	$6
*
Includes such items as compensation for travel, conferences and seminars for staff, professional fees, technology, services, and overhead (including space/facilities and management).
Since the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund. In addition, a Fund may pay distribution, service, and other expenditures described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.
Payments to Financial Intermediaries
Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
Some portion of SSGA FD's payments to financial intermediaries will be made out of amounts received by SSGA FD under the Funds' Distribution Plans. In addition, the Funds may reimburse SSGA FD for payments SSGA FD makes to financial intermediaries that provide recordkeeping, shareholder servicing, sub-transfer agency, administrative and/or account maintenance services (collectively, servicing). The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
The compensation paid by SSGA FD to a financial intermediary may be paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by SSGA FD to different financial intermediaries varies. In the case of most financial intermediaries, compensation for servicing in excess of any amount covered by payments under a Distribution Plan is generally paid at an annual rate of 0.10% – 0.20% of the aggregate average daily NAV of Fund shares held by that financial intermediary's customers, although in some cases the compensation may be paid at higher annual rates (which may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary).
SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts by financial intermediaries. Such compensation may include, but is not limited to, ongoing payments, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Financial intermediaries may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payments made to a financial intermediary in any given year will vary and, in the case of most financial intermediaries, will not exceed 0.20% of the value of assets attributable to the financial intermediary invested in shares of funds in the SSGA FM fund complex. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SSGA FD and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.
Set forth below is a list of those financial intermediaries to which SSGA FD (and its affiliates) expects, as of December 1, 2024, to pay compensation in the manner described in this “Payments to Financial Intermediaries” section. This list may change over time. Please contact your financial intermediary to determine whether it or its affiliate currently may be receiving such compensation and to obtain further information regarding any such compensation.
•ADP Broker-Dealer Inc.
•Alight Financial Solutions, LLC
•American Portfolio Financial
•Ascensus Inc.
•AXA Advisors, LLC
•Brown Brothers Harriman
•Charles Schwab & Co., Inc.
•Charles Schwab Trust Bank
•Commerce Bank
•Community Bank NA
•E*Trade Securities Inc.
•Edward Jones
•Empower
•Hancock Securities
•Hand Securities
•Hartford Life Insurance Company
•Interactive Brokers LLC
•Janney Montgomery Scott
•John Hancock
•JP Morgan Chase Bank, N.A.
•Kestra Financial, Inc.
•LaSalle St. Securities, LLC.
•Lincoln Financial Advisors Corp.
•LPL Financial LLC
•Matrix Capital Bank
•Merrill Lynch, Pierce, Fenner & Smith Inc.
•Mid Atlantic Capital Corp.
•Morgan Stanley Smith Barney LLC
•MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
•National Financial Services, LLC
•Nationwide Financial Services, Inc.
•Northern Trust Co
•Pershing LLC
•PNC Bank, N.A.

•Principal Life Insurance
•Prudential Investments
•Putnam Investor Services, Inc.
•Raymond James & Associates
•RBC Capital Markets Corp
•Reliance Trust Company
•Royal Alliance
•SEI Private Trust Company
•Slavic Investment Corporation
•Southwest Securities Inc
•Stifel Nicolaus & Co
•TD Ameritrade, Inc.
•The ON Equity Sales Company
•T Rowe Price
•TIAA-CREF Individual & Institutional Services, LLC
•Trust Company of America
•UBS Financial Services, Inc.
•US Bank N.A.
•USI Securities Inc.
•Valic Retirement Services
•Vanguard Marketing Corp
•Voya Financial Partners, LLC
•Voya Institutional Plan Services, LLC
•Voya Retirement Insurance and Annuity Company
•Wells Fargo Bank, N.A.
•Wells Fargo Clearing Services
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ropes & Gray LLP, 800 Boylston Street, Boston Massachusetts 02199, provides legal services to the Trust. Sullivan & Worcester LLP, located at One Post Office Square, Boston, Massachusetts, 02109, provides legal services to the Independent Trustees.
Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) tax services. In connection with the audit of the 2024 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP's audit engagement. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.
BROKERAGE PRACTICES AND COMMISSIONS
All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
The Adviser does not currently use the Funds' assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, the Adviser reserves the right to do so in the future.
Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Funds paid during the fiscal years ended August 31:
Fund	2024	2023	2022
State Street International Stock Selection Fund	$72,615	$90,696	$119,512
State Street S&P 500 Index Fund	$10,594	$22,681	$10,219
Securities of “Regular Broker-Dealer.” The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Trust's holdings in Securities of Regular Broker-Dealers as of August 31, 2024 are as follows:
JPMorgan Chase & Co.	$20,473,885.00
Bank of America Corp.	$8,777,794.00
Goldman Sachs Group, Inc.	$5,206,081.00
Morgan Stanley	$4,065,449.00
Citigroup, Inc.	$3,835,510.00
Bank of New York Mellon Corp.	$1,594,438.00
Nomura Holdings, Inc.	$1,237,721.00
PRICING OF SHARES
Multiple-class funds do not have a single share price. Rather, each class has a share price, called its NAV. The price per share for each class of each Fund is determined each business day (unless otherwise noted) at the scheduled close of the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time). A business day is one in which the NYSE is open for regular trading. A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSGA Funds account representative if you have questions on early NYSE closing times. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed.
Trading may occur in debt securities and in foreign securities at times when the NYSE or Federal Reserve is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the NAV of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine NAV, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate NAV may not be reflected in the calculation of NAV unless it is determined that a particular event would materially affect the NAV. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

The NAV per share of a Fund's share class is determined by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. Determination of a Fund's NAV per share is made in accordance with generally accepted accounting principles and applicable rules of the SEC.
Portfolio instruments for which market quotations are available are valued at market value (generally determined at the closing time of the market on which the instruments are traded). If market quotations are not readily available or if the Adviser believes that the available quotations are unreliable, the portfolio instruments are valued at fair value by the Adviser as the valuation designee, subject to oversight by the Board of Trustees. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally OTC and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.
Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.
International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded OTC are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the NAV of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Funds shares.
The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.
The SSGA Funds reserve the right to make payment with respect to any request for redemption (in excess of $15 million) in whole or in part by delivering readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (known as redemption-in-kind); provided, however, that under the applicable SEC rule, a Fund is obligated to redeem shares to any one shareholder during any 90 day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. An investor that receives an in-kind distribution of property from a Fund may be required to recognize taxable gain or loss upon a subsequent taxable disposition of that property.
TAXATION OF THE FUNDS
Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and The Internal Revenue Service (“IRS”) for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, SS&C GIDS, Inc. will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.
The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying SS&C GIDS, Inc. in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund's default cost basis calculation method, which is currently the average cost method will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.
Additionally, for redemptions of Fund shares, SS&C GIDS, Inc. will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If SS&C GIDS, Inc. has historically provided cost basis reporting on these Pre-Effective Date Shares, SS&C GIDS, Inc. will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.
It is important for you to consult with your own tax advisor(s) when selecting which cost basis methodology is in your best interest.
U.S. Federal Income Tax Considerations Applicable to the Funds
The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations.
Qualification as a Regulated Investment Company
Each Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the preceding paragraph), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code Section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund's ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any year, or if such Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net capital gains (as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund's shares (each as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending November 30 or December 31, if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC's ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund's net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.

Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. See a Fund's most recent Form N-CSR filing for the Fund's available capital loss carryovers as of the end of its most recently ended fiscal year.
Taxation of Distributions Received by Shareholders
For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund has owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets the Fund has owned (or is deemed to have owned) for more than one year , and short-term capital gain or loss on the disposition of investments the Fund has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by a Fund whether received in cash or reinvested in additional shares of the Fund.
If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Distributions with respect to a Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund's shares below the shareholder's cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund's NAV also reflects unrealized losses.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks held by the Fund and the shareholder must meet holding period and other requirements with respect to the Fund's shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121 day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company (“PFIC”).
In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund's gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (a) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs (as defined below), to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017, on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the bond otherwise allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder's proportionate share of the amount of such credits and be allowed a credit against the shareholder's U.S. federal income tax liability equal to the amount of such deemed distribution. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code, and the amount of the tax credits may not exceed the amount reported by the Fund in a written notice to shareholders. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
Tax Implications of Certain Fund Investments
Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund's income and required to be distributed by the Fund over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in a Fund's income if the Fund elects to accrue market discount, will depend upon which of the permitted accrual methods the Fund elects.
If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would have if the Fund had not held such obligations.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.
At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Certain Investments in REITs. Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain Investments in Mortgage Pooling Vehicles. A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the

Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains and losses realized on debt instruments will likewise be treated as ordinary income or loss to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts (or similar instruments), to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders, require a larger dividend toward the end of the calendar year, or increase distributions taxed to shareholders as ordinary income. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Passive Foreign Investment Companies. Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
A Fund's options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund's long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Commodities and Commodity-Linked Instruments. A Fund's investments in commodities and commodity-linked instruments can be limited by the Fund's intention to qualify as a RIC, and can bear on the Fund's ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC.
If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Book-Tax Differences. Certain of a Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Investments in Other RICs. If a Fund receives dividends from another mutual fund, exchange traded fund or other entity treated as a RIC (each, an “underlying RIC”) and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of such dividends as “qualified dividend income” when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of such dividends as eligible for the dividends-received deduction as well when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If an underlying RIC in which a Fund invests elects to pass through tax credit bond credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets shareholder notice and other requirements.
The foregoing rules may cause the tax treatments of a Fund's gains, losses and distributions to differ at times from the tax treatment that would apply if the Fund invested directly in the types of securities held by the underlying RIC. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.
Foreign Taxation
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to non-U.S. withholding or other foreign taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund's taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.
A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so. If a Fund does not qualify for or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Backup Withholding
A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.
Redemptions and Exchanges
Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed under the Code's “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds' prospectus for more information.
Tax Shelter Reporting
Under U.S. Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders
Non-U.S. shareholders in a Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund. Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation). If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the Fund (as described below).
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders, and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder's current and past ownership of the Fund. Each Fund generally does not expect that it will be a QIE.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Foreign shareholders of a Fund should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation. A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.
Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund's “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax laws and any proposed tax law changes.
ADDITIONAL INFORMATION
SHAREHOLDER MEETINGS
The Trust will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.
DECLARATION OF TRUST
The Master Trust Agreement provides that the Trust may redeem shares of a Fund at the redemption price that would apply if the share redemption were initiated by a shareholder. It is the policy of the Trust that, except upon such conditions as may from time to time be set forth in the then current prospectus of the Trust or to facilitate the Trust's or a Fund's compliance with applicable law or regulation, the Trust would not initiate a redemption of shares unless it were to determine that failing to do so may have a substantial adverse consequence for a Fund or the Trust.
The Trust's organizational documents provide that a Trustee who is not an “interested person” (as defined in the 1940 Act) of the Trust will be deemed independent and disinterested with respect to any demand made in connection with a derivative action or proceeding. It is the policy of the Trust that it will not assert that provision to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding.
The Trust will not deviate from the foregoing policies in a manner that adversely affects the rights of shareholders of a Fund without the approval of “a vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.
CAPITALIZATION AND VOTING
Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.
A Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the Trust and have no preemptive rights.
The SSGA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.
The Trust is authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. The Funds have Class N (formerly, Institutional Class) (the original class of shares); and Class A, Class I and Class K (State Street International Stock Selection Fund only).

FEDERAL LAW AFFECTING STATE STREET
Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSGA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.
Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another Adviser with equivalent abilities is found) as a result of any of these occurrences.
PROXY VOTING POLICY AND GUIDELINES
The Board has delegated the responsibility to vote proxies on securities held by the Funds to the Adviser for all Funds, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from investing a Fund's assets in Bank Securities.
Certain Funds that employ an equity index strategy (each such Fund, an “Eligible Fund” and, collectively, the “Eligible Funds”) participate in a proxy voting program (the “Program”) administered by the Adviser through which Eligible Fund shareholders identified by Broadridge Financial Solutions, Inc. (as described below) have the option of selecting an alternative, third-party proxy voting policy that the Fund will use to vote proxies on securities, including Bank Securities, corresponding to the percentage of the Eligible Fund owned by the shareholder as of the record date of the applicable shareholder meeting. The proxy voting policies made available through the Program comprise proxy voting policies maintained by ISS (each such proxy voting policy, a “Program Proxy Voting Policy”). If an Eligible Fund shareholder does not make a Program Proxy Voting Policy selection, the Eligible Fund's proxies corresponding to the percentage of such shareholder's ownership of the Eligible Fund will be voted in accordance with the Adviser's proxy voting policy, except with respect to proxies on Bank Securities, which will be voted in accordance with the ISS benchmark proxy voting policy. In an unusual case, the Adviser may override a vote that would otherwise be made pursuant to a Program Proxy Voting Policy if the Adviser determines that it is not in the best interests of the Eligible Fund and its shareholders to vote pursuant to such Program Proxy Voting Policy. This might be the case, for example, if the Adviser becomes aware that ISS is planning to vote in a way that creates material concerns related to a conflict of interest with ISS; if the Adviser believes that the voting position, if successful, might have a material impact on an Eligible Fund's ability to trade the security; if the Adviser determines that sanctions affecting a company or an individual prevent such a vote; if issuer specific documentation or market confirmation is required; or if the Adviser determines that custodial restrictions or expenses make voting in accordance with the policy inadvisable or impracticable. In the unusual event the Adviser overrides a proxy vote that would otherwise be made pursuant to a Program Proxy Voting Policy, such proxy will be voted in accordance with the Adviser's proxy voting policy, except with respect to proxies on Bank Securities, which will be voted in accordance with the ISS benchmark proxy voting policy.
The Adviser has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to periodically, but at least annually, identify beneficial owners of Eligible Fund shares held through a financial intermediary for participation in the Program. Eligible Fund shareholders that hold Eligible Fund shares in an account directly with the Eligible Fund and not through a financial intermediary currently are not able to participate in the Program. Eligible Fund shareholders that do not own their Eligible Fund shares as of the most recent date used by Broadridge for shareholder identification purposes will not be able to participate in the Program (but may be eligible to participate in the future if identified as an Eligible Fund shareholder by Broadridge at a later date). It is also possible that some Eligible Fund shareholders that own Eligible Fund shares as of the most recent date used by Broadridge for shareholder identification purposes may not be able to participate in the Program if the beneficial ownership information for their shares is not immediately available to Broadridge (e.g., where a shareholder's financial intermediary is not part of Broadridge's network of financial intermediaries that provides shareholder information to Broadridge or where a shareholder has objected to its financial intermediary releasing the shareholder's personal information to issuers for proxy voting purposes). Eligible Fund shareholders identified by Broadridge will receive a communication that will invite such shareholders to participate in the Program by selecting a Program Proxy Voting Policy on the Program's website. Shareholders should carefully read Program communications and the Program's website for more details regarding how Eligible Fund shareholders may participate in the Program, how Eligible Fund shareholders may change or cancel their Program Proxy Voting Policy selection, risk factors associated with the Program and how an Eligible Fund shareholder's selection of a specific Program Proxy Voting Policy will be implemented. Shareholders may call 1-866-787-2257 for a list of Funds that are currently participating in the Program.
Each of the Trust's and the Adviser's proxy voting policy, ISS' benchmark proxy voting policy, as well as each Program Proxy Voting Policy, is attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at https://www.ssga.com; and (3) on the SEC's website at https://www.sec.gov.
MASSACHUSETTS BUSINESS TRUST
Each individual Fund of the Trust is a series of a “Massachusetts business trust.” A copy of the Trust's Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.
Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSGA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSGA Funds contains a provision to the effect that the shareholders are not personally liable.
No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSGA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSGA Funds. The Trustees intend to conduct the operations of the SSGA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.
The Master Trust Agreement further provides that the name of the SSGA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSGA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSGA Funds for any satisfaction of claims arising in connection with the affairs of the SSGA Funds. With the exceptions stated, the Trust's Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.
The Trust shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.
FINANCIAL STATEMENTS
The audited financial statements for the fiscal year ended August 31, 2024 for the Funds are included in each Fund's Form N-CSR filing, which were filed with the SEC on October 31, 2024 (SEC Accession No. 0001193125-24-248281) and are incorporated into this SAI by reference. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Funds have made in respect of any specific investment for other purposes. Each Fund's Form N-CSR filing is available, without charge, upon request, by calling (800) 647-7327 or through the Funds' website at www.ssga.com.

APPENDIX A
RATINGS OF DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE, INC. (“MOODY'S”)
GLOBAL LONG-TERM RATING SCALE
Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
GLOBAL SHORT-TERM RATING SCALE
Ratings assigned on Moody's global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P GLOBAL RATINGS (“S&P”)
ISSUE CREDIT RATING DEFINITIONS
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
LONG-TERM ISSUE CREDIT RATINGS*
AAA: An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.

*
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM ISSUE CREDIT RATINGS
A-1: A short-term obligation rated ‘A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed debt restructuring.
FITCH RATINGS. (“FITCH”)
ISSUER DEFAULT RATINGS
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality.
‘AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
‘B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD' ratings indicate an issuer that in Fitch's opinion has experienced:
a.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c.
has not otherwise ceased operating.
This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
‘D' ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
SHORT-TERM RATINGS ASSIGNED TO ISSUERS AND OBLIGATIONS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA' has three notch-specific rating levels (‘AA+'; ‘AA'; ‘AA-'; each a rating level). Such suffixes are not added to ‘AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of ‘F1', a ‘+' may be appended. For Viability Ratings, the modifiers “+” or “–” may be appended to a rating to denote relative status within categories from ‘AA' to ‘CCC'. For derivative counterparty ratings the modifiers “+” or “–” may be appended to the ratings within ‘AA(dcr)' to ‘CCC(dcr)' categories.

APPENDIX B - TRUST'S PROXY VOTING POLICY AND PROCEDURES
SSGA FUNDS
STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST
ELFUN GOVERNMENT MONEY MARKET FUND
ELFUN TAX-EXEMPT INCOME FUND
ELFUN INCOME FUND
ELFUN DIVERSIFIED FUND
ELFUN INTERNATIONAL EQUITY FUND
ELFUN TRUSTS
STATE STREET NAVIGATOR SECURITIES LENDING TRUST
STATE STREET INSTITUTIONAL FUNDS
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (THE “COMPANY”)1
PROXY VOTING POLICY AND PROCEDURES
As of September 20, 2017
The Board of Trustees/Directors of the Trust/Company (each series thereof, a “Fund”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust/Company's investment portfolios.
1. Proxy Voting Policy
The policy of the Trust/Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust/Company to SSGA Funds Management, Inc., the Trust/Company's investment adviser (the “Adviser”), subject to the Trustees/Directors' continuing oversight.
2. Fiduciary Duty
The right to vote proxies with respect to a portfolio security held by the Trust/Company is an asset of the Trust/Company. The Adviser acts as a fiduciary of the Trust/Company and must vote proxies in a manner consistent with the best interest of the Trust/Company and its shareholders.
3. Proxy Voting Procedures
A. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policies, procedures and other guidelines for voting proxies (“Policy”) and the policy of any Sub-adviser (as defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Trustees/Directors of material changes to its Policy or the policy of any Sub-adviser promptly and not later than the next regular meeting of the Board of Trustees/Directors after such amendment is implemented.
B. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policy for managing conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by a Fund to the Trustees/Directors at the next regular meeting of the Board of Trustees/Directors after such override(s) occur.
C. At least annually, the Adviser shall inform the Trustees/Director that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust/Company during the year. Also see Section 5 below.
4. Revocation of Authority to Vote
The delegation by the Trustees/Directors of the authority to vote proxies relating to portfolio securities of the Trust/Company may be revoked by the Trustees/Directors, in whole or in part, at any time.
____________
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Unless otherwise noted, the singular term “Trust/Company” used throughout this document means each of SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, Elfun Trusts, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.
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5. Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust/Company to the Trust/Company or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust/Company's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6. Retention and Oversight of Proxy Advisory Firms
A. In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to Boards of Trustees/Directors regarding the results of this review.
B. The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7. Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Boards of Trustees/Directors regarding the frequency and results of the sampling performed.
8. Disclosures
A.
The Trust/Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
1. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
The Trust/Company shall include in its Form N-CSR filings to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust/Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9. Sub-Advisers
For certain Funds, the Adviser may retain investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust/Company that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10. Review of Policy
The Trustees/Directors shall review this policy to determine its continued sufficiency as necessary from time to time.
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APPENDIX C - ADVISER’S PROXY VOTING PROCEDURES AND GUIDELINES

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Effective March 25, 2024, for voting decisions as of March 26, 2024

Global Proxy Voting and Engagement Policy

State Street Global Advisors is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Global Advisors votes its clients’ proxies where the client has delegated proxy voting authority to it, and State Street Global Advisors votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1

1	This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation.

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Table of Contents	4	Introduction
	4	Our Asset Stewardship Program
	5	The State Street Global Advisors Proxy Voting Program
	5	Securities Not Voted Pursuant to the Policy
	6	Regional Nuances

	6	Our Proxy Voting and Engagement Principles
	6	Effective Board Oversight
	7	Disclosure
	7	Shareholder Protection
	7	Shareholder Proposals
	7	Engagement

	8	Section I. Effective Board Oversight
	8	Board Independence
	9	Board Composition
	11	Board Accountability

	15	Section II. Disclosure
	15	Board Composition Disclosures
	15	Reporting

	17	Section III. Shareholder Protection
	17	Capital
	19	Shareholder Rights
	21	Governance Documents & Miscellaneous Items

	22	Section IV. Shareholder Proposals

	23	Section V. Engagement
	23	Equity Engagements
	23	Fixed Income Engagements
	24	The Use of R-Factor in Engagements
	24	Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals

	25	Section VI. Other Matters
	25	Securities On Loan
	25	Reporting

	26	Appendix A: Assessment Criteria for Common Disclosure Topics
	26	Climate Disclosure Criteria
	27	Say-on-Climate Criteria
	28	Climate Transition Plan Disclosure Criteria for Companies that Have Adopted a Climate Transition Plan
	30	Methane Disclosure Criteria

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30	Nature-Related Disclosure: Biodiversity, Deforestation, Water Management, Wastewater Management, Plastics and Packaging, Waste Management, Product Lifecycle
30	Human Capital Management Disclosure Criteria
31	Diversity, Equity & Inclusion Disclosure Criteria
32	Pay Equity Disclosure Criteria (United States and United Kingdom Only)
32	Civil Rights Disclosure Criteria (United States Only)
32	Human Rights Disclosure Criteria
33	Political Contributions Disclosure Criteria (United States Only)
33	Lobbying Disclosure Criteria (United States Only)
33	Trade Association Alignment Disclosure Criteria

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Introduction	At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. Our primary fiduciary obligation to our clients is to maximize the long-term value of their investments. State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to its business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of this strategy.

Our Asset Stewardship Program

State Street Global Advisors’ Asset Stewardship Team is responsible for developing and implementing this Global Proxy Voting and Engagement Policy (the “Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by- case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, the Policy, and for monitoring the delivery of voting objectives.

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Policy, and (3) provide research and analysis relating to general corporate governance issues and specific proxy items.

All voting decisions and engagement activities for which State Street Global Advisors has been given voting discretion are undertaken in accordance with this Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon their independent voting policy.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:

• Power of attorney documentation is required.

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• Voting will have a material impact on our ability to trade the security.

• Voting is not permissible due to sanctions affecting a company or individual.

• Issuer-specific special documentation is required or various market or issuer certifications are required.

• Unless a client directs otherwise, in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

Voting authority attached to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.

The State Street Global Advisors Proxy Voting Program	In addition to the option of delegating proxy voting authority to State Street Global Advisors pursuant to this Policy, clients may alternatively choose to participate in the State Street Global Advisors Proxy Voting Program (the “Proxy Voting Program”) which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account[2] they own. Clients that participate in the Proxy Voting Program have the option of selecting a third-party proxy voting guideline from among policies included in the Proxy Voting Program to apply to the vote of the client’s pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Program.

Securities Not Voted Pursuant to the Policy

Where State Street Global Advisors’ clients have asked it to vote their shares on the client’s behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made its Proxy Voting Program available to its separately managed account clients and investors within a fund managed by State Street Global Advisors, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street

2  “Eligible funds and segregated accounts” include all fund and client accounts managed by State Street Global Advisors that employ an equity index strategy and which have granted, or are able to grant, proxy voting authority to State Street Global Advisors.

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Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Global Advisors pursuant to this Policy.

Regional Nuances	When voting and engaging with companies, we may consider market-specific nuances that may be relevant to that company. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes and to publicly disclose their level of compliance with the applicable provisions and requirements. Except where specified, this Policy applies globally.

Our Proxy Voting and Engagement Principles	We have organized our proxy voting and engagement program around three broad principles:

Effective Board Oversight

We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific. We vote for the (re-)election of directors on a case-by-case basis after considering various

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factors set forth in this Policy, including, but not limited to, board quality, general market practice, and availability of information on director skills and expertise. When voting in director elections, we do so on behalf of and in the best interest of the funds and client accounts we manage and do not seek to change or influence control of the company.

Disclosure	It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been protected by the board and provides insights into the quality of the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

Shareholder Protection	State Street Global Advisors believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders’ right to exercise their proxy vote on matters that are important to the protection of their investment such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability mechanisms, we believe there should be annual elections of the full board of directors. The ability to elect, remove and nominate directors on at least an annual basis provides the appropriate checks and balances to ensure that the board of directors are undertaking their responsibilities in the best interests of their shareholders.

Shareholder Proposals	When voting our clients’ proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. For proposals related to commonly requested disclosure topics, we have also developed the criteria found in Appendix A to assess the effectiveness of disclosure on such topics in connection with these types of proposals.

Engagement	State Street Global Advisors’ engagement activities provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our clients’ accounts. We conduct issuer-specific engagements with companies to discuss the principles set forth in this Policy, including sustainability-related risks and opportunities. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with

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executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

Section I. Effective Board Oversight

Board Independence	We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We have developed a set of criteria for determining board independence, which varies by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria, may include, for example:

• Participation in related-party transactions and other material business relations with the company

• Employment history with company

• Founder and member of founding family

• Government representative

• Excessive tenure and a preponderance of long-tenured directors

• Relations with significant shareholders

• Close family ties with any of the company’s advisers, directors or senior employees

• Cross-directorships

• Receipt of non-board related compensation from the issuer, its auditors or advisors

• Company classification of a director as non-independent

In some cases, State Street Global Advisors’ criteria may be more rigorous than applicable local or listing requirements.

Separation of Chair/CEO Our primary focus is to ensure there is strong independent leadership of the board, in accordance with the principles discussed above. We generally support the board choosing the governance structure that is most appropriate for that company.

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We may take voting action against the chair or members of the nominating committee at companies in the following indexes that have combined the roles of chair and CEO and have not appointed a lead independent director:

• S&P 500

• STOXX Europe 600

Board Committees We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for determining committee independence as we do for determining director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.

Board Composition	State Street Global Advisors believes that a well-constituted board of directors, with a balance of skills, expertise, and independence, provides the foundation for a well-governed company.

Refreshment and Tenure We may withhold votes from directors if overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures.

Generally, we may vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Director Time Commitments We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• Description of the annual review process undertaken by the nominating committee to evaluate director time commitments

• Numerical limit(s) on public company board seat(s) the company’s directors can serve on

For companies in the S&P 500, we may vote against the nominating committee chair at companies that do not publicly disclose a policy compliant with the above criteria, or do not commit to doing so within a reasonable timeframe.

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For other companies in certain markets[3] that do not publicly disclose a policy compliant with the above criteria, we will consider the number of outside board directorships that the company’s non-executive and executive directors may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:[4]

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Non-executive directors who sit on more than four public company boards

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Board Diversity We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity.

a. Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

In addition, we expect the boards of companies in the following indices to be composed of at least 30-percent female directors.

• Russell 3000

• TSX

• FTSE 350

• STOXX 600

3. Such markets include the United States (ex-S&P 500), Australia, Canada, United Kingdom, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland.

4. Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

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• ASX 300

If a company does not meet the applicable expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee.

We may waive the 30-percent voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for reaching the 30-percent threshold.

b. Board Racial & Ethnic Diversity (US & UK Only)

We may withhold support from the chair of the nominating committee when a company in the S&P 500 or FTSE 100 does not have at least one director from an underrepresented racial/ethnic community on its board. We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for reaching this threshold.

Board Member Expertise We believe board members should have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including sustainability-related issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. We believe nominating committees are best positioned to evaluate the skillset and expertise of both existing and prospective board members. However, we may take such considerations into account in certain circumstances, such as contested elections.

Board Accountability	Oversight of Strategy and Risk We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients’ portfolios, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders. Consistent with this perspective, we may seek to engage with our portfolio

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companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe that a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the responsible directors. We may withhold votes from directors who we determine have been remiss in their duties.

We may vote against directors due to failure to demonstrate effective oversight in the following three areas for relevant companies:

• Governance

• Climate risk management at companies in carbon-intensive industries[5] or companies receiving shareholder proposals that exhibit significant misalignment with our TCFD disclosure assessment criteria

• Human capital management at our largest global holdings

When evaluating a board’s oversight of risks and opportunities, we assess the following factors, based on disclosures by, and engagements with, portfolio companies:

• Oversees Long-term Strategy

— Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy

— Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy

• Demonstrates an Effective Oversight Process

— Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level

— Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level

5  State Street Global Advisors defines carbon-intensive industries as the following Global Industry Classification Standard (GICS) subindustries: Electric Utilities, Integrated Oil &Gas, Multi-Utilities, Steel, Construction Materials, Independent Power Producers & Energy Traders, Oil & Gas Refining & Marketing, Oil & Gas Exploration & Production, Diversified Metals & Mining, Airlines, Commodity Chemicals, Industrial Gases, Aluminum, Oil & Gas Storage & Transportation, Multi-Sector Holdings, Diversified Chemicals, Fertilizers & Agricultural Chemicals, Air Freight & Logistics, Agricultural Products, Environmental & Facilities Services, Coal & Consumable Fuels, Paper Packaging, Railroads, Marine, Automotive Retail, Oil & Gas Drilling, Food Retail, Paper Products, Hotels, Resorts & Cruise Lines, Internet & Direct Marketing Retail, Hypermarkets & Supercenters, Precious Metals & Minerals.

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— Utilizes KPIs or metrics to assess the effectiveness of risk management processes

— Engages with key stakeholders including employees and investors

• Ensures Effective Leadership

— Holds management accountable for progress on relevant metrics and targets

—  Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company’s business or operations

— Conducts a periodic effectiveness review

• Ensures Disclosures of Material Information

— Ensures publication of relevant disclosures, including those regarding material topics

— For example, we expect companies to disclose against the four pillars of the Task Force on Climate-related Financial Disclosures (TCFD) framework.

Proxy Contests We believe nominating committees that are comprised of independent directors are best placed to assess which individuals can properly fulfill the duties of the board, and act as effective fiduciaries. As long-term shareholders, we vote proxies in director elections, including related to nominating committee members, who play a critical role in determining board composition. While our default position is to support the committees’ judgement, we consider the following factors when evaluating dissident nominees:

• Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board

• Effectiveness, quality, and experience of the management slate

• Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board

• Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure

• Company performance and, if applicable, the merit of a recovery plan

Board Oversight of Geopolitical Risk As stewards of our clients’ assets, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. We expect our portfolio companies that may be impacted by geopolitical risk to:

• Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions-related, regulatory, and/or reputational risks, among others;

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• Strengthen board oversight of these efforts; and

• Describe these efforts in public disclosures.

Compensation and Remuneration We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the possible types of plans and the awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the compensation committee.

For example, criteria we may consider include the following:

• Overall quantum relative to company performance

• Vesting periods and length of performance targets

• Mix of performance, time and options-based stock units

• Use of special grants and one-time awards

• Retesting and repricing features

• Disclosure and transparency

Board Responsiveness to Advisory Votes

a. Executive Pay

We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder feedback to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

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b. Shareholder Proposals with Significant Shareholder Support

We may withhold votes from directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting.

Attendance We may withhold votes from directors if they attend less than 75 percent of board meetings without providing appropriate explanation for their failure to meet the attendance threshold.

Section II. Disclosure

It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been protected by the board and provides insights into the quality of the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

Board Composition Disclosures	We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Board Demographics (US and UK) If a company in the Russell 1000 or FTSE 350 does not disclose the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. Acceptable disclosures include:

• Aggregate-level (e.g., “5% of our Directors are Black”, “Seven of our Directors are people of color”, “30% chose not to self-identify”); or

• Individual-level (e.g., “Jane Doe is African-American, John Smith is Caucasian,” etc.)

Reporting	Financial Statements We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if (i) they have not been disclosed or audited; (ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or (iii) the auditor opinion is not disclosed.

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Climate-Related Disclosures We believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhancing investor-useful disclosure around this topic.

We find that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide an effective framework for disclosure of climate-related risks and opportunities. We believe all companies should provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:

• Governance The TCFD recommends companies describe the board’s oversight of, and management’s role in, assessing and managing climate-related risks and opportunities.

•  Strategy The TCFD recommends companies describe identified climate-related risks and opportunities and the impact of these risks and opportunities on their businesses, strategy, and financial planning.

•  Risk Management The TCFD recommends companies describe processes for identifying, assessing, and managing climate-related risks and describe how these processes are integrated into overall risk management.

• Metrics and Targets The TCFD recommends companies disclose metrics and targets used to assess and manage climate-related risks and opportunities.

—  State Street Global Advisors is not prescriptive on target setting. We expect companies that have adopted net zero ambitions to disclose interim climate targets.[6] If a company chooses not to disclose any climate targets, we expect the company to provide an explanation on how the company measures and monitors progress on managing climate-related risks and opportunities in line with the recommendations of TCFD.

—  TCFD recommends the disclosure of Scope 1, Scope 2, and, if appropriate, Scope 3 emissions. We expect companies to identify and disclose the most relevant categories of Scope 3 emissions as defined by the Greenhouse Gas Protocol Corporate Value Chain (Scope 3) Accounting and Reporting Standard. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty; therefore, if the company determines that categories of Scope 3 are impracticable to estimate, we instead encourage companies to explain these limitations. We do not expect companies to set Scope 3 targets. We do encourage companies to explain any efforts to address Scope 3 emissions in line with TCFD, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.

6. “Net zero ambitions” are defined by State Street Global Advisors as a public statement/commitment to align the company’s emissions to third party frameworks or pathways for net zero.

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We may take voting action against directors serving at companies in the following indexes that fail to provide sufficient disclosure regarding: (i) board oversight of climate-related risks and opportunities; (ii) total direct and indirect GHG emissions (“Scope 1” and “Scope 2” emissions); (iii) climate-related targets, in accordance with the TCFD framework:

• S&P 500

• S&P/TSX Composite

• FTSE 350

• STOXX 600

• ASX 200

• TOPIX 100

• Hang Seng

• Straits Times Index

We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for providing the expected disclosures.

Say-on-Climate Proposals While we are generally supportive of effective climate- related disclosure, we currently do not endorse an annual advisory climate vote. We have reservations with the potential unintended consequences of such a vote, including insulating directors from accountability, distracting from existing disclosure frameworks, and straining investors’ limited proxy voting resources. Where management chooses to include a Say-on-Climate vote, we assess the company’s disclosure in accordance with the criteria listed in Appendix A.

Workforce Disclosures (US Only) We may vote against the chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:

• The original EEO-1 report response; or

• The exact content of the report translated into custom graphics

Section III. Shareholder Protection

Capital	Share Capital Structure The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s

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ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:

• Increase in Authorized Common Shares

• Increase in Authorized Preferred Shares

• Unequal Voting Rights

• Share Repurchase Programs

Dividend Payouts We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Reorganization, Mergers and Acquisitions The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will generally be supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

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We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Related-Party Transactions Some companies have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Cross-Shareholdings (Japan Only) “Cross-shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Therefore, State Street Global Advisors may vote against the board leader at the TOPIX 500 companies where the “cross-shareholdings” (strategic listed shares) held by a company exceed 30 percent of the company’s net assets (as in the securities report disclosed for the previous fiscal year).

We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound, and publicly available plan for reducing its exposure to “cross-shareholdings”:

• To less than 30% by 2025; or

• By 50% of current level by 2025

Shareholder Rights	Proxy Access (North America Only) In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis. We generally support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

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Vote Standards

a. Annual Elections We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

b. Majority Voting We generally support a majority vote standard based on votes cast for the election of directors. We generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Shareholder Meetings

a. Special Meetings and Written Consent In general, we support the ability for shareholders to call special meetings, as well as act by written consent. We believe an appropriate threshold for both calling a special meeting and acting by written consent can be 25% of outstanding shares or less.

b. Notice Period to Convene a General Meeting We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to less than 14 days.

c. Virtual/Hybrid Shareholder Meetings We generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

• If a company breaches any of the criteria above, we may vote against the chair of the nominating committee.

•  In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.

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Governance Documents & Miscellaneous Items	Article Amendments
a. Unilateral Amendments We may withhold votes from directors of companies that have unilaterally adopted/amended company bylaws that negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote.

b. Super-Majority We generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions.

We generally vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

c. Board Size We generally support proposals seeking to fix the board size or designate a range for the board size and vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Anti-Takeover Issues Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances. However, we will generally support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

When appropriate, we may vote for an amendment to a shareholder rights plan where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e., if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Accounting and Audit-Related Issues Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important

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for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.

State Street Global Advisors believes that a company’s external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We generally do not support resolutions if adequate breakdown is not provided and/or if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We generally support the discharge of auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern, as well as requirements that auditors attend the annual meeting of shareholders.

Indemnification and Liability Generally, we support proposals to limit directors’[7] liability and/ or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Section IV. Shareholder Proposals	We believe that company boards do right by investors and are responsible for overseeing strategy and company management. Towards that end, we generally vote against a shareholder proposal if it appears to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line or if it is not a topic that the company has deemed to be material in their public disclosure documents.

When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:

1. Effective board oversight

7. In Japan, this includes statutory auditors.

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2. Quality disclosure

3. Shareholder protection

We will consider supporting a shareholder proposal if:

• the request is focused on enhanced disclosure of the company’s governance and/or risk oversight

• the adoption of the request would protect our clients’ interests as minority shareholders; or

• for common proposal topics for which we have developed assessment criteria, the extent to which the request satisfies the criteria found in Appendix A

Section V. Engagement	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies. Our stewardship prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation.

Equity Engagements	In general, there are three types of engagements that State Street Global Advisors may hold on behalf of equity holders:

1. Engagements with Portfolio Companies in Connection with a Ballot Item or
Other Topic In our Policy — Engagements held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy.
Such engagements generally, but not necessarily, occur during “proxy season.” They may be held at the request of State Street Global Advisors or the portfolio company.

2. Off-Season Engagement at the Request of a Portfolio Company — From
time-to-time, portfolio companies may seek to engage with State Street
Global Advisors in the ‘off- season’ to discuss a particular topic.

3. Off-Season Proactive Engagement Campaigns — Each year, State Street
Global Advisors will identify thematic engagement campaigns on important topics for which we are seeking more information to potentially inform our future voting positions.

Fixed Income Engagements	From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Global Advisors to discuss matters pertaining to the debt instruments that State Street Global Advisors holds on behalf of its clients. In such instances, State Street Global Advisors may

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engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Global Advisors’ Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.

In addition, State Street Global Advisors may also identify themes for engagement campaigns with issuers on topics that it believes may affect value of its clients’ debt investments. State Street Global Advisors may proactively engage with portfolio companies on these topics to help inform our views on the subject. Where such themes align with those relating to equities, such engagements may be carried out jointly on behalf of both equity and fixed income holdings where there is mutual benefit for both asset classes. Such engagements are led by the State Street Global Advisors Asset Stewardship Team, but could be attended by the relevant portfolio management teams.

The Use of R-Factor in Engagements	R-Factor™ is a scoring system created by State Street Global Advisors that leverages multiple data sources and aligns them to widely accepted, transparent Sustainability Accounting Standards Board (SASB) Materiality Framework for over 12,000 publicly listed companies. R-Factor™ scores are among the many inputs the Asset Stewardship Team may review when performing analysis on portfolio companies before engagements.

State Street Global Advisors uses R-Factor as a consideration when prioritizing engagements. State Street Global Advisors may also engage with a company regarding its R-Factor score at the request of the company.

Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals	We believe it is good practice for us to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies. However, we generally limit such discussions with investors to one engagement with the proponent unless we believe that it is necessary for us to have a follow-up discussion, and will seek to also engage with the company. We welcome the opportunity to review materials sent in advance of the proposed discussion. To the extent possible, we review all materials made publicly available by the investor or the company on a contested ballot item before making our own independent voting decision.

Our primary purpose of engaging with investors is:

• To gain a better understanding of their position or concerns at investee companies.

• In proxy contest situations:

— To assess possible director candidates where investors are seeking board representation in proxy contest situations

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— To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long-term shareholder
All requests for engagement should be sent to GovernanceTeam@ssga.com.

Section VI. Other Matters

Securities On Loan	As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation).

Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting	We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

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Appendix A

Assessment Criteria for Common Disclosure Topics	As outlined above, the pillars of our Asset Stewardship Program rest on effective board oversight, quality disclosure and shareholder protection. We are frequently asked to evaluate shareholder proposals on various topics, including requests for enhanced disclosure. We have developed the below criteria, which we believe represents quality disclosure on commonly requested disclosure topics.

Climate Disclosure Criteria	We expect all companies to provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:

• Governance The TCFD recommends companies describe the board’s oversight of, and management’s role in, assessing and managing climate-related risks and opportunities.

•  Strategy The TCFD recommends companies describe identified climate-related risks and opportunities and the impact of these risks and opportunities on their businesses, strategy, and financial planning.

•  Risk Management The TCFD recommends companies describe processes for identifying, assessing, and managing climate-related risks and describe how these processes are integrated into overall risk management.

• Metrics and Targets The TCFD recommends companies disclose metrics and targets used to assess and manage climate-related risks and opportunities.

—  State Street Global Advisors is not prescriptive on target setting. We expect companies that have adopted net zero ambitions to disclose interim climate targets. If a company chooses not to disclose any climate targets, we expect the company to provide an explanation on how the company measures and monitors progress on managing climate-related risks and opportunities in line with the recommendations of TCFD.

—  TCFD recommends the disclosure of Scope 1, Scope 2, and, if appropriate, Scope 3 emissions. We expect companies to identify and disclose the most relevant categories of Scope 3 emissions as defined by the Greenhouse Gas Protocol Corporate Value Chain (Scope 3) Accounting and Reporting Standard. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty; therefore, if the company determines that categories of Scope 3 are impracticable to estimate, we instead encourage companies to explain these limitations. We do not expect companies to set Scope 3 targets. We do encourage

8. “Net zero ambitions” are defined by State Street Global Advisors as a public statement/commitment to align the company’s emissions to third party frameworks or pathways for net zero.

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companies to explain any efforts to address Scope 3 emissions in line with TCFD, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.

Additionally, we expect companies in carbon-intensive industries[9] to disclose:

•  Public disclosure in accordance with all four pillars of Taskforce for Climate-related Financial Disclosures (TCFD) framework: (1) Governance, (2) Strategy, (3) Risk Management, (4) Metrics and Targets

• Interim climate targets to accompany long-term climate ambitions

• Discussion of scenario-planning on relevant risk assessment and strategic planning processes[10]

• Incorporation of relevant climate considerations in financial planning and/or capital allocation decisions, and

• Scope 1, 2, and relevant categories of Scope 3 greenhouse gas emissions[11]

Say-on-Climate Criteria

While we are generally supportive of the goals of “Say-on-Climate” proposals because we support effective climate-related disclosure, we currently do not endorse an annual advisory climate vote. We have reservations with the potential unintended consequences of such a vote, including insulating directors from accountability, distracting from existing disclosure frameworks, and straining investors’ limited proxy voting resources. Where management chooses to include a Say-on-Climate vote, we assess the company’s disclosure on a case-by-case basis consistent with our Assessment Criteria for Climate Transition Plan Disclosure outlined below.

9.  State Street Global Advisors defines carbon-intensive industries as the following Global Industry Classification Standard (GICS) subindustries: Electric Utilities, Integrated Oil &Gas, Multi-Utilities, Steel, Construction Materials, Independent Power Producers & Energy Traders, Oil & Gas Refining & Marketing, Oil & Gas Exploration & Production, Diversified Metals & Mining, Airlines, Commodity Chemicals, Industrial Gases, Aluminum, Oil & Gas Storage & Transportation, Multi-Sector Holdings, Diversified Chemicals, Fertilizers & Agricultural Chemicals, Air Freight & Logistics, Agricultural Products, Environmental & Facilities Services, Coal & Consumable Fuels, Paper Packaging, Railroads, Marine, Automotive Retail, Oil & Gas Drilling, Food Retail, Paper Products, Hotels, Resorts & Cruise Lines, Internet & Direct Marketing Retail, Hypermarkets & Supercenters, Precious Metals & Minerals.

10. As recommended by TCFD, we believe quality disclosure on scenario analysis includes the following: (i) the company has evaluated and disclosed the resilience of their strategy and business model to climate-related risks and opportunities using climate-related scenario analysis (ii) the company has described the implications of the scenario-planning exercise on the business including relevant risk assessment and strategic planning processes. We are not prescriptive on scenario selection. The company may choose to evaluate a range of scenarios aligned with relevant jurisdictional commitments, sectoral decarbonization approaches, or publicly available scenarios aligned with limiting global temperature rise as recommended by TCFD.

11. TCFD recommends the disclosure of Scope 1, Scope 2, and, if appropriate, Scope 3 emissions. We expect companies to identify and disclose the most relevant categories of Scope 3 emissions as defined by the Greenhouse Gas Protocol Corporate Value Chain (Scope 3) Accounting and Reporting Standard. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty and therefore if the company determines that categories of Scope of 3 are impracticable to estimate, we instead encourage companies to explain these limitations.

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We would consider supporting a “Say-on-Climate” shareholder proposal if the company has not provided investors with meaningful climate-related disclosure in line with our expectations, nor signaled the intention to enhance disclosure in the future.

Climate Transition Plan Disclosure Criteria for Companies that Have Adopted a Climate Transition Plan	We do not require companies to adopt net zero ambitions[12] or join relevant industry initiatives. For companies that have adopted a net zero ambition and/or climate transition plan, the disclosure criteria set out below serve to provide transparency on the criteria we assess.[13] Given that climate-related risks present differently across industries, our assessment of the below criteria may vary to account for best practices in specific industries.

• Ambition

— Disclosure of long-term climate ambitions

• Targets

— Disclosure of short- and/or medium-term interim climate targets

— Disclosure of alignment of climate targets with relevant jurisdictional commitments, specific temperature pathways, and/or sectoral decarbonization approaches

• TCFD Disclosure

— As recommended by TCFD:

○ Description of approach to identifying and assessing climate-related risks and opportunities

○ Disclosure of resilience of the company’s strategy, taking into consideration a range of climate-related scenarios

○ Disclosure of Scope 1, Scope 2, and relevant categories of Scope 3 emissions and any assurance

• Decarbonization Strategy

○ Disclosure of plans and actions to support stated climate targets and ambitions

○ Disclosure of emissions management efforts within the company’s operations and, as applicable, across the value chain

○ Disclosure of carbon offsets utilization, if any

12. “Net zero ambitions” are defined by State Street Global Advisors as a public statement/commitment to align the company’s emissions to third party frameworks or pathways for net zero.

13. State Street Global Advisors does not require companies to adopt a climate transition plan.

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○ Disclosure of the role of climate solutions (e.g., carbon capture and storage)

○ Disclosure of potential social risks and opportunities[14] related to climate transition plan, if any

• Capital Allocation

○ Disclosure of integration of relevant climate considerations in financial planning

○ Disclosure of total actual and planned capital deployed toward climate transition plan

○ Disclosure of approach to assessing and prioritizing investments toward climate transition plan (e.g., marginal abatement cost curves, internal carbon pricing, if any)

• Climate Policy Engagement

○ Disclosure of position on climate-related topics relevant to the company’s decarbonization strategy

○   Disclosure of assessment of stated positions on relevant climate-related topics versus those of associations and other relevant policy-influencing entities, such as trade associations, industry bodies, or coalitions, to which the company belongs, and any efforts taken as a result of this review to address potential misalignment.

• Climate Governance

○ Disclosure of the board’s role in overseeing climate transition plan

○ Disclosure of management’s role in overseeing climate transition plan

• Physical Risk

○ Disclosure of assessment of climate-related physical risks

○ Disclosure of approach to managing identified climate-related physical risks

14. Social risks and opportunities refer to the potential impacts on stakeholders, such as a company’s workforce, customers, communities, or supply chains related to the company’s climate transition plan, which may give rise to risks or opportunities related to human capital management, human rights, and economic development, among others.

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• Stakeholder Engagement

○ Disclosure of engagement with relevant internal stakeholders related to climate transition plan (e.g., workforce training, cross-functional collaboration)

○ Disclosure of engagement with relevant external stakeholders related to climate transition plan (e.g., industry collaboration, customer engagement)

Methane Disclosure Criteria	For companies that own or operate oil and gas assets we believe quality disclosure includes the following:

• Describe methane emissions detection and monitoring efforts

• Explain efforts to enhance measurement, reporting, and verification

• Describe the company’s strategy to manage methane emissions

• Disclose any methane-related metrics and targets utilized

Nature-Related Disclosure: Biodiversity, Deforestation, Water Management, Wastewater Management, Plastics and Packaging, Waste Management, Product Lifecycle	For companies that have determined Biodiversity, Deforestation, Water Management, Wastewater Management, Plastics and Packaging, Waste Management, or Product Lifecycle to present a long-term risk and/or opportunity to their business and/or operations we believe quality disclosure should include the following, which aligns with the pillars of the TCFD framework:
• Governance
• Strategy

• Risk management

• Metrics and targets (when relevant)

In assessing these criteria, we may review the company’s disclosure against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).

Human Capital Management Disclosure Criteria	We believe quality public disclosure includes the following:
• Board oversight Methods outlining how the board oversees human capital-related risks and opportunities

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• Strategy Approaches to human capital management and how these advance the long- term business strategy

• Compensation Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy

• Voice Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization, and

• Diversity, equity, and inclusion Efforts to advance diversity, equity, and inclusion

Diversity, Equity & Inclusion Disclosure	We believe quality public disclosure includes the following:
Criteria	• Board Oversight Describe how the board executes its oversight role in risks and opportunities related to diversity and inclusion

• Strategy Articulate the role that diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy

• Goals Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing

• Metrics Provide measures of the diversity of the company’s global employee base and board, including:

○    Workforce Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

○ Board Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

○    Board Diversity Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

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Pay Equity Disclosure Criteria (United States and United Kingdom	We believe quality disclosure for companies in the United States and the United Kingdom includes the following:
Only)	• Adjusted pay gaps related to race and gender within the company (disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the United Kingdom market at this time);

• Strategy to achieve and maintain pay equity; and

• Role of the board in overseeing pay strategies as well as diversity, equity and inclusion efforts

Civil Rights Disclosure Criteria (United States Only)	We believe quality disclosure for companies in the United States includes the following:
• Risks related to civil rights, including risks associated with products, practices, and services;

• Plans to manage and mitigate these risks; and

• Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

Human Rights Disclosure Criteria	We expect portfolio companies to regularly identify whether there are risks related to human rights[15] in their operations and manage any material risks that emerge, providing relevant disclosures to investors.

We believe all companies should disclose whether they have established processes for identifying risks related to human rights.

For companies where material human rights risks are identified, we believe quality disclosure includes the following:

• Human rights-related risks the company considers most material

• Plans to manage and mitigate these risks

• Board oversight of these risks, and

• Assessment of the effectiveness of the human rights risk management program

15. As defined in the Universal Declaration of Human Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

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Political Contributions Disclosure Criteria (United States Only)	We believe quality disclosure companies in the United States includes the following information:

•  All contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the United States; and

• The role of the board in oversight of political contributions.

Lobbying Disclosure Criteria (United States Only)	We believe quality disclosure for companies in the United States includes the following:
• Membership in United States trade associations (to which payments are above $50,000 per year) and

• The role of the board in overseeing lobbying activities.

Trade Association Alignment Disclosure	We believe quality disclosure for companies includes the following:
Criteria	• The board’s role in overseeing the company’s participation in the political process, including membership in trade associations or other policy-influencing entities; and

•  Whether the company regularly performs a gap analysis of its stated positions on relevant issues versus those of the trade associations or other policy-influencing organizations of which it is a member, and

• Whether the company disclosed a list of its trade association memberships

Note:We believe that management is best suited to take positions on the matters related to their company, and therefore we do not recommend any specific position. Our support of these types of shareholder proposals, if any, solely reflects our support for enhanced disclosure on assessing alignment between stated company positions and the positions of associations and other relevant policy-influencing entities to which the company belongs in line with market expectations and effective risk management.

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About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. As pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth- largest asset manager* with US $4.13 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2022.

†  This figure is presented as of December 31, 2023 and includes approximately $64.44 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

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ssga.com	ID2025966 0224	Exp. Date: 02/28/2025

APPENDIX **D** — ISS PROXY VOTING POLICY AND GUIDELINES

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

WWW.ISSGOVERNANCE.COM D-1

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the

“assigned” primary market coverage.

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1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant	Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company’s market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group

(Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;

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◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

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Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

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Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

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◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;

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◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

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◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

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◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

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Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option—the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market;
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

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In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

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Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

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◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

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Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

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◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

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◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and

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◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

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◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);

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◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

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◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;

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◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

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Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on

ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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APPENDIX E – IVC PROGRAM PROXY VOTING POLICY DOCUMENTS

SSGA – VOTE WITH COMPANY BOARD RECOMMENDATION

Custom Policy developed by ISS for use solely in State Street Global Advisors’ proxy voting program

2023

ISS

Proxy Advisory | Proxy Voting | Securities Class Action Services | Global Proxy Distribution

E-1

SSGA – Vote With Company Board Recommendation Policy

Default Position	Vote in accordance with the recommendation of the company’s board of directors as set forth on the applicable proxy statement on all items where a company’s board of directors recommendation can be provided and exists.

• If the company’s board of directors provides no vote recommendation (company’s board of directors’ vote recommendation = NONE), then ABSTAIN.

•  In certain limited cases, proxies seek factual information about shareholders (e.g., if the shareholder is a citizen of the country where the vote is being held, or if the shareholder has a personal interest in the proposed agenda item). In such cases, the proxy form instructs shareholders on how to vote based on factual circumstances and State Street Global Advisors will provide the factual information requested on behalf of the fund holding the securities.

ISS | Institutional Shareholder Services	E-2	2

For more information, please visit: www.issgovernance.com

ISS | Institutional Shareholder Services	E-3	3

ISS

UNITED STATES

GLOBAL BOARD-ALIGNED PROXY VOTING GUIDELINES

2023 Policy Recommendations

Published March 15, 2023

WWW.ISSGOVERNANCE.COM

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Introduction

ISS’ Global Board-Aligned Policy is designed to enable subscribing investors to vote in a manner that upholds foundational corporate governance principles as a means of protecting and maximizing their investments, whilst generally aligning with issuers’ board recommendations for voting on environmental and social matters.

On matters of corporate governance, executive compensation, and corporate structure, the Global Board-Aligned Policy guidelines are focused on widely accepted good standards of corporate governance and shareholder rights protection, and on the creation and preservation of economic value. On environmental or social matters, the Global Board-Aligned Policy will generally be in line with the board’s recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market. Details are as further described in these guidelines.

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1.  Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

▪	Independent directors comprise 50 percent or less of the board;
▪	The non-independent director serves on the audit, compensation, or nominating committee;
▪	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
▪	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years. 2.7. Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers. 2.19. Any material[12] relationship with the company.

3.	Independent Director
3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪	Medical issues/illness;
▪	Family emergencies; and
▪	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

▪	Sit on more than five public company boards; or
▪	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

▪	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪	Rationale provided in the proxy statement for the level of implementation;
▪	The subject matter of the proposal;
▪	The level of support for and opposition to the resolution in past meetings;
▪	Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪	Other factors as appropriate.
▪	The board failed to act on takeover offers where the majority of shares are tendered;
▪

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

▪	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

▪	The company has a poison pill with a deadhand or slowhand feature[6];
▪	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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▪	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

▪	The disclosed rationale for the adoption;
▪	The trigger;
▪	The company’s market capitalization (including absolute level and sudden changes);
▪	A commitment to put any renewal to a shareholder vote; and
▪	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

▪	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
▪	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪	Supermajority vote requirements to amend the bylaws or charter;
▪	A classified board structure; or
▪	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪	The company’s ownership structure;
▪	The company’s existing governance provisions;
▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

▪	Classified the board;
▪	Adopted supermajority vote requirements to amend the bylaws or charter;
▪	Eliminated shareholders’ ability to amend bylaws;
▪	Adopted a fee-shifting provision; or
▪	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

▪

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

▪	A classified board structure;
▪	A supermajority vote requirement;
▪	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
▪	The inability of shareholders to call special meetings;
▪	The inability of shareholders to act by written consent;
▪	A multi-class capital structure; and/or
▪	A non-shareholder-approved poison pill.

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Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

▪	The non-audit fees paid to the auditor are excessive;
▪	The company receives an adverse opinion on the company’s financial statements from its auditor; or
▪

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

▪

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains significant problematic pay practices; or
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

▪	Material failures of governance, stewardship, risk oversight[10], or fiduciary responsibilities at the company;
▪	Failure to replace management as appropriate; or
▪

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

▪	Long-term financial performance of the company relative to its industry;
▪	Management’s track record;
▪	Background to the contested election;
▪	Nominee qualifications and any compensatory arrangements;
▪	Strategic plan of dissident slate and quality of the critique against management;
▪	Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

10 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

▪	The rationale provided for adoption of the term/tenure limit;
▪	The robustness of the company’s board evaluation process;
▪	Whether the limit is of sufficient length to allow for a broad range of director tenures;
▪	Whether the limit would disadvantage independent directors compared to non-independent directors; and
▪	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

▪	The scope of the shareholder proposal; and
▪	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

▪	The reasonableness/scope of the request; and
▪	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

▪	The company has proxy access[11], thereby allowing shareholders to nominate directors to the company’s ballot; and
▪

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation12.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
▪	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
▪

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

▪	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

11 A proxy access right that meets the recommended guidelines.

12 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

▪	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
▪	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
▪	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
▪	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

▪	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
▪	Level of disclosure regarding the issue for which board oversight is sought;
▪	Company performance related to the issue for which board oversight is sought;
▪	Board committee structure compared to that of other companies in its industry sector; and
▪	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

▪	The scope and rationale of the proposal;
▪	The company’s current board leadership structure;
▪	The company’s governance structure and practices;
▪	Company performance; and
▪	Any other relevant factors that may be applicable.

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The following factors will increase the likelihood of a “for” recommendation:

▪	A majority non-independent board and/or the presence of non-independent directors on key board committees;
▪	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
▪	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
▪	Evidence that the board has failed to oversee and address material risks facing the company;
▪	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
▪	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent

Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

▪	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
▪	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
▪	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
▪	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

▪	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
▪	Effectively disclosed information with respect to this structure to its shareholders;
▪	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
▪

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.  Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

▪	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
▪	The motivation and rationale for establishing the agreements;
▪	The quality of the company’s disclosure; and
▪	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

▪	An auditor has a financial interest in or association with the company, and is therefore not independent;
▪	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
▪	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
▪	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

▪	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

▪	The tenure of the audit firm;
▪	The length of rotation specified in the proposal;
▪	Any significant audit-related issues at the company;
▪	The number of Audit Committee meetings held each year;
▪	The number of financial experts serving on the committee; and
▪	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3.  Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

▪	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
▪	The company’s ownership structure and historical voting turnout;
▪	Whether the board could amend bylaws adopted by shareholders; and
▪	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

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Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

▪	The company’s stated rationale for adopting such a provision;
▪	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
▪	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
▪

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

▪

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
▪

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

▪	Shareholders have approved the adoption of the plan; or
▪

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

▪	No lower than a 20 percent trigger, flip-in or flip-over;
▪	A term of no more than three years;
▪	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
▪

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

▪	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
▪

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

▪	The scope and structure of the proposal;
▪

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

▪	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
▪	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
▪	Any recent controversies or concerns related to the company’s proxy voting mechanics;
▪	Any unintended consequences resulting from implementation of the proposal; and
▪	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

▪	The election of fewer than 50 percent of the directors to be elected is contested in the election;
▪	One or more of the dissident’s candidates is elected;
▪	Shareholders are not permitted to cumulate their votes for directors; and
▪	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

▪	Reasons for reincorporation;
▪	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
▪	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

▪	Shareholders’ current right to act by written consent;
▪	The consent threshold;
▪	The inclusion of exclusionary or prohibitive language;
▪	Investor ownership structure; and
▪	Shareholder support of, and management’s response to, previous shareholder proposals.

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Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

▪	An unfettered[13] right for shareholders to call special meetings at a 10 percent threshold;
▪	A majority vote standard in uncontested director elections;
▪	No non-shareholder-approved pill; and
▪	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

▪	Shareholders’ current right to call special meetings;
▪	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
▪	The inclusion of exclusionary or prohibitive language;
▪	Investor ownership structure; and
▪	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

▪	Ownership structure;
▪	Quorum requirements; and
▪	Vote requirements.

13 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only14 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and
▪	Concerns identified with the company’s prior meeting practices.

14 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4.  Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

▪	The company discloses a compelling rationale for the dual-class capital structure, such as:
▪	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
▪	The new class of shares will be transitory;
▪	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
▪	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

▪	The size of the company;
▪	The shareholder base; and
▪	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
▪	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

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Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[15]
▪

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

▪

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

▪	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

▪	More simplified capital structure;
▪	Enhanced liquidity;
▪	Fairness of conversion terms;
▪	Impact on voting power and dividends;

15 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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▪	Reasons for the reclassification;
▪	Conflicts of interest; and
▪	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

▪	The number of authorized shares will be proportionately reduced; or
▪	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

▪	Stock exchange notification to the company of a potential delisting;
▪	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
▪	The company’s rationale; or
▪	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

▪	Greenmail;
▪	The use of buybacks to inappropriately manipulate incentive compensation metrics;
▪	Threats to the company’s long-term viability; or
▪	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

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Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

▪	Adverse governance changes;
▪	Excessive increases in authorized capital stock;
▪	Unfair method of distribution;
▪	Diminution of voting rights;
▪	Adverse conversion features;
▪	Negative impact on stock option plans; and
▪	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

▪	Purchase price;
▪	Fairness opinion;
▪	Financial and strategic benefits;
▪	How the deal was negotiated;
▪	Conflicts of interest;
▪	Other alternatives for the business;
▪	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

▪	Impact on the balance sheet/working capital;
▪	Potential elimination of diseconomies;

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▪	Anticipated financial and operating benefits;
▪	Anticipated use of funds;
▪	Value received for the asset;
▪	Fairness opinion;
▪	How the deal was negotiated;
▪	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

▪	Dilution to existing shareholders’ positions;
▪	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
▪	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
▪	Management’s efforts to pursue other alternatives;
▪	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
▪	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

▪	The reasons for the change;
▪	Any financial or tax benefits;

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▪	Regulatory benefits;
▪	Increases in capital structure; and
▪	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

▪	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
▪	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

▪	Offer price/premium;
▪	Fairness opinion;
▪	How the deal was negotiated;
▪	Conflicts of interest;
▪	Other alternatives/offers considered; and
▪	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

▪	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
▪	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
▪	Are all shareholders able to participate in the transaction?
▪	Will there be a liquid market for remaining shareholders following the transaction?
▪	Does the company have strong corporate governance?
▪	Will insiders reap the gains of control following the proposed transaction?
▪	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

▪	Percentage of assets/business contributed;
▪	Percentage ownership;
▪	Financial and strategic benefits;
▪	Governance structure;
▪	Conflicts of interest;
▪	Other alternatives; and
▪	Non-completion risk.

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Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

▪	Management’s efforts to pursue other alternatives;
▪	Appraisal value of assets; and
▪	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

▪

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

▪	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
▪

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

▪

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

▪

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

▪

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

▪

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

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▪	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

▪

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

▪

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

▪	Financial issues:
▪	The company’s financial condition;
▪	Degree of need for capital;
▪	Use of proceeds;
▪	Effect of the financing on the company’s cost of capital;
▪	Current and proposed cash burn rate;
▪	Going concern viability and the state of the capital and credit markets.

▪

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

▪	Control issues:
▪	Change in management;
▪	Change in control;
▪	Guaranteed board and committee seats;
▪	Standstill provisions;
▪	Voting agreements;
▪	Veto power over certain corporate actions; and
▪	Minority versus majority ownership and corresponding minority discount or majority control premium.

▪	Conflicts of interest:
▪	Conflicts of interest should be viewed from the perspective of the company and the investor.
▪	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

▪	Market reaction:
▪	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪	Estimated value and financial prospects of the reorganized company;
▪	Percentage ownership of current shareholders in the reorganized company;

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▪	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
▪	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
▪	Existence of a superior alternative to the plan of reorganization; and
▪	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

▪

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

▪

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

▪

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

▪	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
▪

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

▪	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
▪	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

▪	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
▪

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

▪

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

▪	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

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Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

▪	Tax and regulatory advantages;
▪	Planned use of the sale proceeds;
▪	Valuation of spinoff;
▪	Fairness opinion;
▪	Benefits to the parent company;
▪	Conflicts of interest;
▪	Managerial incentives;
▪	Corporate governance changes;
▪	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

▪	Hiring a financial advisor to explore strategic alternatives;
▪	Selling the company; or
▪	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

▪	Prolonged poor performance with no turnaround in sight;
▪	Signs of entrenched board and management (such as the adoption of takeover defenses);
▪	Strategic plan in place for improving value;
▪	Likelihood of receiving reasonable value in a sale or dissolution; and
▪	The company actively exploring its strategic options, including retaining a financial advisor.

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5.  Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains significant problematic pay practices;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
▪	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices16, this analysis considers the following:

1.	Peer Group[17] Alignment:

▪	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
▪	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[18] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance- to time-based incentive awards;
▪	The overall ratio of performance-based compensation to fixed or discretionary pay;
▪	The rigor of performance goals;
▪	The complexity and risks around pay program design;
▪	The transparency and clarity of disclosure;
▪	The company’s peer group benchmarking practices;
▪	Financial/operational results, both absolute and relative to peers;
▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
▪	Realizable pay[19] compared to grant pay; and
▪	Any other factors deemed relevant.

16 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

17 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

18 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

19 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

▪	Problematic practices related to non-performance-based compensation elements;
▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪	Extraordinary perquisites or tax gross-ups;
▪	New or materially amended agreements that provide for:
▪	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
▪	CIC excise tax gross-up entitlements (including “modified” gross-ups);
▪	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
▪	Liberal CIC definition combined with any single-trigger CIC benefits;
▪	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
▪	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
▪	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪	Duration of options backdating;
▪	Size of restatement due to options backdating;
▪	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
▪	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

▪	Single- or modified-single-trigger cash severance;
▪	Single-trigger acceleration of unvested equity awards;
▪	Full acceleration of equity awards granted shortly before the change in control;
▪	Acceleration of performance awards above the target level of performance without compelling rationale;
▪	Excessive cash severance (generally >3x base salary and bonus);
▪	Excise tax gross-ups triggered and payable;
▪	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
▪

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

▪	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

▪

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

▪	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
▪	SVT based only on new shares requested plus shares remaining for future grants.

▪	Plan Features:
▪	Quality of disclosure around vesting upon a change in control (CIC);
▪	Discretionary vesting authority;
▪	Liberal share recycling on various award types;
▪	Lack of minimum vesting period for grants made under the plan;
▪	Dividends payable prior to award vesting.

▪	Grant Practices:
▪	The company’s three-year burn rate relative to its industry/market cap peers;
▪	Vesting requirements in CEO’s recent equity grants (3-year look-back);
▪	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
▪	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
▪	Whether the company maintains a sufficient claw-back policy;
▪	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

▪	Awards may vest in connection with a liberal change-of-control definition;
▪

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

▪	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
▪	The plan is excessively dilutive to shareholders’ holdings;
▪	The plan contains an evergreen (automatic share replenishment) feature; or
▪	Any other plan features are determined to have a significant negative impact on shareholder interests.

20 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.21

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

21 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

▪	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
▪	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
▪	Cancel underwater options in exchange for stock awards; or
▪	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

▪	Severity of the pay-for-performance misalignment;
▪	Whether problematic equity grant practices are driving the misalignment; and/or
▪	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Addresses administrative features only; or
▪

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

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Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

▪

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

▪

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

▪

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

▪	Purchase price is at least 85 percent of fair market value;

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▪	Offering period is 27 months or less; and
▪	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

▪	Broad-based participation;
▪	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
▪	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
▪	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

▪	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
▪	Rationale for the re-pricing--was the stock price decline beyond management’s control?;
▪	Is this a value-for-value exchange?;
▪	Are surrendered stock options added back to the plan reserve?;
▪	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;
▪	Option vesting--does the new option vest immediately or is there a black-out period?;
▪	Term of the option--the term should remain the same as that of the replaced option;
▪	Exercise price--should be set at fair market or a premium to market;
▪	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

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Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

▪	Executive officers and non-employee directors are excluded from participating;
▪

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

▪	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

▪	Eligibility;
▪	Vesting;
▪	Bid-price;
▪	Term of options;
▪	Cost of the program and impact of the TSOs on company’s total option expense; and
▪	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

▪	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
▪	An assessment of the following qualitative factors:
▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

▪

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

▪	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
▪	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

▪	The company’s past practices regarding equity and cash compensation;
▪	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
▪	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

▪	The percentage/ratio of net shares required to be retained;
▪	The time period required to retain the shares;
▪	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
▪	Whether the company has any other policies aimed at mitigating risk taking by executives;
▪	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
▪	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

▪	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
▪	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
▪	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

▪

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

▪

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

▪	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
▪	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
▪

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

▪	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
▪

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

▪	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
▪

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

▪	Can shareholders assess the correlation between pay and performance based on the current disclosure?
▪	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

▪	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
▪	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
▪	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
▪	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
▪	An executive may not trade in company stock outside the 10b5-1 Plan;
▪	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have

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been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

▪	If the company has adopted a formal recoupment policy;
▪	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
▪	Whether the company has chronic restatement history or material financial problems;
▪	Whether the company’s policy substantially addresses the concerns raised by the proponent;
▪	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
▪	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

▪	The triggering mechanism should be beyond the control of management;
▪	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
▪

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

▪	The frequency and timing of the company’s share buybacks;
▪	The use of per-share metrics in incentive plans;
▪	The effect of recent buybacks on incentive metric results and payouts; and
▪	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

▪

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

▪	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.  Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

▪	The new quorum threshold requested;
▪	The rationale presented for the reduction;
▪	The market capitalization of the company (size, inclusion in indices);
▪	The company’s ownership structure;
▪	Previous voter turnout or attempts to achieve quorum;
▪	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
▪	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.  Environmental and Social Issues

Global Approach – E&S-related Proposals

Environmental and social proposals will be reviewed with a focus on how, and to what extent, the issues dealt with in such proposals will directly affect shareholder value, and with a presumption on environmental and social topics that the board’s recommendations should generally prevail. In those circumstances where it is widely considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market, the Global Board-Aligned Policy will generally recommend in support of such proposals (e.g. proposals requesting greater disclosure of a company’s political contributions and/or trade association spending policies and activities). In the absence of a clear determination that environmental and social proposals will have a positive effect on shareholder value or there are proposals that seek information that exceeds a widely endorsed standard in the market or place any burden upon the company beyond a reasonable and clearly established reporting standard in the market, the Global Board-Aligned policy will generally recommend voting against such proposals, or in line with the board’s recommendations if different.

Say on Climate (SoC) Management Proposals

General Recommendation: Generally vote with the board’s recommendation on management proposals that request shareholders to approve the company’s climate transition action plan.22

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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8.  Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

▪	Past performance as a closed-end fund;
▪	Market in which the fund invests;
▪	Measures taken by the board to address the discount; and
▪	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

▪	Past performance relative to its peers;
▪	Market in which the fund invests;
▪	Measures taken by the board to address the issues;
▪	Past shareholder activism, board activity, and votes on related proposals;
▪	Strategy of the incumbents versus the dissidents;
▪	Independence of directors;
▪	Experience and skills of director candidates;
▪	Governance profile of the company;
▪	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

▪	Proposed and current fee schedules;
▪	Fund category/investment objective;
▪	Performance benchmarks;
▪	Share price performance as compared with peers;
▪	Resulting fees relative to peers;
▪	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

▪	Stated specific financing purpose;
▪	Possible dilution for common shares;
▪	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

▪	Potential competitiveness;
▪	Regulatory developments;
▪	Current and potential returns; and
▪	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

▪	The fund’s target investments;
▪	The reasons given by the fund for the change; and
▪	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

▪	Political/economic changes in the target market;
▪	Consolidation in the target market; and
▪	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

▪	Potential competitiveness;
▪	Current and potential returns;
▪	Risk of concentration;
▪	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

▪

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

▪

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

▪	The company has demonstrated responsible past use of share issuances by either:
▪	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
▪	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

▪	Strategies employed to salvage the company;
▪	The fund’s past performance;
▪	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

▪	The degree of change implied by the proposal;
▪	The efficiencies that could result;
▪	The state of incorporation;
▪	Regulatory standards and implications.

Vote against any of the following changes:

▪	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
▪	Removal of shareholder approval requirement for amendments to the new declaration of trust;
▪

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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▪	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
▪	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
▪	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

▪	Regulations of both states;
▪	Required fundamental policies of both states;
▪	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

▪	Fees charged to comparably sized funds with similar objectives;
▪	The proposed distributor’s reputation and past performance;
▪	The competitiveness of the fund in the industry;
▪	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

▪	Resulting fee structure;
▪	Performance of both funds;
▪	Continuity of management personnel;
▪	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

▪	Performance of the fund’s Net Asset Value (NAV);
▪	The fund’s history of shareholder relations;
▪	The performance of other funds under the advisor’s management.

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ISS

UNITED STATES

PUBLIC FUND PROXY VOTING GUIDELINES

2023 Policy Recommendations

Published January 17, 2023

WWW.ISSGOVERNANCE.COM

E-70

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Toxic Chemicals	E-139

Nuclear Safety	E-140

Concentrated Area Feeding Operations (CAFOs)	E-140

Pharmaceutical Product Reimportation	E-140

Pharmaceutical Product Pricing	E-140

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Fiduciary Proxy Voting Guidelines for Public Plan Sponsors

Public fund fiduciaries and their investment managers are required to vote proxies solely in the best interest of plan participants and beneficiaries. As fiduciaries, public funds trustees must act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

The execution of proxy-voting rights at shareholder meetings is a required duty of pension fund fiduciaries. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager.1 While public pension plans are not directly subject to the Employee Retirement Income Security Act of 1974 (ERISA), most do generally comply with the position set forth by the U.S. Department of Labor in 1988 with regard to the fiduciary responsibilities governing the voting of shares of stock owned by the plan.

These proxy voting guidelines are designed to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting, with the intent of maximizing the long-term economic benefits of its plan participants, beneficiaries, and citizens of the state in which the fund resides. This includes an obligation to vote proxies in a manner consistent with sound corporate governance and responsible corporate citizenship. Sound corporate governance and responsible corporate practices lead to increased long-term shareholder value.

While these guidelines often provide explicit guidance on how to vote proxies with regard to specific issues that appear on ballot, they are not intended to be exhaustive. Hundreds of issues appear on proxy ballots every year; as such, it is neither practical nor reasonable to fashion voting guidelines and policies which attempt to address every eventuality. Rather, these guidelines are intended to cover the most significant and frequent proxy issues that arise. Each proxy issue should be subject to a rigorous analysis of the economic impact of the issue on the long-term share value. All votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plan.

These proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, auditor ratification, proxy contests, mergers and acquisitions, and tender offer takeover defenses. In addition to governance issues, these guidelines address broader issues of corporate citizenship that can also have a direct impact on corporate performance and important stakeholder interests, including climate risk, job security and wage parity, local economic development and stability, and workplace safety and health issues. In accordance with state laws, the policies take into consideration actions that promote good corporate citizenship through the proxy process.

1 Most public sector pension plans, regulatory bodies, and professional associations have adopted the views of the U.S. Department of Labor on fiduciary duties related to proxy voting. The Department of Labor’s Employee Benefits Security Administration (previously known as the Pension and Welfare Benefits Administration) has stated in opinion letters and an interpretative bulletin that the voting rights related to shares of stock held by pension plans are plans assets. Therefore, according to the Department, “the fiduciary act of managing plan assets which are shares of corporate stock would include the voting of proxies appurtenant to those shares of stock.” Sources include: the Department of Labor Opinion Letter (Feb.23, 1988), reprinted in 15 Pens. Rep. (BNA), 391, the Department of Labor Opinion Letter (Jan.23, 1990), reprinted in 17 Pens. Rep. (BNA), 244 and the Interpretative Bulletin, 94-2.

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1.  Director Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Public Fund Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation. Public Fund Advisory Services evaluates directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Director accountability, independence and competence have become issues of prime importance to investors given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive low shareholder support, and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high withhold/against votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

Public Fund Advisory Services Recommendation: Votes on individual director nominees are always made on a case-by-case basis. Specific director nominee withhold/against2 votes can be triggered by one or more of the following factors:

2 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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Board Independence

▪	Lack of a board that is at least majority independent;
▪	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or
▪	Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence

▪	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty; or
▪	Attendance of director nominees at board and committee meetings of less than 75 percent in one year without valid reason or explanation.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

Gender Diversity

Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity

For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members3. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Board Accountability

Generally vote for director nominees, except under the following circumstances (with new nominees4 considered on a case-by-case basis):

Problematic Takeover Defenses

▪	The board lacks accountability and oversight due to the presence of problematic governance provisions, coupled with long-term poor corporate performance relative to peers;
▪

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Public Fund Advisory Services may recommend a vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees[4]; or

3 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

4 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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▪	The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Restriction of Binding Shareholder Proposals

Vote against or withhold from members of the governance committee if:

▪

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the compensation committee and potentially the full board if:

▪	There is an unmitigated misalignment between CEO pay and company performance (see Pay-for-Performance policy);
▪	The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;
▪	There is evidence that management/board members are using company stock in hedging activities.
▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Audit-Related Practices

Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot;

Vote against or withhold votes from the members of the audit committee when:

▪	Consulting (i.e. non-audit) fees paid to the auditor are excessive;
▪	Auditor ratification is not included on the proxy ballot;
▪	The company receives an adverse opinion on the company’s financial statements from its auditor;
▪

There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

▪

Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

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Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪	Any other relevant factors.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees4, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪	The company’s ownership structure;
▪	The company’s existing governance provisions;
▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against directors (except new nominees4, who should be considered case-by-case) if the board:

▪	Classified the board;
▪	Adopted supermajority vote requirements to amend the bylaws or charter;
▪	Eliminated shareholders’ ability to amend bylaws;
▪	Adopted a fee-shifting provision; or
▪	Adopted another provision deemed egregious.

Problematic Governance Structure – Newly public companies

For companies that hold or held their first annual meeting5 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees4, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪	Supermajority vote requirements to amend the bylaws or charter;

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▪	A classified board structure; or
▪	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights

Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees4, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights6.

Exceptions to this policy will generally be limited to:

▪	Newly-public companies[5] with a sunset provision of no more than seven years from the date of going public;
▪	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote against or withhold from directors individually, governance committee members, or the entire board (except new nominees4, who should be considered case-by-case), where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

▪	The presence of problematic governance practices including interlocking directorships, multiple related-party transactions, excessive risk-taking, imprudent use of corporate assets, etc.;

5 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

6 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

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▪	Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;
▪

Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, failure to replace management as appropriate, flagrant or egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company; or

▪

Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain8, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Public Fund Advisory Services determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in compliance:

▪	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪	Board governance measures;
▪	Corporate strategy;
▪	Risk management analyses; and
▪	Metrics and targets.
▪	Appropriate GHG emissions reduction targets.

At this time “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Board Responsiveness

Vote against or withhold from individual directors, committee members, or the entire board of directors as appropriate if:

▪

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against votes;

▪	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
▪

The board failed to act on a shareholder proposal that received approval by a majority of the shares cast the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year.

Vote case-by-case on compensation committee members (or, potentially, the full board) and the Say-on-Pay proposal if:

▪	The company’s previous say-on-pay proposal received low levels of investor support, taking into account:
▪

The company’s response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of

7 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlements; or hedging of company stock.

8 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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engagements and whether independent directors participated); b) disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; c) disclosure of specific and meaningful actions taken to address shareholders’ concerns; d) other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Discussion

Independence

Board independence from management is of vital importance to a company and its shareholders. Accordingly, Public Fund Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; a personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chair or chief executive officer is also a board member; and service with a non-profit organization that receives significant contributions from the company.

Public Fund Advisory Services Recommendation:

▪

Generally vote against or withhold votes from non-independent director nominees (executive directors and non-independent, non-executive directors) where the entire board is not at least majority independent.

▪	Generally vote against or withhold votes from non-independent director nominees when the nominating, compensation and audit committees are not fully independent.
▪	Generally consider directors who have been on the board continually for a period longer than 10 years as non-independent, non-executive directors.
▪	Vote for shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.
▪	Vote for shareholder proposals requesting that the board be comprised of a majority of independent directors.

Non-Independent Chair

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chair positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chair and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chair on a temporary basis, and that these positions should be separated following their provisional combination.

Public Fund Advisory Services strongly believes that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chair scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the

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boardroom, Public Fund fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chair’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chair is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chair and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chair to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Public Fund Advisory Services Recommendation:

▪	Generally support shareholder proposals calling for the separation of the CEO and chair positions.
▪	Generally support shareholder proposals calling for a non-executive director to serve as chair who is not a former CEO or senior-level executive of the company.

Competence

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members have to devote more time and effort to their oversight duties. Recent surveys of U.S. directors confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Public Fund fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Public Fund Advisory Services will recommend a vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

Public Fund Advisory Services Recommendation: Generally vote against or withhold votes from directors serving on an excessive number of boards. As a general rule, vote against or withhold from director nominees who are:

▪

CEOs of publicly-traded companies who serve on more than one public boards besides their own. NOTE: Public Fund Advisory Services will recommend a vote against or withhold from overboarded CEO directors only at their outside directorships[9] and not at the company in which they presently serve as CEO; or

▪	Non-CEO directors who serve on more than four public company boards.

Accountability

Director Performance Evaluation

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to recommend a vote against or withhold votes from director nominees, Public Fund Advisory Services will evaluate underperforming companies that exhibit sustained poor performance as measured by total returns to shareholders over a one-, three-, and five-year period.

Public Fund Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of the framework for assessing director performance, Public Fund Advisory Services will also evaluate board accountability and oversight at companies that

9 Although all of a CEO’s subsidiary boards will be counted as separate boards, Public Fund Advisory Services will not recommend a withhold/against vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisions* has the cumulative effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders. When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Public Fund Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, Public Fund Advisory Services’ evaluation may also consider the company’s operational metrics and other factors as warranted.

*Problematic provisions include but are not limited to:

▪	A classified board structure;
▪	A supermajority vote requirement;
▪	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
▪	The inability for shareholders to call special meetings;
▪	The inability for shareholders to act by written consent;
▪	A multi-class structure; and/or
▪	A non-shareholder approved poison pill.

Public Fund Advisory Services Recommendation: Vote against or withhold votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of one-, three-, and five-year total shareholder returns.

Classified Boards ~ Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

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Public Fund Advisory Services Recommendation:

▪	Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.
▪	Vote for management or shareholder proposals to repeal a company’s classified board structure.
▪

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Public Fund Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees[4].

Shareholder Rights Plan (i.e. Poison Pills)

Institutional investors view shareholder rights plans, or poison pills, as among the most onerous of takeover defenses that may serve to entrench management and have a detrimental impact on their long-term share value. While recognizing that boards have a fiduciary duty to use all available means to protect shareholders’ interests, as a best governance principle, boards should seek shareholder ratification of a poison pill (or an amendment thereof) within a reasonable period, to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. Boards that fail to do so should be held accountable for ultimately disregarding shareholders’ interests. In applying this principle to voting in uncontested director elections, Public Fund Advisory Services considers the term of the pill an important factor, as shorter term pills are generally less onerous as a takeover defense when compared to longer term pills, and may in some cases provide the board with a valuable tool to maximize shareholder value in the event of an opportunistic offer.

Public Fund Advisory Services Recommendation:

Generally vote against or withhold votes from all nominees (except new nominees4, who should be considered on a case-by-case basis) if;

▪	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[10];
▪	The board makes a material adverse change to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪	The company has a poison pill with a deadhand or slowhand feature[11].

Vote case-by-case on nominees if the board adopts an initial short-term pillError! Bookmark not defined. (with a term of one year or less) without shareholder approval, taking into consideration:

▪	The disclosed rationale for the adoption;
▪	The trigger;
▪	The company’s market capitalization (including absolute level and sudden changes);
▪	A commitment to put any renewal to a shareholder vote; and
▪	Other factors as relevant.

Responsiveness

Failure to Act on Shareholder Proposals Receiving Majority Support

Majority-supported proposals represent a request for action (usually the removal of an anti-takeover mechanism) by shareholder proponents. Because they are non-binding or precatory in nature, boards may easily disregard them, forcing proponents to either repeat their submissions, take alternative actions, or withdraw their offer altogether.

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Public Fund Advisory Services Recommendation: Generally vote against or withhold from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Other Board-Related Proposals

Director Diversity

Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Public Fund fiduciaries generally believe that increasing diversity in the boardroom would better reflect a company’s workforce, customers, and community and enhance shareholder value.

Public Fund Advisory Services Recommendation:

▪	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.
▪	Support endorsement of a policy of board inclusiveness.
▪	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Public Fund Advisory Services Recommendation: Generally support shareholder proposals requiring directors to own a minimum amount of company stock, provided these requests afford a carve-out for directors who do not have the financial means to purchase company stock or a grace period within which to own a reasonable amount of stock.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a case-by-case basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

Public Fund Advisory Services Recommendation:

▪	Generally vote against any proposal seeking to amend the company’s board size to fewer than five seats.
▪	Generally vote against any proposal seeking to amend the company’s board size to more than fifteen seats;
▪	Evaluate board size on a case-by-case basis and consider withhold or against votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

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Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board. When evaluating shareholder proposals on director term limits, consider whether the company’s performance has been poor and whether problematic or entrenching governance provisions are in place at the company. Additionally, consider board independence, including whether the board chair is independent.

Public Fund Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative-voting scheme, shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting are two different voting mechanisms designed to achieve two different outcomes. While cumulative voting promotes the interests of minority shareholders by allowing them to get some representation on the board, majority voting promotes a democratic election of directors for all shareholders and ensures board accountability in uncontested elections. Though different in philosophic view, cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board.

In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

At controlled companies, where majority insider control would preclude minority shareholders from having any representation on the board, cumulative voting would allow such representation and shareholder proposals for cumulative voting would be supported.

Public Fund Advisory Services Recommendation:

▪	Generally vote against proposals to eliminate cumulative voting;
▪	Generally vote for proposals to restore or provide for cumulative voting unless:
▪	The company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot; and
▪

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

▪	Vote for proposals for cumulative voting at controlled companies (where insider voting power exceeds 50%).

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Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Public Fund fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

Public Fund Advisory Services Recommendation:

▪

Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

▪

Public Fund Advisory Services may vote against or withhold votes from members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This clearly contradicts the expressed will of shareholders.

▪

In addition to supporting proposals seeking a majority vote standard in director elections, Public Fund Advisory Services also supports a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Shareholder Access to the Proxy

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register dissent about a certain director candidate is to vote against or “withhold” support from that nominee. But because directors are still largely elected by a plurality (those nominees receiving the most votes win board seats) at a large proportion of firms in the U.S., nominees running unopposed are typically reelected despite shareholder opposition.

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Public Fund Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Public Fund Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

▪	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
▪	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
▪	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
▪	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

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CEO Succession Planning

Public Fund Advisory Services Recommendation: Vote for proposals seeking disclosure on a CEO succession planning policy.

Establish an Office of the Board

Public Fund Advisory Services Recommendation: Generally vote for shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Liability Protection and Exculpation

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. Charter amendments may also include limited liability wherein a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Public Fund Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will likely oppose management proposals and support shareholder proposals in order to promote greater accountability.

Public Fund Advisory Services Recommendation: Vote case-by-case, considering the stated rationale for the proposed change, on proposals to limit or eliminate entirely director and officer liability in regard to: (i) breach of the director’s fiduciary “duty of loyalty” and “duty of care” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v)  use of the position as director for receipt of improper personal benefits.

Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Public Fund fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but should generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

Public Fund Advisory Services Recommendation:

▪

Vote case-by-case, considering the stated rationale for the proposed change, on indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence that are more serious violations of fiduciary obligation than mere carelessness.

▪

Vote case-by-case, considering the stated rationale for the proposed change, on proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

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▪

Vote for those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and (2) only if the individual’s legal expenses would be covered.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Public Fund Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

▪	Long-term financial performance of the company relative to its industry;
▪	Management’s track record;
▪	Background to the contested election;
▪	Nominee qualifications and any compensatory arrangements;
▪	Strategic plan of dissident slate and quality of critique against management;
▪	Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

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2.  Compensation

The housing market collapse and resulting credit crisis resulted in significant erosion of shareholder value, unprecedented levels of market volatility, and a lack of confidence among financial market participants. Many Public Fund trustees have questioned the role of executive compensation in incentivizing inappropriate or excessive risk-taking behavior by executives that could threaten a corporation’s long-term viability. Further, generous severance packages and other payments to departing executives of failed institutions have heightened attention on the issue of pay for performance.

Trustees of funds, which have lost significant value in their investments as a result of the financial crisis, have little patience for “pay for failure” and continue to press for the adoption of executive compensation practices aimed at creating and sustaining long-term shareholder value.

Companies have long argued that legally binding executive compensation obligations cannot be modified. The

Capital Purchase Program implemented under the Emergency Economic Stabilization Act of 2008, the “bail out” program for the U.S. financial system, set the tone for executive compensation reform and requires participating firms to accept certain limits and requirements on executive compensation, regardless of existing contractual arrangements. A number of firms agreed to these requirements.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain shareholder value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “Say on Pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

Evaluation of Executive Pay

Public Fund Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. When evaluating executive and director pay programs and practices, Public Fund Advisory Services looks for the following best practice considerations in the design and administration of executive compensation programs:

▪

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, performance goals, and equity-based plan costs.

▪	Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation.
▪

Independent and effective compensation committee: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

▪

Clear, comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

▪

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.

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Examples of best pay practices include:

▪

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

▪

Severance agreements: Severance provisions should not be so appealing that they become an incentive for the executive to be terminated. The severance formula should be reasonable and not overly generous to the executive (e.g., use a reasonable severance multiple; use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events or for poor performance should not constitute “good reason” for termination with severance payments.

▪

Change-in-control payments: Change-in-control payments should be “double-triggered” – i.e. payouts should only made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure. Change-in-control provisions should exclude excise tax gross-ups and should not authorize the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or lapsing of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

▪

Supplemental executive retirement plans (SERPs): SERPs should not include sweeteners that can increase the payout value significantly or even exponentially, such as additional years of service credited for pension calculations, or inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formulas should not include extraordinary annual bonuses paid close to the time of retirement and should be based on an average, not the maximum, level of compensation earned.

▪	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.

▪

Disclosure practices: The Compensation, Discussion and Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

▪

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls) that could have a negative impact on the company’s stock price.

▪

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value. Instead, long-term goals may be sacrificed to achieve short-term expectations to the detriment of shareholder value, as evidenced by the financial crisis.

Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years does not necessarily provide a long-term focus, as executives can sell off the company shares once they vest. However, requiring senior executives to hold company stock until retirement or after retirement can encourage a long-term focus on company performance.

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Pay-For-Performance Evaluation

Stock-based pay is often the main driver for excessive executive compensation, which could be fueled by poor plan design or administration. Therefore, it is important to closely examine any discrepancies between CEO pay and total shareholder returns over a sustained period of time in assessing equity-based compensation. Many investors do not consider standard stock options or time-vested restricted stock to be performance-based. If a company provides performance-based incentives to its executives, the company should provide complete disclosure of the performance measures and goals to allow shareholders to assess the rigor of the performance program. Complete and transparent disclosure enables shareholders to better comprehend the company’s pay for performance linkage.

When financial or operational measures are utilized in incentive awards, the achievements related to these measures should ultimately translate into superior shareholder returns in the long-term. The use of non-GAAP financial metrics makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently.

Pay-for-performance should be a central tenet in executive compensation philosophy. In evaluating the degree of alignment between the CEO’s pay with the company’s performance over a sustained period, Public Fund Advisory

Services conducts a pay-for-performance analysis.

With respect to companies in the Russell 3000 or Russell 3000E Indices10, this analysis considers the following:

1.	Peer Group[11] Alignment:

▪	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
▪	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment[12] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance- to time-based incentive awards;
▪	The overall ratio of performance-based compensation;
▪	The completeness of disclosure and rigor of performance goals;
▪	The company’s peer group benchmarking practices;
▪	Actual results of financial/operational metrics, both absolute and relative to peers;

10 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

11 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

12 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
▪	Realizable pay[13] compared to grant pay; and
▪	Any other factors deemed relevant.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and flawed compensation plan design can lead to excessive executive pay practices that are detrimental to shareholders.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC has issued rules on executive and director compensation that require expansive disclosure and a total compensation figure for each of the named executive officers. Poorly designed executive compensation plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders are expected to have access to more complete information.

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene best practice compensation considerations, including:

▪	Problematic practices related to non-performance-based compensation elements;
▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

While not exhaustive, the following list represents certain adverse practices that carry significant weight in this overall consideration, and may lead to negative vote recommendations:

▪	Egregious employment contracts:
▪	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;
▪	New CEO with overly generous new-hire package:
▪	Excessive “make whole” provisions without sufficient rationale;
▪	Any of the problematic pay practices listed in this policy;
▪	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
▪	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;
▪	Egregious pension/SERP (supplemental executive retirement plan) payouts:
▪	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;
▪	Inclusion of performance-based equity or other long-term awards in the pension calculation;
▪	Excessive Perquisites:
▪	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
▪	Extraordinary relocation benefits (including home buyouts);
▪	Excessive amounts of perquisites compensation;

[13]	Public Fund Advisory Services research reports include realizable pay for S&P1500 companies.

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▪	Excessive severance and/or change in control provisions:
▪	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;
▪

Arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered or modified single-triggered - where an executive may voluntarily leave for any reason and still receive the change-in-control severance package) or in connection with a problematic definition of Good Reason;

▪	Employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;
▪	Excessive payments upon an executive’s termination in connection with performance failure;
▪	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and
▪	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
▪

Tax Reimbursements/Gross-ups: income tax reimbursements on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc.; see also excise tax gross-ups above);

▪	Dividends or dividend equivalents paid on unvested performance shares or units;
▪	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements;
▪	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
▪

Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted);

▪	Options backdating;
▪

Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible; and

▪	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

▪	Guaranteed bonuses or other abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;
▪	Mega annual equity grants that provide unlimited upside with no downside risk;
▪	A single performance metric used for short- and long-term plans;
▪	High pay opportunities relative to industry peers;
▪	Disproportionate supplemental pensions; or
▪	Lucrative severance packages.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and substantive bonus deferral/escrowing programs.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. Public Fund Advisory Services will adopt a case-by-case approach to differentiate companies that had sloppy administration vs. deliberate action or fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are considered most egregious, and Public Fund Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

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Public Fund Advisory Services will consider several factors, including, but not limited to, the following:

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪	Duration of options backdating;
▪	Size of restatement due to options backdating;
▪	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; and
▪	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Compensation Committee Communications and Responsiveness

Consider the following factors when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received a low level of shareholder support, taking into account:
▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act Wall Street Reform and Consumer Protection Act of 2010 mandates advisory votes on executive compensation (aka management “say on pay” or MSOP) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every 3 years.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against MSOP rather than voting against or withhold from the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then Public Fund fiduciaries should vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be warranted.

Public Fund Advisory Services Recommendation:

▪	Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.
▪	Vote against management say on pay (MSOP) proposals if:
▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

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▪	The company maintains problematic pay practices;
▪	The board exhibits poor communication and responsiveness to shareholders; or
▪	The board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
▪	Vote against or withhold from the members of the compensation committee and potentially the full board if:
▪

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪	The board fails to respond adequately to a previous MSOP proposal that received low levels of shareholder support;
▪	The company has practiced or approved problematic pay practices, including option repricing or option backdating; or
▪	The situation is egregious.
▪	Vote against an equity plan on the ballot if:
▪	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
▪	Magnitude of pay misalignment;
▪	Contribution of non-performance-based equity grants to overall pay; and
▪	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management “say on pay” or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Public Fund Advisory Services will recommend a vote for annual advisory votes on compensation. The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Support for an annual MSOP vote is merited for many of the same reasons Public Fund Advisory Services supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Public Fund Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Public Fund Advisory Services places particular emphasis on severance packages that provide inappropriate windfalls and cover certain executive tax liabilities.

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Public Fund Advisory Services Recommendation: Vote case-by-case on proposals to approve the company’s golden parachute compensation, consistent with Public Fund Advisory Services’ policies on problematic pay practices related to severance packages. Features that may lead to a vote against include:

▪	Agreements that include excise tax gross-up provisions;
▪	Single- or modified-single-trigger cash severance;
▪	Single trigger acceleration of unvested equity, including acceleration of performance-based equity despite the failure to achieve performance measures;
▪	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
▪	Potentially excessive severance payments;
▪	Recent amendments or actions that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; and
▪

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. Such a construction is problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), Public Fund Advisory Services will evaluate the say on pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity Pay Plans

The theory that stock awards including stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, a number of academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings, take excessive risks, and make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot.

Public Fund Advisory Services Recommendation: general, Public Fund Advisory Services evaluates executive and director compensation plans on a case-by-case basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

▪	Dilution: Vote against plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds fifteen percent.
▪

Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, Public Fund Advisory Services accepts a 15 percent discount.

▪

Burn Rate: Vote against plans where the company’s value-adjusted burn rate exceeds the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index.

▪

Liberal Definition of Change-in-Control: Vote against equity plans if the plan provides for the accelerated vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

▪	Problematic Pay Practices: Vote against equity plans if the plan is a vehicle for problematic pay practices (e.g. if the plan allows for change-in-control payouts that are single triggered).
▪	Executive Concentration Ratio: Vote against plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding.

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▪	Pay-For-Performance: Vote against plans where there is a misalignment between CEO pay and the company’s performance, or if performance criteria are not disclosed.
▪	Evergreen Features: Vote against plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date.
▪	Repricing: Vote against plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.
▪	Loans: Vote against the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to sustained performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together. Likewise, option plans should not allow for the benefits of share price gains without the risk of share price declines. Poorly designed stock option plans can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Public Fund Advisory Services supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of sustained superior performance. Moreover, equity pay plans should be designed in a fashion that ensures executive compensation is veritably performance driven and “at risk” such that executives are penalized (by either reducing or withholding compensation) for failure to meet pre-determined performance hurdles. Public Fund Advisory Services will oppose those plans that offer unreasonable benefits to executives that are not generally available to other shareholders or employees.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A:	Shares reserved for this amendment or plan
B:	Shares available under this plan and/or continuing plans prior to proposed amendment
C:	Shares granted but unexercised under this plan and/or continuing plans
D:	All outstanding shares plus any convertible equity, outstanding warrants, or debt

The formula can be applied as follows:	A + B + C
A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

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Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Public Fund Advisory Services will generally oppose plans whose Value-Adjusted Burn Rates exceed the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Public Fund Advisory Services will consider voting against equity compensation plans whose annual grant rate to top executives exceeds fifteen percent of shares granted.

Evergreen Provisions

Public Fund Advisory Services will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Option Exchange Programs/Repricing Options

Public Fund Advisory Services Recommendation: Vote for shareholder proposals to put option repricings to a shareholder vote.

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration the following factors:

▪	Historic trading patterns: the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
▪	Rationale for the re-pricing: was the stock price decline beyond management’s control?
▪	Option vesting: does the new option vest immediately or is there a black-out period?
▪	Term of the option: the term should remain the same as that of the replaced option;
▪	Exercise price: should be set at fair market or a premium to market;
▪	Participants: the plan should be broad-based and executive officers and directors should be excluded;
▪	Is this a value-for-value exchange?
▪	Are surrendered stock options added back to the plan reserve?
▪	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price.

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If the surrendered options are added back to the equity plans for re-issuance, then Public Fund Advisory Services will also take into consideration the impact on the company’s equity plans and its three-year average burn rate.

In addition to the above considerations, Public Fund Advisory Services will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Public Fund Advisory Services does not view market deterioration, in and of itself, as an acceptable reason for companies to reprice stock options and/or reset goals under performance plans. Repricing after a recent decline in stock price triggers additional scrutiny and may warrant a vote against the proposal. At a minimum, the decline should not have happened within the past year. Public Fund Advisory Services also considers the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Restricted Stock

Public Fund Advisory Services supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives’ direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Employee Stock Purchase Plans (ESPPs) - Qualified Plans

Public Fund Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for plans if:

▪	Purchase price is at least 85 percent of fair market value;
▪	Offering period is 27 months or less; and
▪	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans (ESPPs) – Non-Qualified Plans

Public Fund Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for plans with:

▪	Broad-based participation (i.e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
▪	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
▪	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
▪	No discount on the stock price on the date of purchase since there is a company matching contribution.

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Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Public Fund Advisory Services Recommendation: Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

Public Fund Advisory Services Recommendation:

▪	Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:
▪	Is only to include administrative features;
▪	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
▪	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
▪

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

▪	Vote against such proposals if:
▪	If the plan provides for awards to individual participants in excess of $2 million a year;
▪	The compensation committee does not fully consist of independent directors as defined by Public Fund Advisory Services’ definition of director independence; or
▪	The plan contains excessive problematic provisions including lack of rigorous performance measures.
▪	Vote case-by-case on such proposals if:
▪

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants);

▪

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. The SEC requires disclosure of all golden parachute arrangements in the proxy statement.

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Public Fund Advisory Services Recommendation:

▪	Vote case-by-case on management proposals to ratify or cancel golden parachutes taking into consideration the following factors:
▪	Whether the triggering mechanism is beyond the control of management;
▪	Whether the payout amount is based on an excessive severance multiple; and
▪

Whether the change-in-control payments are double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure .

▪	Vote for shareholder proposals to all have golden parachute agreements submitted for shareholder ratification.

Director Compensation

Shareholder Ratification of Director Pay Programs

Public Fund Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

▪	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
▪	An assessment of the following qualitative factors:
▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The balance of cash vs. equity compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Shareholder Proposals on Compensation

Disclosure of Executive and Director Pay

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals that seek additional disclosure of executive and director pay information, including the preparation of a formal report on executive compensation practices and policies.

Limit Executive and Director Pay

Public Fund Advisory Services Recommendation:

▪	Generally vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits.
▪

Vote case-by-case on all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

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Executive Perks and Retirement/Death Benefits

Public Fund Advisory Services supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Public Fund Advisory Services opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

Public Fund Advisory Services Recommendation:

Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive. This could come, for example, in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. However, this would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company or even into retirement. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Public Fund Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans while employed or following the termination of their employment.

Pay for Superior Performance

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals that request the board to establish a pay-for-superior performance standard in the company’s executive compensation programs for senior executives.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

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Public Fund Advisory Services advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Tax Gross-up Proposals

Public Fund Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Public Fund Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Public Fund Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Bonus Banking/Bonus Banking “Plus”

Public Fund Advisory Services Recommendation: Generally vote for on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Recoup Bonuses

Public Fund Advisory Services Recommendation: Generally vote for proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the incentive compensation was based upon figures that later turn out to have been in error.

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Link Compensation to Non-Financial Factors

Public Fund Advisory Services Recommendation:

▪	Generally vote for shareholder proposals seeking disclosure on linking executive pay to non-financial factors.
▪

Evaluate shareholder proposals calling for linkage of executive pay to non-financial factors, such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance, and predatory lending on a case-by-case basis.

Pension Plan Income Accounting

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

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3.  Auditors

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well-being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The wave of accounting scandals over the past decade illuminates the need to ensure auditor independence in the face of consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. Public Fund Advisory Services believes the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the reporting requirements, companies are required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services. In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder right to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) of the auditor’s independent execution of their duties. Public Fund Advisory Services believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

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Public Fund Advisory Services Recommendation:

▪

Vote for proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

▪	Vote against proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor.
▪	Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

Auditor Rotation

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships.

Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit. Opponents of audit firm rotation argue that regular re-tendering is a costly practice, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

Public Fund Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will vote against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company’s business and the effect of changes in the business along with the corresponding changes in its risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. Many institutional investors argue that the increased costs associated with compulsory auditor rotation are a lesser evil vis-à-vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

Public Fund Advisory Services Recommendation: Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease in the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms.

Public Fund Advisory Services believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

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Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Public Fund Advisory Services reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

Public Fund Advisory Services Recommendation: Vote against or withhold from audit committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls. This may lead to inaccurate financial statements, which hampers shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The audit committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

Public Fund Advisory Services Recommendation:

▪

Vote against or withhold votes from audit committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms.

▪

Vote against management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Adverse Opinions

An Adverse Opinion on the company’s financial statements is issued when the auditor determines that the financial statements are materially misstated and, when considered as a whole, do not conform to GAAP. It essentially states that the information contained is materially incorrect, unreliable, and inaccurate in order to assess the company’s financial position and results of operations.

Adverse opinions on companies’ financial statements are generally very rare because they essentially state that a significant portion of the financial statements are unreliable, and the auditor had no choice but to issue an adverse opinion after a long process of seeking resolution with the company subjected to the audit.

Public Fund Advisory Services Recommendation: Vote against or withhold votes from audit committee members if the company receives an Adverse Opinion on the company’s financial statements from its auditors.

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4.  Takeover Defense

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

In evaluating management proposals on poison pills, Public Fund Advisory Services considers the company’s rationale for adopting the pill and its existing governance structure in determining whether or not the pill appropriately serves in shareholders’ best interests. The rationale for adopting the pill should be thoroughly explained by the company. Additionally, Public Fund Advisory Services examines the company’s existing governance structure including: board independence, existing takeover defenses, or any problematic governance concerns.

Public Fund Advisory Services Recommendation:

▪	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
▪	Vote case-by-case on shareholder proposals to redeem a company’s poison pill.
▪	Vote case-by-case on management proposals to ratify a poison pill.
▪

Vote against or withhold from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis prompted widespread losses in certain industries. This resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While the high estimated tax value of NOLs would typically benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the low ownership thresholds involved, shareholders want to ensure that such pills/amendments do not remain in effect permanently. Public Fund Advisory Services will closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

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Public Fund Advisory Services Recommendation:

▪

Vote against proposals to adopt a poison pill/ protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill/ protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

▪

Evaluate management proposals to ratify an NOL pill /adopt an NOL protective amendment if the term of the pill/amendment would be the shorter of three years (or less) and the exhaustion of the NOL on a case-by-case basis considering the following factors;

▪

The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5% and NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
▪

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Public Fund Advisory Services Recommendation:

▪	Vote for proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders.
▪	Vote case-by-case on all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Public Fund Advisory Services Recommendation:

▪	Vote against proposals that provide that directors may be removed only for cause.
▪	Vote for proposals which seek to restore the authority of shareholders to remove directors with or without cause.
▪	Vote against proposals that provide only continuing directors may elect replacements to fill board vacancies.
▪	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Public Fund Advisory Services Recommendation:

▪	Vote for proposals that seek to fix the size of the board within an acceptable range.
▪	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

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5.  Shareholder Rights

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

Public Fund Advisory Services Recommendation:

▪

Vote for shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

▪	Vote for management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Public Fund Advisory Services Recommendation:

▪	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
▪	Generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.
▪	Vote against provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act by written consent.

Public Fund Advisory Services Recommendation:

▪	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
▪	Generally vote for proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of

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shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Public Fund Advisory Services Recommendation:

▪	Vote for resolutions that seek to maintain or convert to a one-share-one-vote capital structure.
▪	Generally vote against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

The general lack of credit availability for financially distressed companies has resulted in “rescue” or highly dilutive stock and warrant issuances, which often comprise a majority of the company’s voting stock upon conversion. When an investor takes control of the company through the conversion of securities, the new owners often seek statutory amendments, such as adopting written consent, or allowing 50 percent shareholders to call a special meeting, that allow effective control over the company with little or no input from minority shareholders.

In such cases, the existing supermajority vote requirements would serve to protect minority shareholders’ interests. The reduction in the vote requirements, when coupled with low quorum requirements (in Nevada and other states) could shift the balance in power away from small shareholders while overly empowering large shareholders.

Public Fund Advisory Services Recommendation:

▪	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
▪	Vote against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.
▪

Vote for management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote on a case-by-case basis, taking into account 1) ownership structure, 2) quorum requirements, and 3) supermajority vote requirements.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Public Fund Advisory Services Recommendation:

Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against or withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;

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▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

Public Fund Advisory Services Recommendation:

▪	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
▪	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Virtual Shareholder Meetings

Public Fund Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only14 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and
▪	Concerns identified with the company’s prior meeting practices.

Reimbursing Proxy Solicitation Expenses

Public Fund Advisory Services Recommendation:

▪	Generally support shareholder proposals to reimburse for proxy solicitation expenses.
▪	When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election.
▪	Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Exclusive Venue

Issuers began seeking shareholder approval of exclusive venue charter provisions in 2011 after a court opinion suggested that unilaterally adopted exclusive venue bylaw provisions might not be enforceable. All the exclusive venue proposals to date have sought to make Delaware the exclusive forum for resolution on shareholder disputes.

14 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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Corporations have defended exclusive forum provisions on the grounds that the Delaware Chancery Court moves cases more quickly than other courts and is presided over by judges who are experienced in corporate law. Firms have also argued that making Delaware the sole forum for lawsuits avoids the possibility of duplicative suits arising out of the same events. A number of shareholder advocates have, however, countered that exclusive venue provisions deprive shareholders of the flexibility to choose the forum in which to assert claims of wrongdoing.

Public Fund Advisory Services Recommendation: Generally vote against management proposals to restrict the venue for shareholder claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

Fee-Shifting Bylaws

Public Fund Advisory Services Recommendation: Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Bundled Proposals

Public Fund Advisory Services Recommendation: Vote case-by-case on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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6.  Mergers & Acquisitions / Corporate Restructurings

A number of academic and industry studies have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Public Fund Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Public Fund Advisory Services Recommendation: Votes on mergers and acquisitions are always considered on a case-by-case basis, taking into account the following factors:

▪	Impact of the merger on shareholder value;
▪	Perspective of ownership (target vs. acquirer) in the deal;
▪	Form and mix of payment (i.e. stock, cash, debt, etc.);
▪	Fundamental value drivers behind the deal;
▪	Anticipated financial and operating benefits realizable through combined synergies;
▪	Offer price (cost vs. premium);
▪	Change-in-control payments to executive officers;
▪	Financial viability of the combined companies as a single entity;
▪

Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?

▪	Fairness opinion (or lack thereof);
▪	Changes in corporate governance and their impact on shareholder rights;
▪	What are the potential legal or environmental liability risks associated with the target firm?
▪	Impact on community stakeholders and employees in both workforces; and
▪	How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

Public Fund Advisory Services Recommendation:

▪	Vote for fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
▪	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Public Fund Advisory Services Recommendation: Vote for proposals to restore or provide shareholders with the right of appraisal.

Corporate Restructuring

Public Fund Advisory Services Recommendation: Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a case-by-case basis.

Spin-offs

Public Fund Advisory Services Recommendation: Vote case-by-case on spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Public Fund Advisory Services Recommendation: Votes case-by-case on asset sales taking into consideration the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Public Fund Advisory Services Recommendation: Vote case-by-case on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

Public Fund Advisory Services Recommendation:

▪

Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

▪

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

Public Fund Advisory Services Recommendation: Vote for changing the corporate name in all instances if proposed and supported by management and the board.

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Plans of Reorganization (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Public Fund Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪	Estimated value and financial prospects of the reorganized company;
▪	Percentage ownership of current shareholders in the reorganized company;
▪	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
▪	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
▪	Existence of a superior alternative to the plan of reorganization; and
▪	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Public Fund Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

▪

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

▪

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

▪

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

▪	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
▪

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

▪	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights
▪	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger
▪	Stakeholder Impact - impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Public Fund Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

▪	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquisition process.
▪

Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

▪

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.

▪	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

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7. Capital Structure

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholder approval of increases in authorized common stock. Public Fund Advisory Services supports increases in authorized common stock to fund stock splits that are in shareholders’ interests. Dual requests on the same ballot, in which an increase in common stock is requested in tandem with a reverse stock split in which shares are not proportionately reduced may not be in shareholder best interests. Although the reverse stock split may be needed in the face of imminent delisting, there is little justification in effectively approving two increases in common stock on the same ballot.

General Authorization Requests

Public Fund Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes.

Vote for an increase of up to 100 percent of current authorized shares.

Generally vote against proposed increases, even if less than or equal to 100 percent, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases above 100 percent of the current authorized shares when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

Public Fund Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support.

Stock Distributions: Splits and Dividends

Stock splits/dividends involve the partitioning of the outstanding shares of a corporation into a larger number of shares, while proportionately decreasing the market price of the stock. Stock splits/dividends do not affect the equity of the company. An understanding of forward and reverse stock splits and stock dividends is relevant because proposals to increase authorized common shares may be tied to the implementation of a planned stock distribution.

Shareholders can effectively cancel a split or dividend if the company does not have sufficient shares to implement a split without an increase in authorized shares.

Public Fund Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the increase in authorized shares is reasonable in accordance with Public Fund Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level.

Public Fund Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

▪	The number of authorized shares will be proportionately reduced; or
▪	The effective increase in authorized shares is equal to or less than the company’s existing authorization.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

▪	Stock exchange notification to the company of a potential delisting; or
▪	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
▪	The company’s rationale; or
▪	Other factors as applicable.

Shareholders should only vote for non-proportionate reverse stock splits in the most dire of situations. Companies should provide disclosure of external evidence that a potential delisting is imminent to separate the true emergencies from vague potential risks to shareholders.

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Share Repurchase Programs

Public Fund Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

▪	Greenmail,
▪	The use of buybacks to inappropriately manipulate incentive compensation metrics,
▪	Threats to the company’s long-term viability, or
▪	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue.

General Authorization Requests

Public Fund Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes.

Vote for an increase of up to 100 percent of current authorized shares.

Generally vote against proposed increases, even if less than or equal to 100 percent, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[15]
▪

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

▪

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

▪	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

15 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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However, generally vote for proposed increases above 100 percent of the current authorization when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Public Fund Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support

Blank Check Preferred Stock

Blank check preferred stock, with unspecified voting, conversion, dividend, distribution, and other rights, can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

Public Fund Advisory Services Recommendation:

▪	Vote against proposals that would authorize the creation of new classes of blank check preferred stock.
▪	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
▪	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
▪	Vote for requests to require shareholder approval for blank check authorizations.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

Public Fund Advisory Services Recommendation: Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes.

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Public Fund Advisory Services Recommendation: Vote case-by-case on proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, Public Fund Advisory Services looks at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

Public Fund Advisory Services Recommendation:

▪	Vote case-by-case on proposals regarding debt restructurings.
▪	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
▪	Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:
▪	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
▪	Change in Control—Will the transaction result in a change in control of the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist?
▪	Financial Issues— company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
▪	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
▪	Conflict of interest—arm’s length transactions and managerial incentives; and
▪	Management’s efforts to pursue other alternatives.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Public Fund Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 10 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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8.  State of Incorporation

Voting on State Takeover Statutes

Public Fund Advisory Services Recommendation: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). Public Fund Advisory Services generally supports opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Public Fund Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Reincorporation Proposals

Public Fund Advisory Services Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns including the following:

▪	Reasons for reincorporation;
▪	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
▪	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Public Fund Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Public Fund Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. With more U.S.-listed companies seeking to move offshore, shareholders are beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction. .

Public Fund Advisory Services Recommendation:

▪	Vote case-by-case on proposed offshore moves, taking into consideration:
▪	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;
▪	The transparency (or lack thereof) of the new locale’s legal system;
▪	Adoption of any shareholder-unfriendly corporate law provisions;
▪	Actual, quantifiable tax benefits associated with foreign incorporation;
▪	Potential for accounting manipulations and/or discrepancies;
▪	Any pending U.S. legislation concerning offshore companies;
▪	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.
▪

Generally vote for shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

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While a firm’s country of incorporation will remain the primary basis for evaluating companies, Public Fund Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

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9.  Corporate Responsibility & Accountability

Social, Environmental and Sustainability Issues

Public Fund Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Public Fund Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company’s core business and in-line with industry practice will be made on a case-by-case basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

Public Fund Advisory Services Recommendation: In analyzing social, workplace, environmental, and other related proposals, Public Fund Advisory Services considers the following factors:

▪	Whether the proposal itself is well framed and reasonable;
▪	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
▪	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
▪	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
▪	Whether the subject of the proposal is best left to the discretion of the board;
▪	Whether the issues presented in the proposal are being appropriately or effectively dealt with through legislation, government regulation, or company-specific action;
▪	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
▪	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
▪

If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and

▪	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Public Fund Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting that the company cease certain actions that the proponent believes are harmful to society or some segment of society will be evaluated on a case-by-case basis. Special attention will be made to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

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I. GENERAL CSR RELATED

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

Public Fund Advisory Services Recommendation: Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

International Operations

The rise of globalization has put increasing importance on the need for U.S. companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Public Fund Advisory Services generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States.

Many of the resolutions which address a company’s international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; terrorist financing; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

Public Fund Advisory Services Recommendation: Generally support proposals asking for policy clarification and reporting on international operations that can materially impact the company’s short and long-term bottom-line.

Affirm Political Non-Partisanship

Employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers.

Public Fund Advisory Services Recommendation: Generally support proposals affirming political non-partisanship within the company.

Political Contributions, Lobbying Reporting & Disclosure

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. In January 2010, the U.S. Supreme Court’s decision in Citizens United vs. Federal Election Commission lifted restrictions on corporate spending in federal elections. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Shareholders have the right to know about corporate political activities, and management’s knowledge that such information can be made publicly available should encourage a company’s lawful and responsible use of political contributions.

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Moreover, it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions and lobbying practices. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. These internal controls should be fully consistent with Section 404 requirements of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

When analyzing the proposals, special consideration will be made if the target company has been the subject of significant controversy stemming from its contributions or political activities, if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions and lobbying activities, or if the company has recently been involved in significant controversy or litigation related to the company’s political contributions or governmental affairs.

Public Fund Advisory Services Recommendation:

▪	Support reporting of political and political action committee (PAC) contributions.
▪	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.
▪	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.
▪

Vote against shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

▪	Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Military Sales

Shareholder proposals from church groups and other community organizations have asked companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

Public Fund Advisory Services Recommendation:

▪

Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure.

▪	Generally vote against proposals asking a company to develop specific military contracting criteria.

Report on Operations in Sensitive Regions or Countries

Over the past decade, a number of public companies – especially within the extractive sector – have withdrawn from geopolitically sensitive regions as a result of being associated with political controversies involving their host countries (i.e. Myanmar, the Sudan, China, Iran, etc.). Oil and natural gas companies, in particular, continue to be the largest investors in many countries involved in human rights abuse and terrorist activities. As such, these companies become targets of consumer boycotts, public relations backlash and even governmental intervention.

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Public Fund Advisory Services Recommendation:

▪	Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions.
▪	Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region.
▪

Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities.

▪

Consider shareholder proposals to pull out of a certain market on a case-by-case basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

II. ENVIRONMENT & CLIMATE CHANGE

Shareholder proposals addressing environmental and energy concerns have been plentiful in recent years, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of all countries, citing the findings of the Intergovernmental Panel on Climate Change (IPCC), the world’s most authoritative scientific body on the subject. Shareholder proponents argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

Greenhouse Gas Emissions

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, a number of business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, changing market dynamics and consumer preferences may impact demand for fossil fuels, and thus shareholder value, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Public Fund Advisory Services Recommendation:

▪	Generally vote for shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.
▪

Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks related to climate change on its operations and investments, or on how the company identifies, measures, and manages such risks.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations.

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Say on Climate (SoC) Management Proposals

Public Fund Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan16, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

▪	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪

The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

▪	Whether the company has sought and received third-party approval that its targets are science-based;
▪	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪	Whether the company’s climate data has received third-party assurance;
▪	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪	Whether there are specific industry decarbonization challenges; and
▪	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Public Fund Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

▪	The completeness and rigor of the company’s climate-related disclosure;
▪	The company’s actual GHG emissions performance;
▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Investment in Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy is expected to reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would even argue essential, long-term business strategy.

Public Fund Advisory Services Recommendation: Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

16 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Reporting and enhanced disclosure addressing sustainable development is important to companies namely because it offers a formal structure for decision making that helps management teams anticipate and address important global trends that can have serious consequences for business and society. Shareholders may request general sustainability reports on a specific location or operation, often requesting that the company detail the environmental, social, legal and other risks and/or potential liabilities of the specific project in question.

A number of companies have begun to report on sustainability issues using established standards in the marketplace. Such reporting focuses on corporate compliance and measurement regarding key economic, environmental, and social performance indicators. As a best practice, companies release annual sustainability reports in conjunction to regular annual statement of operations.

Public Fund Advisory Services Recommendation: Generally support shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Operations in Protected or Sensitive Areas

Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and International Union for Conservation of Nature and Natural Resources (IUCN) categorized areas, expose companies to increased oversight and the potential for associated risk and controversy. While it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, additional disclosure could be an important mitigating factor to address increased risk and oversight. Restrictions to the company’s operations, damaging public relations, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.

Public Fund Advisory Services Recommendation: Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies designed to reduce hazards from the process.

Public Fund Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

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Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Endorsement of Ceres Roadmap 2030

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The Ceres Roadmap 2030, formulated by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES), require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signatory to the Ceres Roadmap 2030 would disclose its efforts in such areas through a standardized report submitted to Ceres and made available to the public.

Public Fund Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

Public Fund Advisory Services Recommendation:

▪	Vote for requests asking a company to formally adopt the Ceres Roadmap 2030.
▪	Vote for adoption of reports to shareholders on environmental issues.

Land Use

Many large retail stores and real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development.

Many of these requests brought forth by the respective stakeholders raise serious issues that can have a real impact on short-term shareholder value. However in some cases, additional reporting may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Some of the companies targeted with such resolutions have been subject to recent litigation, significant fines stemming from their land use practices, and/or recent community boycotts.

Public Fund Advisory Services Recommendation: Generally support shareholder resolutions that request better disclosure of detailed information on a company’s policies related to land use or development or compliance with local and national laws and zoning requirements.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Public Fund Advisory Services Recommendation: Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

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III. WORKPLACE PRACTICES & HUMAN RIGHTS

Equal Employment Opportunity

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company’s filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Public Fund Advisory Services Recommendation:

▪	Vote for proposals calling for action on equal employment opportunity and anti-discrimination.
▪

Vote for proposals requesting legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

▪	Vote for proposals advocating for non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

Public Fund Advisory Services Recommendation: Generally support proposals that incorporate high-performance workplace standards.

Workplace Safety

In light of fatal accidents at oil refineries (Tesoro – Anacortes refinery, April 2010; and BP – Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Public Fund Advisory Services Recommendation: Generally vote for shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction efforts.

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Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone significant congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at several large blue-chip companies. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies have formed a coalition on Capitol Hill to preserve the essential features of the plans and to overturn an IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Shareholder resolutions may call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals being considered by national policymakers in reaction to the controversy spawned by the plans.

Public Fund Advisory Services Recommendation: Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

Gender, Race/Ethnicity Pay Gaps

Public Fund Advisory Services Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

▪	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
▪	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
▪	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

Public Fund Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Sexual Harassment

Public Fund Advisory Services Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

▪	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
▪	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

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Mandatory Arbitration

Public Fund Advisory Services Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

▪	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
▪	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Fair Lending Reporting and Compliance

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their sub-prime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

Public Fund Advisory Services Recommendation:

▪	Support proposals calling for full compliance with fair-lending laws.
▪	Support reporting on overall lending policies and data.

MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Public Fund Advisory Services Recommendation: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

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Public Fund Advisory Services Recommendation: Generally support proposals that:

▪

Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

▪	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;
▪

Seek to establish independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

▪	Create incentives to encourage suppliers to raise standards rather than terminate contracts;
▪	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;
▪	Request public disclosure of contract supplier reviews on a regular basis; and
▪

Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor or with suppliers that fail to comply with applicable laws protecting employees’ wages and working conditions.

Corporate and Supplier Codes of Conduct

Public Fund Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Public Fund Advisory Services Recommendation:

▪

Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

▪	Support the implementation and reporting on ILO codes of conduct.
▪	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.
▪	Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

IV. CONSUMER HEALTH & PUBLIC SAFETY

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholder activists request companies engaged in the development of genetically modified agricultural products (GMOs) to adopt a policy of not marketing or distributing such products until long term safety testing demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant, prepared foods and packaging industries are being asked to remove genetically altered ingredients from products they manufacture, distribute or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

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Public Fund Advisory Services Recommendation:

▪	Vote for shareholder proposals to label products that contain genetically engineered products.
▪	Generally vote against proposals calling for a full phase out of product lines containing GMO ingredients.

Tobacco-Related Proposals

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

Public Fund Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking to limit the sale of tobacco products to minors.
▪	Generally vote against proposals calling for a full phase out of tobacco related product lines.

Toxic Emissions

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic wastes into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company’s efforts to minimize pollution.

Public Fund Advisory Services Recommendation: Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Toxic Chemicals

The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. Shareholders must recognize the impact that changing regulation and consumer expectations could have on shareholder value and should encourage companies to disclose their policies regarding the use or emission of toxic chemicals. Specific considerations should be made for a company’s geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals.

Public Fund Advisory Services Recommendation:

▪	Generally support resolutions requesting that a company disclose its policies related to toxic chemicals.
▪	Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.
▪

Consider shareholder proposals requesting companies to substitute or replace existing products on a case-by-case basis, with consideration for applicable regulations and standards in the markets in which the company participates.

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Nuclear Safety

These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public.

Public Fund Advisory Services Recommendation: Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

Concentrated Area Feeding Operations (CAFOs)

The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies’ operations and shareholder value.

Public Fund Advisory Services Recommendation: Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations (including compliance monitoring), or if the company does not directly source from CAFOs.

Pharmaceutical Product Reimportation

One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation, several states have taken steps to encourage employees to actively seek less expensive medications through reimportation.

Shareholder action at major pharmaceutical companies has hinged around requesting increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada, thereby encouraging product reimportation to the United States. The level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support.

Public Fund Advisory Services Recommendation:

▪

Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

▪	Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Pharmaceutical Product Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

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The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Public Fund Advisory Services Recommendation:

▪	Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a case-by-case basis, taking into account the following factors:
▪	Whether the proposal focuses on a specific drug and region;
▪	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
▪	The extent that reduced prices can be offset through the company’s marketing expenditures without significantly impacting R&D spending;
▪	Whether the company already limits price increases of its products;
▪	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; and
▪	The extent to which peer companies implement price restraints.
▪	Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.
▪

Generally support proposals requesting that companies evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company’s existing philanthropic initiatives.

▪	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

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UNITED STATES TAFT-HARTLEY PROXY VOTING GUIDELINES 2023 Policy Recommendations Published January 17, 2023 WWW. ISSGOVERNANCE.COM

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Taft-Hartley Advisory Services Proxy Voting Policy Statement and Guidelines

This statement sets forth the proxy voting policy of ISS’ Taft-Hartley Advisory Services. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. ISS is a registered investment adviser under the Investment Advisor Act of 1940.

Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services’ clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services’ compliance with its responsibilities and will facilitate clients’ monitoring of Taft-Hartley Advisory Services. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

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1. Director Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation. Taft-Hartley Advisory Services evaluates directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Director accountability, independence and competence have become issues of prime importance to investors given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive low shareholder support, and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high withhold/against votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

Taft-Hartley Advisory Services Recommendation: Votes on individual director nominees are always made on a case-by-case basis. Specific director nominee withhold/against1 votes can be triggered by one or more of the following factors:

Board Independence

▪	Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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▪	Lack of an independent board chair;
▪	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or
▪	Failure to establish any key board committees (i.e. audit, compensation, or nominating committees).

Board Competence

▪	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty; or
▪	Attendance of director nominees at board and committee meetings of less than 75 percent in one year without valid reason or explanation.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

Gender Diversity

Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity

For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members2. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Board Accountability

Generally vote for director nominees, except under the following circumstances (with new nominees3 considered on a case-by-case basis):

Problematic Takeover Defenses

▪	The board lacks accountability and oversight due to the presence of problematic governance provisions, coupled with long-term poor corporate performance relative to peers;
▪

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may recommend votes against or withhold votes from any or all of the nominees up for election, with the exception of new nominees[3]; or

▪	The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

2 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

3 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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Restriction of Binding Shareholder Proposals

Vote against or withhold from members of the governance committee if:

▪

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the compensation committee and potentially the full board if:

▪	There is an unmitigated misalignment between CEO pay and company performance (see Pay-for-Performance policy);
▪	The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;
▪	There is evidence that management/board members are using company stock in hedging activities;
▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
▪

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Audit-Related Practices

Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot;

Vote against or withhold votes from the members of the audit committee when:

▪	Consulting (i.e. non-audit) fees paid to the auditor are excessive;
▪	Auditor ratification is not included on the proxy ballot;
▪	The company receives an adverse opinion on the company’s financial statements from its auditor;
▪

There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

▪

Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

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▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪	Any other relevant factors.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees3, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪	The company’s ownership structure;
▪	The company’s existing governance provisions;
▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against directors (except new nominees3, who should be considered case-by-case) if the board:

▪	Classified the board;
▪	Adopted supermajority vote requirements to amend the bylaws or charter;
▪	Eliminated shareholders’ ability to amend bylaws;
▪	Adopted a fee-shifting provision; or
▪	Adopted another provision deemed egregious.

Problematic Governance Structure – Newly public companies

For companies that hold or held their first annual meeting4 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees3, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪	Supermajority vote requirements to amend the bylaws or charter;
▪	A classified board structure; or
▪	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

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Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights

Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees3, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5.

Exceptions to this policy will generally be limited to:

▪	Newly-public companies[4] with a sunset provision of no more than seven years from the date of going public;
▪	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote against or withhold from directors individually, governance committee members, or the entire board (except new nominees3, who should be considered case-by-case), where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

▪	The presence of problematic governance practices including interlocking directorships, multiple related-party transactions, excessive risk-taking, imprudent use of corporate assets, etc.;
▪	Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;
▪

Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company, failure to replace management as appropriate, flagrant or egregious actions related to the director(s)’ service on other boards

4 Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

5 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

6 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlements; or hedging of company stock.

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that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company; or
▪

Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain7, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Taft-Hartley Advisory Services determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

▪	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪	Board governance measures;
▪	Corporate strategy;
▪	Risk management analyses; and
▪	Metrics and targets.
▪	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Board Responsiveness

Vote against or withhold from individual directors, committee members, or the entire board of directors as appropriate if:

▪

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against votes;

▪	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
▪

The board failed to act on a shareholder proposal that received approval by a majority of the shares cast the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year.

Vote case-by-case on compensation committee members (or, potentially, the full board) and the Say-on-Pay proposal if:

▪	The company’s previous say-on-pay proposal received low levels of investor support, taking into account:

▪

The company’s response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated); b) disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; c) disclosure of specific and meaningful actions taken to address shareholders’ concerns; d) other recent compensation actions taken by the company;

▪	Whether the issues raised are recurring or isolated;

7 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Discussion

Independence

Board independence from management is of vital importance to a company and its shareholders. Accordingly, Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; tenure on the board, past or current employment by a firm that is one of the company’s paid advisors or consultants; a personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chair or chief executive officer is also a board member; and service with a non-profit organization that receives significant contributions from the company.

Taft-Hartley Advisory Services Recommendation:

▪

Generally vote against or withhold votes from non-independent director nominees (executive directors and non-independent, non-executive directors) where the entire board is not at least two-thirds (67 percent) independent.

▪	Generally vote against or withhold votes from non-independent director nominees when the nominating, compensation and audit committees are not fully independent.
▪	Generally consider directors who have been on the board continually for a period longer than 10 years as non-independent, non-executive directors.
▪	Vote for shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.
▪	Vote for shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Non-Independent Chair

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chair positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chair and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chair on a temporary basis, and that these positions should be separated following their provisional combination.

Taft-Hartley Advisory Services strongly believes that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chair scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Taft-Hartley fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

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Inherent in the chair’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chair is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chair and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chair to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Taft-Hartley Advisory Services Recommendation:

▪	Generally vote against or withhold votes from any non-independent director who serves as board chair.
▪	Generally vote against or withhold votes from a CEO who is also serving in the role of chair at the same company.
▪	Generally support shareholder proposals calling for the separation of the CEO and chair positions.
▪	Generally support shareholder proposals calling for a non-executive director to serve as chair who is not a former CEO or senior-level executive of the company.

Competence

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members have to devote more time and effort to their oversight duties. Recent surveys of U.S. directors confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Taft-Hartley fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Taft-Hartley Advisory Services will recommend a vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

Taft-Hartley Advisory Services Recommendation: Generally vote against or withhold votes from directors serving on an excessive number of boards. As a general rule, vote against or withhold from director nominees who are:

▪

CEOs of publicly-traded companies who serve on more than one public board besides their own. NOTE: Taft-Hartley Advisory Services will recommend a vote against or withhold from overboarded CEO directors only at their outside directorships[8] and not at the company in which they presently serve as CEO; or

▪	Non-CEO directors who serve on more than four public company boards.

Accountability

Director Performance Evaluation

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, Taft-Hartley Advisory Services will evaluate underperforming companies that exhibit sustained poor performance as measured by total returns to shareholders over a one-, three-, and five-year period.

Taft-Hartley Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of the framework for assessing director

8 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, Taft-Hartley Advisory Services will not recommend a withhold/against vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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performance, Taft-Hartley Advisory Services will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisions* has the cumulative effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders. When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, Taft-Hartley Advisory Services’ evaluation may also consider the company’s operational metrics and other factors as warranted.

*Problematic provisions include but are not limited to:

▪	A classified board structure;
▪	A supermajority vote requirement;
▪	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
▪	The inability for shareholders to call special meetings;
▪	The inability for shareholders to act by written consent;
▪	A multi-class structure; and/or
▪	A non-shareholder approved poison pill.

Taft-Hartley Advisory Services Recommendation: Vote against or withhold votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of one-, three-, and five-year total shareholder returns.

Classified Boards ~ Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. In addition to shielding directors from being held

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accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

Taft-Hartley Advisory Services Recommendation:

▪	Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.
▪	Vote for management or shareholder proposals to repeal a company’s classified board structure.
▪

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees3.

Shareholder Rights Plan (i.e. Poison Pills)

Institutional investors view shareholder rights plans, or poison pills, as among the most onerous of takeover defenses that may serve to entrench management and have a detrimental impact on their long-term share value. While recognizing that boards have a fiduciary duty to use all available means to protect shareholders’ interests, as a best governance principle, boards should seek shareholder ratification of a poison pill (or an amendment thereof) within a reasonable period, to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. Boards that fail to do so should be held accountable for ultimately disregarding shareholders’ interests. In applying this principle to voting in uncontested director elections, Taft-Hartley Advisory Services considers the term of the pill an important factor, as shorter-term pills are generally less onerous as a takeover defense when compared to longer term pills, and may in some cases provide the board with a valuable tool to maximize shareholder value in the event of an opportunistic offer.

Taft-Hartley Advisory Services Recommendation:

Generally vote against or withhold votes from all nominees (except new nominees3, who should be considered on a case-by-case basis) if;

▪	The company has a poison pill (with a term of over one year) that was not approved by shareholders[9];
▪	The board makes a material adverse change to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪	The company has a poison pill with a deadhand or slowhand feature[10].

Vote case-by-case on nominees if the board adopts an initial short-term pill10 (with a term of one year or less) without shareholder approval, taking into consideration:

▪	The disclosed rationale for the adoption;
▪	The trigger;
▪	The company’s market capitalization (including absolute level and sudden changes);
▪	A commitment to put any renewal to a shareholder vote; and
▪	Other factors as relevant.

9 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

10 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Taft-Hartley Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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Responsiveness

Failure to Act on Shareholder Proposals Receiving Majority Support

Majority-supported proposals represent a request for action (usually the removal of an anti-takeover mechanism) by shareholder proponents. Because they are non-binding or precatory in nature, boards may easily disregard them, forcing proponents to either repeat their submissions, take alternative actions, or withdraw their offer altogether.

Taft-Hartley Advisory Services Recommendation: Generally vote against or withhold from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Other Board-Related Proposals

Director Diversity

Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom would better reflect a company’s workforce, customers, and community and enhance shareholder value.

Taft-Hartley Advisory Services Recommendation:

▪	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.
▪	Support endorsement of a policy of board inclusiveness.
▪	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Taft-Hartley Advisory Services Recommendation: Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a case-by-case basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

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Taft-Hartley Advisory Services Recommendation:

▪	Generally vote against any proposal seeking to amend the company’s board size to fewer than five seats.
▪	Generally vote against any proposal seeking to amend the company’s board size to more than fifteen seats;
▪	Evaluate board size on a case-by-case basis and consider withhold or against votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board. When evaluating shareholder proposals on director term limits, consider whether the company’s performance has been poor and whether problematic or entrenching governance provisions are in place at the company. Additionally, consider board independence, including whether the board chair is independent.

Taft-Hartley Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative voting scheme, shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting are two different voting mechanisms designed to achieve two different outcomes. While cumulative voting promotes the interests of minority shareholders by allowing them to get some representation on the board, majority voting promotes a democratic election of directors for all shareholders and ensures board accountability in uncontested elections. Though different in philosophic view, cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board.

In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

At controlled companies, where majority insider control would preclude minority shareholders from having any representation on the board, cumulative voting would allow such representation and shareholder proposals for cumulative voting would be supported.

Taft-Hartley Advisory Services Recommendation:

▪	Generally vote against proposals to eliminate cumulative voting;

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▪	Generally vote for proposals to restore or provide for cumulative voting unless:
▪	The company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot; and
▪

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

▪	Vote for proposals for cumulative voting at controlled companies (where insider voting power exceeds 50%).

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

Taft-Hartley Advisory Services Recommendation:

▪

Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

▪

Taft-Hartley Advisory Services may recommend a vote against or withhold votes from members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This clearly contradicts the expressed will of shareholders.

▪

In addition to supporting proposals seeking a majority vote standard in director elections, Taft-Hartley Advisory Services also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Proxy Access

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register dissent about a certain director candidate is to vote against or “withhold” support from that nominee. But because directors are still largely elected by a plurality (those nominees receiving the most votes win board seats) at a large proportion of firms in the U.S., nominees running unopposed are typically reelected despite shareholder opposition.

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Taft-Hartley Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

▪	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

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▪	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
▪	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
▪	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

CEO Succession Planning

Taft-Hartley Advisory Services Recommendation: Vote for proposals seeking disclosure on a CEO succession planning policy.

Establish an Office of the Board

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Liability Protection and Exculpation

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. Charter amendments may also include limited liability wherein a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors but will likely oppose management proposals and support shareholder proposals in order to promote greater accountability.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case, considering the stated rationale for the proposed change, on proposals to limit or eliminate entirely director and officer liability in regard to: (i) breach of the director’s fiduciary “duty of loyalty” and “duty of care” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v)  use of the position as director for receipt of improper personal benefits.

Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Taft-Hartley fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but should generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

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Taft-Hartley Advisory Services Recommendation:

▪

Vote case-by-case, considering the stated rationale for the proposed change, on indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence that are more serious violations of fiduciary obligation than mere carelessness.

▪

Vote case-by-case, considering the stated rationale for the proposed change, on proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

▪

Vote for those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and (2) only if the individual’s legal expenses would be covered.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Taft-Hartley Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

▪	Long-term financial performance of the company relative to its industry;
▪	Management’s track record;
▪	Background to the contested election;
▪	Nominee qualifications and any compensatory arrangements;
▪	Strategic plan of dissident slate and quality of critique against management;
▪	Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

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2. Compensation

The housing market collapse and resulting credit crisis resulted in significant erosion of shareholder value, unprecedented levels of market volatility, and a lack of confidence among financial market participants. Many Taft-Hartley trustees have questioned the role of executive compensation in incentivizing inappropriate or excessive risk-taking behavior by executives that could threaten a corporation‘s long-term viability. Further, generous severance packages and other payments to departing executives of failed institutions have heightened attention on the issue of pay for performance.

Trustees of Taft-Hartley funds, which have lost significant value in their investments as a result of the financial crisis, have little patience for “pay for failure” and continue to press for the adoption of executive compensation practices aimed at creating and sustaining long-term shareholder value.

Companies have long argued that legally binding executive compensation obligations cannot be modified. The Capital Purchase Program implemented under the Emergency Economic Stabilization Act of 2008, the “bail out” program for the U.S. financial system, set the tone for executive compensation reform and requires participating firms to accept certain limits and requirements on executive compensation, regardless of existing contractual arrangements. A number of firms agreed to these requirements.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain shareholder value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “Say on Pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

Evaluation of Executive Pay

Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. When evaluating executive and director pay programs and practices, Taft-Hartley Advisory Services looks for the following best practice considerations in the design and administration of executive compensation programs:

▪

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, performance goals, and equity-based plan costs.

▪	Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation.
▪

Independent and effective compensation committee: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

▪

Clear, comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

▪

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.

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Examples of best pay practices include:

▪

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

▪

Severance agreements: Severance provisions should not be so appealing that they become an incentive for the executive to be terminated. The severance formula should be reasonable and not overly generous to the executive (e.g., use a reasonable severance multiple; use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events or for poor performance should not constitute “good reason” for termination with severance payments.

▪

Change-in-control payments: Change-in-control payments should be “double-triggered” – i.e. payouts should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure. Change-in-control provisions should exclude excise tax gross-ups and should not authorize the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or lapsing of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

▪

Supplemental executive retirement plans (SERPs): SERPs should not include sweeteners that can increase the payout value significantly or even exponentially, such as additional years of service credited for pension calculations, or inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formulas should not include extraordinary annual bonuses paid close to the time of retirement and should be based on an average, not the maximum, level of compensation earned.

▪	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
▪

Disclosure practices: The Compensation, Discussion and Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

▪

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls) that could have a negative impact on the company’s stock price.

▪

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value. Instead, long-term goals may be sacrificed to achieve short-term expectations to the detriment of shareholder value, as evidenced by the financial crisis.

▪

Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years does not necessarily provide a long-term focus, as executives can sell off the company shares once they vest. However, requiring senior executives to hold company stock until retirement or after retirement can encourage a long-term focus on company performance.

Pay-For-Performance Evaluation

Stock-based pay is often the main driver for excessive executive compensation, which could be fueled by poor plan design or administration. Therefore, it is important to closely examine any discrepancies between CEO pay and total shareholder returns over a sustained period of time in assessing equity-based compensation. Many investors do not consider standard stock options or time-vested restricted stock to be performance-based. If a company provides performance-based incentives to its executives, the company should provide complete disclosure of the performance measures and goals to

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allow shareholders to assess the rigor of the performance program. Complete and transparent disclosure enables shareholders to better comprehend the company’s pay for performance linkage.

When financial or operational measures are utilized in incentive awards, the achievements related to these measures should ultimately translate into superior shareholder returns in the long-term. The use of non-GAAP financial metrics makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently.

Pay-for-performance should be a central tenet in executive compensation philosophy. In evaluating the degree of alignment between the CEO’s pay with the company’s performance over a sustained period, Taft-Hartley Advisory Services conducts a pay-for-performance analysis.

With respect to companies in the Russell 3000 or Russell 3000E Indices11, this analysis considers the following:

1.	Peer Group[12] Alignment:

▪	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
▪	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[13] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance- to time-based incentive awards;
▪	The overall ratio of performance-based compensation;
▪	The completeness of disclosure and rigor of performance goals;
▪	The company’s peer group benchmarking practices;
▪	Actual results of financial/operational metrics, both absolute and relative to peers;
▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
▪	Realizable pay[14] compared to grant pay; and
▪	Any other factors deemed relevant.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and flawed compensation plan design can lead to excessive executive pay practices that are detrimental to shareholders.

11 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

12 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

13 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

14 Taft-Hartley Advisory Services research reports include realizable pay for S&P1500 companies.

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Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC has issued rules on executive and director compensation that require expansive disclosure and a total compensation figure for each of the named executive officers. Poorly designed executive compensation plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders are expected to have access to more complete information.

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene best practice compensation considerations, including:

▪	Problematic practices related to non-performance-based compensation elements;
▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

While not exhaustive, the following list represents certain adverse practices that carry significant weight in this overall consideration, and may lead to negative vote recommendations:

▪	Egregious employment contracts:
▪	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;
▪	New CEO with overly generous new-hire package:

▪	Excessive “make whole” provisions without sufficient rationale;
▪	Any of the problematic pay practices listed in this policy;

▪	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

▪	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

▪	Egregious pension/SERP (supplemental executive retirement plan) payouts:

▪	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;
▪	Inclusion of performance-based equity or other long-term awards in the pension calculation;

▪	Excessive Perquisites:

▪	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
▪	Extraordinary relocation benefits (including home buyouts);
▪	Excessive amounts of perquisites compensation;

▪	Excessive severance and/or change in control provisions:

▪	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;
▪

Arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered or modified single-triggered - where an executive may voluntarily leave for any reason and still receive the change-in-control severance package) or in connection with a problematic Good Reason definition;

▪	Employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;

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▪	Excessive payments upon an executive’s termination in connection with performance failure;
▪	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and
▪	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

▪

Tax Reimbursements/Gross-ups: income tax reimbursements on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc.; see also excise tax gross-ups above);

▪	Dividends or dividend equivalents paid on unvested performance shares or units;
▪	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements;
▪	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
▪

Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted);

▪	Options backdating;
▪

Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible; and

▪	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

▪	Guaranteed bonuses or other abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;
▪	Mega annual equity grants that provide unlimited upside with no downside risk;
▪	A single performance metric used for short- and long-term plans;
▪	High pay opportunities relative to industry peers;
▪	Disproportionate supplemental pensions; or
▪	Lucrative severance packages.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and substantive bonus deferral/escrowing programs.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. Taft-Hartley Advisory Services will adopt a case-by-case approach to differentiate companies that had sloppy administration vs. deliberate action or fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are considered most egregious, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Taft-Hartley Advisory Services will consider several factors, including, but not limited to, the following:

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪	Duration of options backdating;
▪	Size of restatement due to options backdating;

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▪	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; and
▪	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Compensation Committee Communications and Responsiveness

Consider the following factors when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received a low level of shareholder support, taking into account:

▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act Wall Street Reform and Consumer Protection Act of 2010 mandates advisory votes on executive compensation (aka management “say on pay” or MSOP) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every 3 years.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against MSOP rather than voting against or withhold from the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then Taft-Hartley fiduciaries should vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be warranted.

Taft-Hartley Advisory Services Recommendation:

▪	Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.
▪	Vote against management say on pay (MSOP) proposals if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains problematic pay practices;
▪	The board exhibits poor communication and responsiveness to shareholders; or
▪	The board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

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▪	Vote against or withhold from the members of the compensation committee and potentially the full board if:

▪

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪	The board fails to respond adequately to a previous MSOP proposal that received low levels of shareholder support;
▪	The company has practiced or approved problematic pay practices, including option repricing or option backdating; or
▪	The situation is egregious.
▪	Vote against an equity plan on the ballot if:
▪	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
▪	Magnitude of pay misalignment;
▪	Contribution of non-performance-based equity grants to overall pay; and
▪	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management “say on pay” or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Taft-Hartley Advisory Services will recommend a vote for annual advisory votes on compensation. The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Support for an annual MSOP vote is merited for many of the same reasons Taft-Hartley Advisory Services supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Taft-Hartley Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Taft-Hartley Advisory Services places particular emphasis on severance packages that provide inappropriate windfalls and cover certain executive tax liabilities.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on proposals to approve the company’s golden parachute compensation, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages. Features that may lead to a vote against include:

▪	Agreements that include excise tax gross-up provisions;

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▪	Single- or modified-single-trigger cash severance;
▪	Single trigger acceleration of unvested equity, including acceleration of performance-based equity despite the failure to achieve performance measures;
▪	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
▪	Potentially excessive severance payments;
▪	Recent amendments or actions that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; and
▪

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. Such a construction is problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), Taft-Hartley Advisory Services will evaluate the say on pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity Pay Plans

The theory that stock awards including stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, a number of academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings, take excessive risks, and make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot.

Taft-Hartley Advisory Services Recommendation: In general, Taft-Hartley Advisory Services evaluates executive and director compensation plans on a case-by-case basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

▪	Dilution: Vote against plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent.
▪

Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, Taft-Hartley Advisory Services accept a 15 percent discount.

▪

Burn Rate: Vote against plans where the company’s value-adjusted burn rate exceeds the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index.

▪

Liberal Definition of Change-in-Control: Vote against equity plans if the plan provides for the accelerated vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

▪	Problematic Pay Practices: Vote against equity plans if the plan is a vehicle for problematic pay practices (e.g. if the plan allows for change-in-control payouts that are single triggered).
▪	Executive Concentration Ratio: Vote against plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding.
▪	Pay-For-Performance: Vote against plans where there is a misalignment between CEO pay and the company’s performance, or if performance criteria are not disclosed.
▪	Evergreen Features: Vote against plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date.

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▪	Repricing: Vote against plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.
▪	Loans: Vote against the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to sustained performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together. Likewise, option plans should not allow for the benefits of share price gains without the risk of share price declines. Poorly designed stock option plans can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Taft-Hartley Advisory Services supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of sustained superior performance. Moreover, equity pay plans should be designed in a fashion that ensures executive compensation is veritably performance driven and “at risk” such that executives are penalized (by either reducing or withholding compensation) for failure to meet pre-determined performance hurdles. Taft-Hartley Advisory Services will oppose those plans that offer unreasonable benefits to executives that are not generally available to other shareholders or employees.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A:   Shares reserved for this amendment or plan

B:   Shares available under this plan and/or continuing plans prior to proposed amendment

C:   Shares granted but unexercised under this plan and/or continuing plans

D:   All outstanding shares plus any convertible equity, outstanding warrants, or debt

The formula can be applied as follows:	A + B + C
A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

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Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Taft-Hartley Advisory Services will generally oppose plans whose Value-Adjusted Burn Rates exceed the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Taft-Hartley Advisory Services will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Evergreen Provisions

Taft-Hartley Advisory Services will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Option Exchange Programs/Repricing Options

Taft-Hartley Advisory Services Recommendation: Vote for shareholder proposals to put option repricings to a shareholder vote.

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration the following factors:

▪	Historic trading patterns: the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
▪	Rationale for the re-pricing: was the stock price decline beyond management’s control?
▪	Option vesting: does the new option vest immediately or is there a black-out period?
▪	Term of the option: the term should remain the same as that of the replaced option;
▪	Exercise price: should be set at fair market or a premium to market;
▪	Participants: the plan should be broad-based and executive officers and directors must be excluded;
▪	Is this a value-for-value exchange?
▪	Are surrendered stock options added back to the plan reserve?
▪	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price.

If the surrendered options are added back to the equity plans for re-issuance, then Taft-Hartley Advisory Services will also take into consideration the impact on the company’s equity plans and its three-year average burn rate.

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In addition to the above considerations, Taft-Hartley Advisory Services will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Taft-Hartley Advisory Services does not view market deterioration, in and of itself, as an acceptable reason for companies to reprice stock options and/or reset goals under performance plans. Taft-Hartley Advisory Services also considers the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Restricted Stock

Taft-Hartley Advisory Services supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executive’s direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Employee Stock Purchase Plans (ESPPs) - Qualified Plans

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for plans if:

▪	Purchase price is at least 85 percent of fair market value;
▪	Offering period is 27 months or less; and
▪	The number of shares allocated to the plan is five percent or less of the outstanding shares.

Employee Stock Purchase Plans (ESPPs) – Non-Qualified Plans

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for plans with:

▪	Broad-based participation (i.e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
▪	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
▪	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
▪	No discount on the stock price on the date of purchase when there is a company matching contribution.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

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Taft-Hartley Advisory Services Recommendation: Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

Taft-Hartley Advisory Services Recommendation:

▪	Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:
▪	Is only to include administrative features;
▪	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
▪	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
▪

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

▪	Vote against such proposals if:
▪	The plan provides for awards to individual participants in excess of $2 million a year;
▪	The compensation committee does not fully consist of independent directors as defined by Taft-Hartley Advisory Services’ definition of director independence; or
▪	The plan contains excessive problematic provisions including lack of rigorous performance measures.
▪	Vote case-by-case on such proposals with respect to equity incentive plans if:
▪

In addition to seeking 162(m) tax treatment, the amendment may cause additional voting power dilution to shareholders (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants);

▪

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of potential voting power dilution, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. The SEC requires disclosure of all golden parachute arrangements in the proxy statement.

Taft-Hartley Advisory Services Recommendation:

▪	Vote case-by-case on management proposals to ratify or cancel golden parachutes taking into consideration the following factors:
▪	Whether the triggering mechanism is beyond the control of management;
▪	Whether the payout amount is based on an excessive severance multiple; and

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▪

Whether the change-in-control payments are double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

▪	Vote for shareholder proposals to all have golden parachute agreements submitted for shareholder ratification.

Director Compensation

Shareholder Ratification of Director Pay Programs

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

▪	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
▪	An assessment of the following qualitative factors:
▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The balance of cash vs. equity compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Shareholder Proposals on Compensation

Disclosure of Executive and Director Pay

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals that seek additional disclosure of executive and director pay information, including the preparation of a formal report on executive compensation practices and policies.

Limit Executive and Director Pay

Taft-Hartley Advisory Services Recommendation:

▪	Generally vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits.
▪

Vote case-by-case on all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Executive Perks and Retirement/Death Benefits

Taft-Hartley Advisory Services supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Taft-Hartley Advisory Services opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

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Taft-Hartley Advisory Services Recommendation:

▪

Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

▪

Generally vote for shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive. This could come, for example, in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. However, this would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company or even into retirement. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of the net shares acquired through compensation plans while employed or following the termination of their employment.

Pay for Superior Performance

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals that request the board to establish a pay-for-superior performance standard in the company’s executive compensation programs for senior executives.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Taft-Hartley Advisory Services advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

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Tax Gross-up Proposals

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Taft-Hartley Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Bonus Banking/Bonus Banking “Plus”

Taft-Hartley Advisory Services Recommendation: Generally vote for on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Recoup Bonuses

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the incentive compensation was based upon figures that later turn out to have been in error.

Link Compensation to Non-Financial Factors

Taft-Hartley Advisory Services Recommendation:

▪	Generally vote for shareholder proposals seeking disclosure on linking executive pay to non-financial factors.

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▪

Evaluate shareholder proposals calling for linkage of executive pay to non-financial factors, such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance, and predatory lending on a case-by-case basis.

Pension Plan Income Accounting

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

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3. Auditors

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well-being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The wave of accounting scandals over the past decade illuminates the need to ensure auditor independence in the face of consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. Taft-Hartley Advisory Services believes the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the reporting requirements, companies are required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services. In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder right to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) of the auditor’s independent execution of their duties. Taft-Hartley Advisory Services believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

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Taft-Hartley Advisory Services Recommendation:

▪

Vote for proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

▪	Vote against proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor.
▪	Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

Auditor Rotation

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships.

Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit. Opponents of audit firm rotation argue that regular re-tendering is a costly practice, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

Taft-Hartley Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will vote against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company’s business and the effect of changes in the business along with the corresponding changes in its risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. Many institutional investors argue that the increased costs associated with compulsory auditor rotation are a lesser evil vis-à-vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease in the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms.

Taft-Hartley Advisory Services believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

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Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Taft-Hartley Advisory Services reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

Taft-Hartley Advisory Services Recommendation: Vote against or withhold from audit committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls. This may lead to inaccurate financial statements, which hampers shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The audit committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

Taft-Hartley Advisory Services Recommendation:

▪

Vote against or withhold votes from audit committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms.

▪

Vote against management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Adverse Opinions

An Adverse Opinion on the company’s financial statements is issued when the auditor determines that the financial statements are materially misstated and, when considered as a whole, do not conform to GAAP. It essentially states that the information contained is materially incorrect, unreliable, and inaccurate in order to assess the company’s financial position and results of operations.

Adverse opinions on companies’ financial statements are generally very rare because they essentially state that a significant portion of the financial statements are unreliable and the auditor had no choice but to issue an adverse opinion after a long process of seeking resolution with the company subjected to the audit.

Taft-Hartley Advisory Services Recommendation: Vote against or withhold votes from audit committee members if the company receives an adverse opinion on the company’s financial statements from its auditors.

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4. Takeover Defenses

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

In evaluating management proposals on poison pills, Taft-Hartley Advisory Services considers the company’s rationale for adopting the pill and its existing governance structure in determining whether or not the pill appropriately serves in shareholders’ best interests. The rationale for adopting the pill should be thoroughly explained by the company. Additionally, Taft-Hartley Advisory Services examines the company’s existing governance structure including: board independence, existing takeover defenses, or any problematic governance concerns.

Taft-Hartley Advisory Services Recommendation:

▪	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
▪	Vote case-by-case on shareholder proposals to redeem a company’s poison pill.
▪	Vote case-by-case on management proposals to ratify a poison pill.
▪

Vote against or withhold from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis prompted widespread losses in certain industries. This resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While the high estimated tax value of NOLs would typically benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the low ownership thresholds involved, shareholders want to ensure that such pills/amendments do not remain in effect permanently. Taft-Hartley Advisory Services will closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Taft-Hartley Advisory Services Recommendation:

▪

Vote against proposals to adopt a poison pill/ protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill/ protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

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▪

Evaluate management proposals to ratify an NOL pill /adopt an NOL protective amendment if the term of the pill/amendment would be the shorter of three years (or less) and the exhaustion of the NOL on a case-by-case basis considering the following factors;

▪

The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5% and NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
▪

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Taft-Hartley Advisory Services Recommendation:

▪	Vote for proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders.
▪	Vote case-by-case on all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Taft-Hartley Advisory Services Recommendation:

▪	Vote against proposals that provide that directors may be removed only for cause.
▪	Vote for proposals which seek to restore the authority of shareholders to remove directors with or without cause.
▪	Vote against proposals that provide only continuing directors may elect replacements to fill board vacancies.
▪	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the

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board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Taft-Hartley Advisory Services Recommendation:

▪	Vote for proposals that seek to fix the size of the board within an acceptable range.
▪	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

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5. Shareholder Rights

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

Taft-Hartley Advisory Services Recommendation:

▪

Vote for shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

▪	Vote for management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Taft-Hartley Advisory Services Recommendation:

▪	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
▪	Generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.
▪	Vote against provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act by written consent.

Taft-Hartley Advisory Services Recommendation:

▪	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
▪	Generally vote for proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate

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voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Taft-Hartley Advisory Services Recommendation:

▪	Vote for resolutions that seek to maintain or convert to a one-share-one-vote capital structure.
▪	Generally vote against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

The general lack of credit availability for financially distressed companies has resulted in “rescue” or highly dilutive stock and warrant issuances, which often comprise a majority of the company’s voting stock upon conversion. When an investor takes control of the company through the conversion of securities, the new owners often seek statutory amendments, such as adopting written consent, or allowing 50 percent shareholders to call a special meeting, that allow effective control over the company with little or no input from minority shareholders.

In such cases, the existing supermajority vote requirements would serve to protect minority shareholders’ interests. The reduction in the vote requirements, when coupled with low quorum requirements (in Nevada and other states) could shift the balance in power away from small shareholders while overly empowering large shareholders.

Taft-Hartley Advisory Services Recommendation:

▪	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
▪	Vote against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.
▪

Vote for management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote on a case-by-case basis, taking into account 1) ownership structure, 2) quorum requirements, and 3) supermajority vote requirements.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Taft-Hartley Advisory Services Recommendation:

Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against or withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;

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▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

Taft-Hartley Advisory Services Recommendation:

▪	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
▪	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Virtual Shareholder Meetings

Taft-Hartley Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and
▪	Concerns identified with the company’s prior meeting practices.

Reimbursing Proxy Solicitation Expenses

Taft-Hartley Advisory Services Recommendation:

▪	Generally support shareholder proposals to reimburse for proxy solicitation expenses.
▪	When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election.
▪	Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Exclusive Venue

Issuers began seeking shareholder approval of exclusive venue charter provisions in 2011 after a court opinion suggested that unilaterally adopted exclusive venue bylaw provisions might not be enforceable. All the exclusive venue proposals to date have sought to make Delaware the exclusive forum for resolution on shareholder disputes.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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Corporations have defended exclusive forum provisions on the grounds that the Delaware Chancery Court moves cases more quickly than other courts and is presided over by judges who are experienced in corporate law. Firms have also argued that making Delaware the sole forum for lawsuits avoids the possibility of duplicative suits arising out of the same events. A number of shareholder advocates have, however, countered that exclusive venue provisions deprive shareholders of the flexibility to choose the forum in which to assert claims of wrongdoing.

Taft-Hartley Advisory Services Recommendation: Generally vote against management proposals to restrict the venue for shareholder claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

Fee-Shifting Bylaws

Taft-Hartley Advisory Services Recommendation: Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Bundled Proposals

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

6. Mergers & Acquisitions / Corporate Restructurings

A number of academic and industry studies have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Taft-Hartley Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Taft-Hartley Advisory Services Recommendation: Votes on mergers and acquisitions are always considered on a case-by-case basis, taking into account the following factors:

▪	Impact of the merger on shareholder value;
▪	Perspective of ownership (target vs. acquirer) in the deal;
▪	Form and mix of payment (i.e. stock, cash, debt, etc.);
▪	Fundamental value drivers behind the deal;
▪	Anticipated financial and operating benefits realizable through combined synergies;
▪	Offer price (cost vs. premium);
▪	Change-in-control payments to executive officers;
▪	Financial viability of the combined companies as a single entity;
▪

Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?

▪	Fairness opinion (or lack thereof);

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▪	Changes in corporate governance and their impact on shareholder rights;
▪	What are the potential legal or environmental liability risks associated with the target firm?
▪	Impact on community stakeholders and employees in both workforces; and
▪	How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

Taft-Hartley Advisory Services Recommendation:

▪	Vote for fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
▪	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Taft-Hartley Advisory Services Recommendation: Vote for proposals to restore or provide shareholders with the right of appraisal.

Corporate Restructuring

Taft-Hartley Advisory Services Recommendation: Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a case-by-case basis.
Spin-offs

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Taft-Hartley Advisory Services Recommendation: Votes case-by-case on asset sales taking into consideration the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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Liquidations

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

Taft-Hartley Advisory Services Recommendation:

▪

Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

▪

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

Taft-Hartley Advisory Services Recommendation: Vote for changing the corporate name in all instances if proposed and supported by management and the board.

Plans of Reorganization (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company‘s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company‘s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪	Estimated value and financial prospects of the reorganized company;
▪	Percentage ownership of current shareholders in the reorganized company;
▪	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
▪	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
▪	Existence of a superior alternative to the plan of reorganization; and
▪	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

▪

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target

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company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
▪

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

▪

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

▪	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
▪

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

▪	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
▪	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
▪	Stakeholder Impact- impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

▪	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquisition process.
▪

Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

▪

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.

▪	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

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7. Capital Structure

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholder approval of increases in authorized common stock. Taft-Hartley Advisory Services supports increases in authorized common stock to fund stock splits that are in shareholders’ interests. Dual requests on the same ballot, in which an increase in common stock is requested in tandem with a reverse stock split in which shares are not proportionately reduced may not be in shareholder best interests. Although the reverse stock split may be needed in the face of imminent delisting, there is little justification in effectively approving two increases in common stock on the same ballot.

General Authorization Requests

Taft-Hartley Advisory Services Recommendation:

Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes.

Vote for an increase of up to 50 percent of current authorized shares.

Generally vote against proposed increases, even if less than or equal to 50 percent, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases above 50 percent of the current authorized shares when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In or subsequent to the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support.

Stock Distributions: Splits and Dividends

Stock splits/dividends involve the partitioning of the outstanding shares of a corporation into a larger number of shares, while proportionately decreasing the market price of the stock. Stock splits/dividends do not affect the equity of the company. An understanding of forward and reverse stock splits and stock dividends is relevant because proposals to increase authorized common shares may be tied to the implementation of a planned stock distribution.

Shareholders can effectively cancel a split or dividend if the company does not have sufficient shares to implement a split without an increase in authorized shares.

Taft-Hartley Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the increase in authorized shares is reasonable in accordance with Taft-Hartley Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level.

Taft-Hartley Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

▪	The number of authorized shares will be proportionately reduced; or
▪	The effective increase in authorized shares is equal to or less than half of the company’s existing authorization.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

▪	Stock exchange notification to the company of a potential delisting; or
▪	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
▪	The company’s rationale; or
▪	Other factors as applicable.

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Shareholders should only vote for non-proportionate reverse stock splits in the most dire of situations. Companies should provide disclosure of external evidence that a potential delisting is imminent to separate the true emergencies from vague potential risks to shareholders.

Share Repurchase Programs

Taft-Hartley Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

▪	Greenmail,
▪	The use of buybacks to inappropriately manipulate incentive compensation metrics,
▪	Threats to the company’s long-term viability, or
▪	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue.

General Authorization Requests

Taft-Hartley Advisory Services Recommendation:

Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes.

Vote for an increase of up to 50 percent of current authorized shares.

Generally vote against proposed increases, even if less than or equal to 50 percent, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
▪

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

▪

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

▪	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases above 50 percent of the current authorization when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support.

Blank Check Preferred Stock

Blank check preferred stock, with unspecified voting, conversion, dividend, distribution, and other rights, can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

▪	Vote against proposals that would authorize the creation of new classes of blank check preferred stock.
▪	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
▪	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
▪	Vote for requests to require shareholder approval for blank check authorizations.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

Taft-Hartley Advisory Services Recommendation: Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their

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own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, Taft-Hartley Advisory Services looks at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

Taft-Hartley Advisory Services Recommendation:

▪	Vote case-by-case on proposals regarding debt restructurings.
▪	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
▪	Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:
▪	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
▪	Change in Control—Will the transaction result in a change in control of the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist?
▪	Financial Issues— company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
▪	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
▪	Conflict of interest—arm’s length transactions and managerial incentives; and
▪	Management’s efforts to pursue other alternatives.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Taft-Hartley Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 10 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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8. State of Incorporation

Voting on State Takeover Statutes

Taft-Hartley Advisory Services Recommendation: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). Taft-Hartley Advisory Services generally supports opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Taft-Hartley Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Reincorporation Proposals

Taft-Hartley Advisory Services Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns including the following:

▪	Reasons for reincorporation;
▪	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
▪	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Taft-Hartley Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. With more U.S.-listed companies seeking to move offshore, shareholders are beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

Taft-Hartley Advisory Services Recommendation:

▪	Vote case-by-case on proposed offshore moves, taking into consideration:
▪	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;
▪	The transparency (or lack thereof) of the new locale’s legal system;
▪	Adoption of any shareholder-unfriendly corporate law provisions;
▪	Actual, quantifiable tax benefits associated with foreign incorporation;
▪	Potential for accounting manipulations and/or discrepancies;
▪	Any pending U.S. legislation concerning offshore companies;
▪	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.
▪

Generally vote for shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

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While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

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9. Corporate Responsibility & Accountability

Social, Environmental and Sustainability Issues

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company’s core business and in-line with industry practice will be made on a case-by-case basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

Taft-Hartley Advisory Services Recommendation: In analyzing social, workplace, environmental, and other related proposals, Taft-Hartley Advisory Services considers the following factors:

▪	Whether the proposal itself is well framed and reasonable;
▪	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
▪	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
▪	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
▪	Whether the subject of the proposal is best left to the discretion of the board;
▪	Whether the issues presented in the proposal are being appropriately or effectively dealt with through legislation, government regulation, or company-specific action;
▪	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
▪	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
▪

If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and

▪	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting that the company cease certain actions that the proponent believes are harmful to society or some segment of society will be evaluated on a case-by-case basis. Special attention will be made to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

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I. GENERAL CSR RELATED

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

Taft-Hartley Advisory Services Recommendation: Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

International Operations

The rise of globalization has put increasing importance on the need for U.S. companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Taft-Hartley Advisory Services generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States.

Many of the resolutions which address a company’s international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; terrorist financing; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

Taft-Hartley Advisory Services Recommendation: Generally support proposals asking for policy clarification and reporting on international operations that can materially impact the company’s short and long-term bottom-line.

Affirm Political Non-Partisanship

Employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers.

Taft-Hartley Advisory Services Recommendation: Generally support proposals affirming political non-partisanship within the company.

Political Contributions, Lobbying Reporting & Disclosure

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. In January 2010, the U.S. Supreme Court’s decision in Citizens United vs. Federal Election Commission lifted restrictions on corporate spending in federal elections. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Shareholders have the right to know about corporate political activities, and management’s knowledge that such information can be made publicly available should encourage a company’s lawful and responsible use of political contributions.

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Moreover, it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions and lobbying practices. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. These internal controls should be fully consistent with Section 404 requirements of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

When analyzing the proposals, special consideration will be made if the target company has been the subject of significant controversy stemming from its contributions or political activities, if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions and lobbying activities, or if the company has recently been involved in significant controversy or litigation related to the company’s political contributions or governmental affairs.

Taft-Hartley Advisory Services Recommendation:

▪	Support reporting of political and political action committee (PAC) contributions.
▪	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.
▪	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.
▪

Vote against shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

▪	Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Military Sales

Shareholder proposals from church groups and other community organizations have asked companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

Taft-Hartley Advisory Services Recommendation:

▪

Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure.

▪	Generally vote against proposals asking a company to develop specific military contracting criteria.

Report on Operations in Sensitive Regions or Countries

Over the past decade, a number of public companies – especially within the extractive sector – have withdrawn from geopolitically sensitive regions as a result of being associated with political controversies involving their host countries (i.e. Myanmar, the Sudan, China, Iran, etc.). Oil and natural gas companies, in particular, continue to be the largest investors in many countries involved in human rights abuse and terrorist activities. As such, these companies become targets of consumer boycotts, public relations backlash and even governmental intervention.

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Taft-Hartley Advisory Services Recommendation:

▪	Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions.
▪	Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region.
▪

Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities.

▪

Consider shareholder proposals to pull out of a certain market on a case-by-case basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

II. ENVIRONMENT & CLIMATE CHANGE

Shareholder proposals addressing environmental and energy concerns have been plentiful in recent years, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of all countries, citing the findings of the Intergovernmental Panel on Climate Change (IPCC), the world’s most authoritative scientific body on the subject. Shareholder proponents argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

Greenhouse Gas Emissions

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, a number of business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, changing market dynamics and consumer preferences may impact demand for fossil fuels, and thus shareholder value, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Taft-Hartley Advisory Services Recommendation:

▪	Generally vote for shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.
▪

Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks related to climate change on its operations and investments, or on how the company identifies, measures, and manages such risks.

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▪	Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations.

Say on Climate (SoC) Management Proposals

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan17, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

▪	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪

The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

▪	Whether the company has sought and received third-party approval that its targets are science-based;
▪	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪	Whether the company’s climate data has received third-party assurance;
▪	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪	Whether there are specific industry decarbonization challenges; and
▪	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

▪	The completeness and rigor of the company’s climate-related disclosure;
▪	The company’s actual GHG emissions performance;
▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Investment in Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy is expected to reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would even argue essential, long-term business strategy.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

17 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Reporting and enhanced disclosure addressing sustainable development is important to companies namely because it offers a formal structure for decision making that helps management teams anticipate and address important global trends that can have serious consequences for business and society. Shareholders may request general sustainability reports on a specific location or operation, often requesting that the company detail the environmental, social, legal and other risks and/or potential liabilities of the specific project in question.

A number of companies have begun to report on sustainability issues using established standards in the marketplace. Such reporting focuses on corporate compliance and measurement regarding key economic, environmental, and social performance indicators. As a best practice, companies release annual sustainability reports in conjunction to regular annual statement of operations.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Operations in Protected or Sensitive Areas

Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and International Union for Conservation of Nature and Natural Resources (IUCN) categorized areas, expose companies to increased oversight and the potential for associated risk and controversy. While it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, additional disclosure could be an important mitigating factor to address increased risk and oversight. Restrictions to the company’s operations, damaging public relations, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies designed to reduce hazards from the process.

Taft-Hartley Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

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Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Endorsement of Ceres Roadmap 2030

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The Ceres Roadmap 2030, formulated by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES), require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signatory to the Ceres Roadmap 2030 would disclose its efforts in such areas through a standardized report submitted to Ceres and made available to the public.

Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

Taft-Hartley Advisory Services Recommendation:

▪	Vote for requests asking a company to formally adopt the Ceres Roadmap 2030.
▪	Vote for adoption of reports to shareholders on environmental issues.

Land Use

Many large retail stores and real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development.

Many of these requests brought forth by the respective stakeholders raise serious issues that can have a real impact on short-term shareholder value. However, in some cases, additional reporting may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Some of the companies targeted with such resolutions have been subject to recent litigation, significant fines stemming from their land use practices, and/or recent community boycotts.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder resolutions that request better disclosure of detailed information on a company’s policies related to land use or development or compliance with local and national laws and zoning requirements.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Taft-Hartley Advisory Services Recommendation: Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

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III. WORKPLACE PRACTICES & HUMAN RIGHTS

Equal Employment Opportunity

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company’s filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Taft-Hartley Advisory Services Recommendation:

▪	Vote for proposals calling for action on equal employment opportunity and anti-discrimination.
▪

Vote for proposals requesting legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

▪	Vote for proposals advocating for non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

Taft-Hartley Advisory Services Recommendation: Generally support proposals that incorporate high-performance workplace standards.

Workplace Safety

In light of fatal accidents at oil refineries (Tesoro – Anacortes refinery, April 2010; and BP – Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals requesting for workplace safety reports, including reports on accident risk reduction efforts.

Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long-term employees who are currently vested in plans.

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Cash-balance pension conversions have undergone significant congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at several large blue-chip companies. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies have formed a coalition on Capitol Hill to preserve the essential features of the plans and to overturn an IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Shareholder resolutions may call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals being considered by national policymakers in reaction to the controversy spawned by the plans.

Taft-Hartley Advisory Services Recommendation: Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

Gender, Race/Ethnicity Pay Gaps

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

▪	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
▪	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
▪	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Sexual Harassment

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

▪	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
▪	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

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Mandatory Arbitration

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

▪	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
▪	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Fair Lending Reporting and Compliance

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their sub-prime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high prepayment fees.

Taft-Hartley Advisory Services Recommendation:

▪	Support proposals calling for full compliance with fair-lending laws.
▪	Support reporting on overall lending policies and data.

MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Taft-Hartley Advisory Services Recommendation: Support the MacBride Principles for operations in Northern Ireland that request that companies abide by equal employment opportunity policies.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

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Taft-Hartley Advisory Services Recommendation: Generally support proposals that:

▪

Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

▪	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;
▪

Seek to establish independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

▪	Create incentives to encourage suppliers to raise standards rather than terminate contracts;
▪	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;
▪	Request public disclosure of contract supplier reviews on a regular basis; and
▪

Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor or with suppliers that fail to comply with applicable laws protecting employees’ wages and working conditions.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services Recommendation:

▪

Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

▪	Support the implementation and reporting on ILO codes of conduct.
▪	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.
▪	Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

IV. CONSUMER HEALTH & PUBLIC SAFETY

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholder activists request companies engaged in the development of genetically modified agricultural products (GMOs) to adopt a policy of not marketing or distributing such products until long term safety testing demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant, prepared foods and packaging industries are being asked to remove genetically altered ingredients from products they manufacture, distribute or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

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Taft-Hartley Advisory Services Recommendation:

▪	Vote for shareholder proposals to label products that contain genetically engineered products.
▪	Generally vote against proposals calling for a full phase out of product lines containing GMO ingredients.

Tobacco-Related Proposals

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

Taft-Hartley Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking to limit the sale of tobacco products to minors.
▪	Generally vote against proposals calling for a full phase out of tobacco related product lines.

Toxic Emissions

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic wastes into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company’s efforts to minimize pollution.

Taft-Hartley Advisory Services Recommendation: Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Toxic Chemicals

The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. Shareholders must recognize the impact that changing regulation and consumer expectations could have on shareholder value and should encourage companies to disclose their policies regarding the use or emission of toxic chemicals. Specific considerations should be made for a company’s geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals.

Taft-Hartley Advisory Services Recommendation:

▪	Generally support resolutions requesting that a company disclose its policies related to toxic chemicals.
▪	Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.
▪

Consider shareholder proposals requesting companies to substitute or replace existing products on a case-by-case basis, with consideration for applicable regulations and standards in the markets in which the company participates.

Nuclear Safety

These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the

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potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

Concentrated Area Feeding Operations (CAFOs)

The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies’ operations and shareholder value.

Taft-Hartley Advisory Services Recommendation: Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations (including compliance monitoring), or if the company does not directly source from CAFOs.

Pharmaceutical Product Reimportation

One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation, several states have taken steps to encourage employees to actively seek less expensive medications through reimportation.

Shareholder action at major pharmaceutical companies has hinged around requesting increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada, thereby encouraging product reimportation to the United States. The level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support.

Taft-Hartley Advisory Services Recommendation:

▪

Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

▪	Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Pharmaceutical Product Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

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Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Taft-Hartley Advisory Services Recommendation:

▪	Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a case-by-case basis, taking into account the following factors:
▪	Whether the proposal focuses on a specific drug and region;
▪	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
▪	The extent that reduced prices can be offset through the company’s marketing expenditures without significantly impacting R&D spending;
▪	Whether the company already limits price increases of its products;
▪	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; and
▪	The extent to which peer companies implement price restraints.
▪	Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.
▪

Generally support proposals requesting that companies evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company’s existing philanthropic initiatives.

▪	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

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ISS

UNITED STATES

CATHOLIC FAITH-BASED PROXY VOTING GUIDELINES

2023 Policy Recommendations

Published January 17, 2023

WWW.ISSGOVERNANCE.COM

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U N I T E D S T A T E S CATHOLIC FAITH-BASED PROXY VOTING GUIDELINES 2023 Policy Recommendations Published January 17, 2023 W W W . I S S G O V E R N A N C E . C O M

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INTRODUCTION

ISS’ Catholic Advisory Services division recognizes that faith-based and other socially responsible investors have dual objectives: financial and social. Religious and socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to proxy voting activity, after the security selection process is completed. In voting their shares, faith-based socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Catholic Advisory Services has, therefore, developed faith-based proxy voting guidelines for Catholic and other Christian religious institutions that are consistent with the objectives of socially responsible shareholders as well as the teachings of Catholicism and Christianity as a whole. On matters of social and environmental impact, the guidelines seek to reflect a broad consensus of the faith-based socially responsible investing community. Generally, we take as our frame of reference policies and proposals promulgated by the Catholic Bishops’ Pastoral on economics, the Socially Responsible Investment Guidelines adopted by the Bishops, and the policies developed by members of the Interfaith Center on Corporate Responsibility (ICCR).

On matters of corporate governance, executive compensation, and corporate structure, these faith-based proxy voting guidelines are based on a commitment to create and preserve economic value and to advance principles of best practice corporate governance and shareholder rights, consistent with responsibilities to society and the environment as a whole.

The guidelines provide an overview of Catholic Advisory Services’ faith-based proxy voting policy for Catholic and other Christian denomination institutions. We note there may be cases in which the final vote recommendation varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. These guidelines are revised on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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1. Board of Directors

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

▪	The board’s principal functions are widely agreed to consist of the following:
▪	To select, evaluate, and if necessary, replace management, including the chief executive officer;
▪	To review and approve major strategies and financial objectives;
▪	To advise management on significant issues;
▪	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
▪	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chair of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Catholic Advisory Services classifies directors as either executive, non-independent non-executive, or independent directors.

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Uncontested Election of Directors

Four broad principles apply when determining votes on director nominees:

1.

Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.

Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through their specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Catholic Advisory Services Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):

Board Accountability

Vote against2 or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

▪	A classified board structure;
▪	A supermajority vote requirements;
▪	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
▪	The inability of shareholders to call special meetings;
▪	The inability of shareholders to act by written consent;
▪	A multi-class capital structure; and/or
▪	A non-shareholder approved poison pill.

Poison Pills: Generally vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

▪	The company has a poison pill with a deadhand or slowhand feature[3];
▪	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[4] feature.

Vote case-by-case on nominees if the board adopts an initial short-term pill. (with a term of one year or less) without shareholder approval, taking into consideration:

▪	The disclosed rationale for the adoption;
▪	The trigger;
▪	The company’s market capitalization (including absolute level and sudden changes);
▪	A commitment to put any renewal to a shareholder vote; and
▪	Other factors as relevant.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪	The company’s ownership structure;
▪	The company’s existing governance provisions;
▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

3 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Catholic Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

4 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against directors (except new nominees, who should be considered case-by-case) if the board:

▪	Classified the board;
▪	Adopted supermajority vote requirements to amend the bylaws or charter;
▪	Eliminated shareholders’ ability to amend bylaws;
▪	Adopted a fee-shifting provision; or
▪	Adopted another provision deemed egregious.

Problematic Governance Structure: For companies that hold or held their first annual meeting5 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪	Supermajority vote requirements to amend the bylaws or charter;
▪	A classified board structure; or
▪	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights6.

Exceptions to this policy will generally be limited to:

▪	Newly-public companies with a sunset provision of no more than seven years from the date of going public;
▪	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;

5 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

6 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

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▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

▪

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Vote against/withhold from the members of the audit committee if:

▪	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification);
▪	The company receives an adverse opinion on the company’s financial statements from its auditor; or
▪

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

▪

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item, or, in egregious situations, vote against/withhold from members of the compensation committee and potentially the full board if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains significant problematic pay practices;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders;
▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪	Any other relevant factors.

Material Environmental, Social and Governance (ESG) Risk Oversight Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

▪	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
▪	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
▪	Failure to replace management as appropriate; or
▪

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero

For companies that are significant GHG emitters8, through its operations or value chain, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Catholic Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

For 2023, minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):

▪	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪	Board governance measures;
▪	Corporate strategy;
▪	Risk management analyses; and
▪	Metrics and targets.
▪	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
▪	The company has set a medium-term target for reducing its GHG emissions.

7 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

8 For 2023, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

Board Responsiveness

Catholic Advisory Services Recommendation: Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

▪	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪	Rationale provided in the proxy statement for the level of implementation;
▪	The subject matter of the proposal;
▪	The level of support for and opposition to the resolution in past meetings;
▪	Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪	Other factors as appropriate.
▪	The board failed to act on takeover offers where the majority of shares are tendered;
▪

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Catholic Advisory Services Recommendation: Vote case-by-case on compensation committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

▪	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold from the entire board if the full board is less than majority independent.

Vote against/withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per the Classification of Directors) when:

▪	The non-independent director serves on the audit, compensation, or nominating committee;
▪	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

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▪	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Board Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪	Medical issues/illness;
▪	Family emergencies; and
▪	If the director’s total service was three meetings or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Vote against or withhold from individual directors who:

▪	Sit on more than five public company boards; or
▪	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[10].

Board Diversity

Catholic Advisory Services Recommendation: Generally vote against or withhold from incumbent nominees if:

▪	The board is not comprised of at 40 percent underrepresented gender identities[11]; or
▪	The board is not comprised of at least 20 percent racially or ethnically diverse directors.

Vote against or withhold from other directors on a case-by-case basis.

9 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

10 Although all of a CEO’s subsidiary boards will be counted as separate boards, Catholic Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[11]	Underrepresented gender identities include directors who identify as women or as non-binary.

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Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[i] of the company or one of its affiliatesii.

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the companyiii,iv.
2.6.	Former non-CEO officer[i] of the company, or an affiliateii within the past five years.
2.7.	Former officer[i] of an acquired company within the past five yearsiv.
2.8.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Family Members

2.10.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.11.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family membervi) currently provides professional servicesvii in excess of $10,000 per year to: the company, an affiliateii, or an individual officer of the company or an affiliate; or who is (or whose immediate family membervi is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family membervi ) currently has any material transactional relationshipviii with the company or its affiliatesii; or who is (or whose immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationshipviii (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its compensation committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any materialxii relationship with the company.

3.	Independent Director

3.1.	No materialxii connection to the company other than a board seat.

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Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes: the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Catholic Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Catholic Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Catholic Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Catholic Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Catholic Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Catholic Advisory Services may deem him or her an Independent Director.

xii For purposes of Catholic Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 2 percent in 2014, 30 percent in 2013, 41 percent in 2009 and 53 percent in 2005. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Catholic Advisory Services recommends against the adoption of classified boards.

Catholic Advisory Services Recommendation:

▪	Vote for proposals to repeal classified boards and to elect all directors annually.
▪	Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections

Catholic Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

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Catholic Advisory Services Recommendation: Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting unless:

▪	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
▪

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

Catholic Advisory Services Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
▪	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
▪

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

▪	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Catholic Advisory Services Recommendation:

▪	Vote against proposals that provide that directors may be removed only for cause.

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.
Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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▪	Vote for proposals to restore shareholder ability to remove directors with or without cause.
▪	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
▪	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Catholic Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Catholic Advisory Services Recommendation:

▪	Vote for proposals that seek to fix the size of the board.
▪	Vote case-by-case on proposals that seek to change the size or range of the board.
▪	Vote against proposals that give management the ability to alter the size of the board outside of a specific range without shareholder approval.

Establish/Amend Nominee Qualifications

Catholic Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

▪	The rationale provided for adoption of the term/tenure limit;
▪	The robustness of the company’s board evaluation process;
▪	Whether the limit is of sufficient length to allow for a broad range of director tenures;
▪	Whether the limit would disadvantage independent directors compared to non-independent directors; and
▪	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Age Limits

Catholic Advisory Services Recommendation: Generally vote against management proposal to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

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Board-Related Shareholder Proposals/Initiatives

Proxy Contests/Proxy Access

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Catholic Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

▪	Long-term financial performance of the target company relative to its industry;
▪	Management’s track record;
▪	Background to the proxy contest;
▪	Qualifications of director nominees (both slates);
▪	Strategic plan of dissident slate and quality of critique against management;
▪	Likelihood that the proposed goals and objectives can be achieved (both slates);
▪	Stock ownership positions; and
▪	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board

Catholic Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Catholic Advisory Services believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Catholic Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors

Catholic Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Catholic Advisory Services will cast votes in a manner that shall encourage the independence of boards.

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Catholic Advisory Services Recommendation:

▪

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Catholic Advisory Services’ definition of independence (See Classification of Directors).

▪	Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Catholic Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself; or when he or she is a non-independent director. Generally Catholic Advisory Services recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Catholic Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Catholic Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

▪	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
▪	Level of disclosure regarding the issue for which board oversight is sought;
▪	Company performance related to the issue for which board oversight is sought;
▪	Board committee structure compared to that of other companies in its industry sector; and
▪	The scope and structure of the proposal.

Establish/Amend Nominee Qualifications

Catholic Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

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Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

▪	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
▪	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
▪	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
▪	The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Catholic Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

▪	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
▪	Effectively disclosed information with respect to this structure to its shareholders;
▪	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
▪

The company has an independent chair or a lead director (according to Catholic Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access

Catholic Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

▪	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
▪	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
▪	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
▪	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Board Refreshment

Term/Tenure Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

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Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

▪	The scope of the shareholder proposal; and
▪	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

Catholic Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

CEO Succession Planning

Catholic Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

▪	The reasonableness/scope of the request; and
▪	The company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns

Catholic Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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2. Ratification of Auditors

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Catholic Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Catholic Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

▪	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
▪	An auditor has a financial interest in or association with the company, and is therefore not independent;
▪	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
▪	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals

Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Catholic Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
▪	Vote for proposals that ask a company to adopt a policy on auditor independence.
▪	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Catholic Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Catholic Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

Catholic Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Catholic Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

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3. Takeover Defenses / Shareholder Rights

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

▪	No lower than a 20 percent trigger, flip-in or flip-over provision;
▪	A term of no more than three years;
▪	No deadhand, slowhand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
▪

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

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▪

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Catholic Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Catholic Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Catholic Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

▪	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
▪

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

▪

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
▪	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
▪	Any other factors that may be applicable.

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Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Catholic Advisory Services Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Catholic Advisory Services Recommendation:

▪

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

▪	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Catholic Advisory Services Recommendation:

▪

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

▪	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

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Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Catholic Advisory Services Recommendation:

▪	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
▪

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

▪

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[14] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Catholic Advisory Services Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window). The submittal window is the period under which a shareholder must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Catholic Advisory Services Recommendation:

▪

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

▪	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Catholic Advisory Services Recommendation:

▪	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
▪	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Catholic Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

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Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Catholic Advisory Services Recommendation:

▪	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
▪	Vote against proposals to amend the charter to include control share acquisition provisions.
▪	Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Catholic Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Catholic Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Catholic Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Catholic Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

▪	Reasons for reincorporation;
▪	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
▪	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Catholic Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Amend Bylaws without Shareholder Consent

Catholic Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

Catholic Advisory Services Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

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Catholic Advisory Services Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

▪	The company’s stated rationale for adopting such a provision;
▪	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
▪	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
▪

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Catholic Advisory Services Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Catholic Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: 1) a shareholder approved poison pill in place; or 2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

▪	Shareholders have approved the adoption of the plan; or
▪

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
▪	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Catholic Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimburse Proxy Solicitation Expenses

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

▪	The election of fewer than 50 percent of the directors to be elected is contested in the election;
▪	One or more of the dissident’s candidates is elected;
▪	Shareholders are not permitted to cumulate their votes for directors;
▪	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

Catholic Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and
▪	Concerns identified with the company’s prior meeting practices.

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4. Miscellaneous Governance Provisions

Bundled Proposals

Catholic Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Catholic Advisory Services Recommendation:

▪	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
▪

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Catholic Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements

Catholic Advisory Services Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

▪	The new quorum threshold requested;
▪	The rationale presented for the reduction;
▪	The market capitalization of the company (size, inclusion in indices);
▪	The company’s ownership structure;
▪	Previous voter turnout or attempts to achieve quorum;
▪	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
▪	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

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Amend Minor Bylaws

Catholic Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Catholic Advisory Services Recommendation: Generally vote against other business proposals.

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5. Capital Structure

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

General Authorization Requests

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

Catholic Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Issue Stock for Use with Rights Plan

Catholic Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends

Catholic Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Catholic Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Catholic Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

▪	The number of authorized shares will be proportionately reduced; or
▪	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Catholic Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

▪	Stock exchange notification to the company of a potential delisting;
▪	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
▪	The company’s rationale; or
▪	Other factors as applicable.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred

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stock can be used for sound corporate purposes, but could be used as a device to thwart hostile takeovers without shareholder approval.

General Authorization Requests

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are used for general corporate services:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
▪	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
▪

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

▪

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

▪	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Catholic Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Blank Check Preferred Stock

Catholic Advisory Services Recommendation:

▪	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
▪	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
▪	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
▪	Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Catholic Advisory Services Recommendation:

▪	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
▪	Vote for management proposals to eliminate par value.

Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Catholic Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

▪

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

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▪	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
▪	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Catholic Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

▪	Dilution: How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
▪

Change in Control: Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

▪	Financial Issues: company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
▪	Terms of the offer: discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
▪	Conflict of interest: arm’s length transactions and managerial incentives;
▪	Management’s efforts to pursue other alternatives.

Catholic Advisory Services Recommendation:

▪	Review on a case-by-case basis proposals regarding debt restructurings.
▪	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs

Catholic Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

▪	Greenmail,
▪	The use of buybacks to inappropriately manipulate incentive compensation metrics,
▪	Threats to the company’s long-term viability, or
▪	Other company-specific factors as warranted.

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Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Conversion of Securities

Catholic Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization

Catholic Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

▪	Whether the capital structure is simplified;
▪	Liquidity is enhanced;
▪	Fairness of conversion terms;
▪	Impact on voting power and dividends;
▪	Reasons for the reclassification;
▪	Conflicts of interest;
▪	Other alternatives considered.

Tracking Stock

Catholic Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

▪	Adverse governance changes;
▪	Excessive increases in authorized capital stock;
▪	Unfair method of distribution;
▪	Diminution of voting rights;
▪	Adverse conversion features;
▪	Negative impact on stock option plans;
▪	Alternatives such as spin-offs.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Catholic Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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6. Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation’s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Catholic Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

▪

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals - including goals tied to social and environmental considerations.

▪

Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

▪

Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

▪

Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

▪

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

▪

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

▪

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should

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be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.
▪

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

▪

Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.

▪	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
▪

Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

▪

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

▪

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

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Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Catholic Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the S&P1500, Russell 3000 index or Russel 3000E Indices17 , this analysis considers the following:

Pay-for-Performance Elements

▪

The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period,[18] and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

▪

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years –i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.[19]

▪	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements

▪	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
▪

Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) –i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
▪	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
▪	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
▪	The completeness of disclosure and rigor of performance goals;
▪	The company’s peer group benchmarking practices;
▪	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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▪	Realizable pay compared to grant pay; and
▪	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

▪	Problematic practices related to non-performance-based compensation elements;
▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪	Extraordinary perquisites or tax gross-ups);
▪	New or materially amended agreements that provide for:

▪	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
▪	CIC excise tax gross-up entitlements (including “modified” gross-ups);
▪	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

▪	Liberal CIC definition combined with any single-trigger CIC benefits;
▪	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
▪	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
▪	E&S Incentives: A lack of any LTI and STI performance metrics and/or a lack of disclosure on LTI and STI performance metrics related to E&S criteria.
▪	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to the U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪	Duration of options backdating;
▪	Size of restatement due to options backdating;
▪	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;

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▪	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors on a case-by-case basis when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation- Management Proposals (Management Say on Pay)

The Dodd-Frank Act mandates advisory votes on executive compensation (Say on Pay) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the Say on Pay ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the Say on Pay proposal rather than voting against or withhold from the compensation committee. However, if there is no Say on Pay on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior Say on Pay proposal, then Catholic Advisory Services will recommend vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating Say on Pay proposals, Catholic Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Catholic Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

▪	Vote against management Say on Pay (“SOP”) proposals if:
▪	There is an unmitigated misalignment between CEO pay and company performance (pay-for-performance);
▪	The company maintains problematic pay practices;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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▪	Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
▪

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
▪	The situation is egregious.
▪	Vote against an equity plan on the ballot if:
▪	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
▪	Magnitude of pay misalignment;
▪	Contribution of non-performance-based equity grants to overall pay; and
▪	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation, requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Catholic Advisory Services will recommend a vote for annual advisory votes on compensation. The SOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Catholic Advisory Services supports an annual SOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the SOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having SOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Catholic Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Catholic Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Catholic Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

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Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

▪	Single- or modified-single-trigger cash severance;
▪	Single-trigger acceleration of unvested equity awards;
▪	Full acceleration of equity awards granted shortly before the change in control;
▪	Acceleration of performance awards above the target level of performance without compelling rationale;
▪	Excessive cash severance (>3x base salary and bonus);
▪	Excise tax gross-ups triggered and payable;
▪	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
▪

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

▪	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Catholic Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

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Catholic Advisory Services Recommendation: Vote case-by-case on certain equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

▪

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

▪	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
▪	SVT based only on new shares requested plus shares remaining for future grants.
▪	Plan Features:
▪	Quality of disclosure around vesting upon a change in control (CIC);
▪	Discretionary vesting authority;
▪	Liberal share recycling on various award types;
▪	Lack of minimum vesting period for grants made under the plan;
▪	Dividends payable prior to award vesting.
▪	Grant Practices:
▪	The company’s three year burn rate relative to its industry/market cap peers;
▪	Vesting requirements in CEO’s recent equity grants (3-year look-back);
▪	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;
▪	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
▪	Whether the company maintains a sufficient claw-back policy;
▪	Whether the company maintains sufficient post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following (“overriding factors”) apply:

▪	Awards may vest in connection with a liberal change-of-control definition;
▪

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

▪	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
▪	The plan is excessively dilutive to shareholders’ holdings;
▪	The plan contains an evergreen (automatic share replenishment) feature; or
▪	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

FURTHER INFORMATION ON CERTAIN EPSC FACTORS:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

20 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

▪	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
▪	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
▪	The cancellation of underwater options in exchange for stock awards; or
▪	Cash buyouts of underwater options.

While the above cover most types of repricing, Catholic Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the compensation committee who approved repricing (as defined above or otherwise determined by Catholic Advisory Services) without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Catholic Advisory Services may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

▪	Severity of the pay-for-performance misalignment;
▪	Whether problematic equity grant practices are driving the misalignment; and/or
▪	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Three-Year Value Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

21 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Catholic Advisory Services Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Addresses administrative features only; or
▪

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per Catholic Advisory Services’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per Catholic Advisory Services’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

▪

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

▪

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

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▪

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Catholic Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

▪	Purchase price is at least 85 percent of fair market value;
▪	Offering period is 27 months or less; and
▪	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

▪	Purchase price is less than 85 percent of fair market value; or
▪	Offering period is greater than 27 months; or
▪	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Catholic Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

▪	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
▪	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

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▪	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
▪	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the matching contribution or effective discount exceeds the above, Catholic Advisory Services may evaluate the SVT cost of the plan as part of the assessment.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Catholic Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

▪	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
▪	Rationale for the re-pricing – was the stock price decline beyond management’s control?
▪	Is this a value-for-value exchange?
▪	Are surrendered stock options added back to the plan reserve?
▪	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;
▪	Option vesting – does the new option vest immediately or is there a black-out period?
▪	Term of the option – the term should remain the same as that of the replaced option;
▪	Exercise price – should be set at fair market or a premium to market;
▪	Participants – executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting

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schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Catholic Advisory Services Recommendation:

▪	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
▪	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
▪

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Catholic Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Catholic Advisory Services Recommendation:

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

▪	Executive officers and non-employee directors are excluded from participating;
▪

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

▪	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

▪	Eligibility;
▪	Vesting;
▪	Bid-price;
▪	Term of options;
▪	Cost of the program and impact of the TSOs on company’s total option expense; and
▪	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Catholic Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Catholic Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

▪	The triggering mechanism should be beyond the control of management;
▪	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
▪

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Catholic Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

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Shareholder Ratification of Director Pay Programs

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

▪	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
▪	An assessment of the following qualitative factors:
▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Catholic Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

▪

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

▪	The company’s three year burn rate relative to its industry/market cap peers; and
▪	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines with a minimum of three times the annual cash retainer;
▪	Equity award vesting schedules;
▪	The presence of problematic pay practices relating to director compensation;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

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Catholic Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

Non-Employee Director Retirement Plans

Catholic Advisory Services Recommendation:

▪	Vote against retirement plans for non-employee directors.
▪	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Catholic Advisory Services Recommendation:

▪	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
▪	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Catholic Advisory Services Recommendation: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Catholic Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking to limit repricing.
▪	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Catholic Advisory Services Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn a IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
▪	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards

Catholic Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Catholic Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

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Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

▪

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

▪

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Catholic Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

▪	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
▪	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
▪

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

▪	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
▪

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

▪	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
▪

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

▪	Can shareholders assess the correlation between pay and performance based on the current disclosure?
▪	What type of industry and stage of business cycle does the company belong to?

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Catholic Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

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Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Catholic Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

▪

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

▪	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Tax Gross-up Proposals

Catholic Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Catholic Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits

Catholic Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Catholic Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

▪	If the company has adopted a formal recoupment bonus policy;
▪	If the company has chronic restatement history or material financial problems;
▪	If the company’s policy substantially addresses the concerns raised by the proponent.

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Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Catholic Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking

Catholic Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

▪	The company’s past practices regarding equity and cash compensation;
▪	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
▪	Whether the company has a rigorous claw-back policy in place.

Hold Equity Past Retirement or for a Significant Period of Time

Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

▪	The percentage/ratio of net shares required to be retained;
▪	The time period required to retain the shares;
▪	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
▪	Whether the company has any other policies aimed at mitigating risk taking by executives;
▪	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
▪	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pre-Arranged Trading Plans (10b5-1 Plans)

Catholic Advisory Services Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

▪	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
▪	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
▪	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
▪	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
▪	An executive may not trade in company stock outside the 10b5-1 Plan;
▪	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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7. Mergers and Corporate Restructurings

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Catholic Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

▪

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

▪	Market reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
▪

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

▪	Negotiations and process: Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
▪	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
▪	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
▪	Stakeholder impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

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Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪	Estimated value and financial prospects of the reorganized company;
▪	Percentage ownership of current shareholders in the reorganized company;
▪	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
▪	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
▪	Existence of a superior alternative to the plan of reorganization;
▪	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Catholic Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

▪

Valuation: Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

▪

Market reaction: How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

▪

Deal timing: A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

▪	Negotiations and process: What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
▪

Conflicts of interest: How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

▪	Voting agreements: Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
▪	Governance: What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
▪	Stakeholder Impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Catholic Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

▪	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
▪

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

▪

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

▪	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

Catholic Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

Asset Purchases

Catholic Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

Asset Sales

Catholic Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

Catholic Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Joint Ventures

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Catholic Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (LBOs and Minority Squeeze-outs)

Catholic Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

▪	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
▪	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
▪	Are all shareholders able to participate in the transaction?
▪	Will there be a liquid market for remaining shareholders following the transaction?
▪	Does the company have strong corporate governance?
▪	Will insiders reap the gains of control following the proposed transaction?
▪	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Private Placements/Warrants/Convertible Debentures

Catholic Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:

▪	Dilution to existing shareholders’ position.
▪	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
▪	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
▪	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
▪

When evaluating the magnitude of a private placement discount or premium, Catholic Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

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▪

Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

▪

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

▪

Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

▪	Minority versus majority ownership and corresponding minority discount or majority control premium
▪	Conflicts of interest
▪	Conflicts of interest should be viewed from the perspective of the company and the investor.
▪	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
▪	Market reaction
▪	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Catholic Advisory Services Recommendation:

▪

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

▪

Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

Value Maximization Shareholder Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

▪	Prolonged poor performance with no turnaround in sight;
▪	Signs of entrenched board and management;
▪	Strategic plan in place for improving value;
▪	Likelihood of receiving reasonable value in a sale or dissolution;
▪	Whether company is actively exploring its strategic options, including retaining a financial advisor.

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8. Social and Environmental Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

▪	The number and variety of shareholder resolutions on social and environmental issues has increased;
▪	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
▪	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;
▪	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Global Approach

Catholic Advisory Services Recommendation: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Catholic Advisory Services will analyze the following factors:

▪	Whether the proposal itself is well framed and reasonable;
▪	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
▪	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
▪	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
▪	Whether the subject of the proposal is best left to the discretion of the board;
▪	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
▪	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
▪	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
▪

If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

▪	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Catholic Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals

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that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Catholic Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Diversity and Equality

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

▪	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;
▪	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
▪

The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

▪	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs;
▪	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;
▪	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards;
▪	A commitment to diversity in the workforce can lead to superior financial returns.

Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of women, racial minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals that ask the company to take steps to nominate more women and racial minorities to the board.
▪	Vote for shareholder proposals asking for reports on board diversity.
▪	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

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Racial Equity and/or Civil Rights Audits

Catholic Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
▪

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

▪	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
▪	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

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Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling
▪	Commission’s recommendations.
▪	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law does not ban workplace discrimination against gay and lesbian employees, and only some states have enacted workplace protections for these employees. Although an increasing number of U.S. companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
▪	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
▪	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Gender, Race, or Ethnicity Pay Gap

Over the past several years, shareholders have filed resolutions requesting that companies report whether a gender, race, or ethnicity pay gap exists, and if so, what measures are being taken to eliminate the gap. While primarily filed at technology firms, in 2017, the resolutions were also filed at firms in the financial services, insurance, healthcare, and telecommunication sectors. Proponents are expected to continue this campaign by engaging companies and filing shareholder proposals on this issue.

Catholic Advisory Services Recommendation: Vote for requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethinicity pay gap.

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Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Recent deadly accidents at factories, notably in Bangladesh and in Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Catholic Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Codes of Conduct and Vendor Standards

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 187 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 187 member-nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
▪	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
▪

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

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▪

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

▪

Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

▪	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
▪

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

▪

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Catholic Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment/Indigenous Peoples’ Rights

In recent years, a number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS) American Declaration on rights of Indigenous Peoples. Some companies, such as Starbucks, have reached agreements with local governments to ensure better business practices for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

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Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Catholic Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS pandemic. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, malaria, and tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration

Catholic Advisory Services Recommendation: Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment

Catholic Advisory Services Recommendation: Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

Operations in High Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against a number of countries, including Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

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Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Catholic Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

▪	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
▪	Current disclosure of applicable risk assessment(s) and risk management procedures;
▪	Compliance with U.S. sanctions and laws;
▪	Consideration of other international policies, standards, and laws;
▪	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
▪	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
▪	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence links to prison labor. The U.S. Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies that fail to adopt similar principles in other countries recognized for committing gross human rights violations.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
▪	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

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Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Catholic Advisory Services Recommendation:

▪	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
▪	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at Yahoo!, Google, Microsoft, and Cisco, among others, asked companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. A 2013 study by the Ponemon Institute found that the median annualized cost of cyber-attacks for the 60 organizations studied was $11.6 million. The study also found that the number of successful cyber-attacks among the 60 companies increased by 18 percent between 2012 and 2013, from 102 successful attacks on average per week to 122.

More recently, data security has been the focus of media outlets and a public concern. During the 2013 holiday shopping season, Target, Neiman Marcus, and other retailers were the targets of hackers looking to steal credit card numbers. It is estimated that as many as 40 million customer credit and debit card accounts were stolen at Target alone. These incidents preceded what many people consider the largest data security breach in the United States. In June 2013, major media outlets began releasing information about leaked classified documents disclosed by Edward Snowden, an NSA contractor. The documents revealed a government-run Internet and telephone surveillance program aimed at collecting metadata. As part of this operation, the government is said to have obtained from major U.S. telecommunications companies the call records of their customers.

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Catholic Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

▪	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
▪	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
▪	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
▪	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
▪	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Catholic Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Catholic Advisory Services recommends against the proposal.

Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Climate Change

Say on Climate (SoC) Management Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan22, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

▪	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
▪	Whether the company has sought and received third-party approval that its targets are science-based;
▪	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪	Whether the company’s climate data has received third-party assurance;
▪	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪	Whether there are specific industry decarbonization challenges; and
▪	The company’s related commitment, disclosure, and performance compared to its industry peers.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Say on Climate (SoC) Shareholder Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

▪	The completeness and rigor of the company’s climate-related disclosure;
▪	The company’s actual GHG emissions performance;
▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Catholic Advisory Services Recommendation:

▪

Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

▪	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
▪

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

▪	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

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Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
▪	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Catholic Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later named the Ceres Principles, and now branded the Ceres Roadmap 2030, corporate signatories of the Ceres Roadmap 2030 pledge to institute accountability mechanisms that integrate sustainability considerations into core business systems and decision-making on topics such as governance, stakeholder engagement and disclosure. Signatories also pledge to build systems across a corporation’s value chain to enable ongoing improvements in three priority environmental and social impact areas (Climate Change, Natural Resources, and Human Rights).

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. First launched in June 2003, the Principles were ultimately adopted by over

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forty financial institutions over a three-year implementation period. Since its adoption, the Principles have undergone a number of revisions, expanding the use of performance standards and signatory banks’ banks’ commitments to social responsibility, including human rights, climate change, and transparency. The fourth iteration of the Principles was launched in November 2019, incorporating amendments and new commitment to human rights, climate change, Indigenous Peoples and biodiversity related topics. Financial institutions adopt these principles to ensure that the projects they finance are developed in a socially responsible manner and reflect sound environmental management practices. As of 2019, 101 financial institutions have officially adopted the Equator Principles.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
▪	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
▪	Vote for shareholder proposals seeking the preparation of sustainability reports.
▪	Vote for shareholder proposals to study or implement the Ceres Roadmap 2030.
▪	Vote for shareholder proposals to study or implement the Equator Principles.

Operations in Environmentally Sensitive Areas

Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

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Catholic Advisory Services Recommendation:

▪	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
▪	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
▪	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Catholic Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
▪	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Catholic Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

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Catholic Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
▪	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
▪	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.
▪	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
▪	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Kyoto Protocol Compliance

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

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Health and Safety

Toxic Materials

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
▪	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
▪	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

Catholic Advisory Services Recommendation:

▪	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
▪	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.
▪	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Report on Handgun Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.
▪	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

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Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
▪	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
▪	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
▪	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and as well as firms affiliated with the tobacco industry.

While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of shareholder proposals focused on tobacco include: warnings on the risks of tobacco smoke and smoking-related diseases, attempting to link executive compensation with reductions in teen smoking rates, the placement of company tobacco products in retail outlets, a review of advertising campaigns and their impact on children and minority groups, prohibiting non-tobacco companies from entering into contracts with tobacco companies, and requesting restaurant operators maintain smoke-free restaurants.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation empowers the imposition of a ban on tobacco advertising within 1,000 feet of schools and playgrounds, require FDA-approved graphic warning labels that occupy 50 percent of the space on each package of cigarettes.

In September 2009, the FDA issued a ban on the sale of flavored cigarettes, exercising its regulatory power in a major way over tobacco for the first time under the new law. The ban affected tobacco products with chocolate, vanilla, clove, and other similar flavors.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
▪	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
▪	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

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▪	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
▪	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
▪	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
▪	Vote for proposals calling for tobacco companies to cease the production of tobacco products.
▪	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.
▪	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to prepare a report on drug pricing.
▪	Vote for shareholder proposals to adopt a formal policy on drug pricing.
▪	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.
▪	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
▪	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

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Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals to report on foreign military sales or offset agreements.
▪	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Catholic Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Catholic Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Catholic Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Catholic Advisory Services will generally vote in favor of such resolutions.

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Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
▪	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.
▪	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
▪	Vote for shareholder proposals to eliminate cruel product testing methods.
▪	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.
▪	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.
▪	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.
▪	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

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Catholic Advisory Services Recommendation:

▪	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.
▪	Vote for proposals calling for a company to maintain a policy of political non-partisanship.
▪	Vote against proposals asking a company to refrain from making any political contributions.

Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Catholic Advisory Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Catholic Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Catholic Advisory Services Recommendation:

▪	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
▪	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
▪	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Political Expenditures and Lobbying Congruency

Catholic Advisory Services Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Catholic Advisory Services will consider whether:

▪

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

▪

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

▪	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;
▪	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

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Catholic Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, Catholic Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing policies, Catholic Advisory Services may recommend a vote against the proposal’s adoption. Catholic Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders.

Catholic Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Catholic Advisory Services Recommendation:

▪	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
▪	Vote against shareholder proposals asking banks to forgive loans outright.
▪	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
▪	Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts.

Such proposals also ask companies to review their policies regarding their investments in different communities.

Catholic Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

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Miscellaneous

Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Catholic Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs; to separate abortifacient drug operations from other operations; or to discontinue acute-care or physician management practices that involve support for abortion services.

Catholic Advisory Services Recommendation: Vote on shareholder proposals that address right to life issues in a manner consistent with the teachings of the Catholic Church on abortion and right to life issues.

Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Catholic Advisory Services Recommendation:

▪	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
▪	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

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Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Catholic Advisory Services Recommendation:

▪

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

▪	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

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9. Mutual Fund Proxies

Election of Trustees and Directors

Catholic Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Catholic Advisory Services Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Catholic Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

▪	Proposed and current fee schedules;
▪	Fund category/investment objective;
▪	Performance benchmarks;
▪	Share price performance as compared with peers;
▪	Resulting fees relative to peers;
▪	Assignments (where the advisor undergoes a change of control).

Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

▪	The fund’s target investments;
▪	The reasons given by the fund for the change; and
▪	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Catholic Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

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Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Catholic Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

▪	Fees charged to comparably sized funds with similar objectives;
▪	The proposed distributor’s reputation and past performance;
▪	The competitiveness of the fund in the industry; and
▪	The terms of the agreement.

Approving New Classes or Series of Shares

Catholic Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

Convert Closed-end Fund to Open-end Fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Catholic Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

▪	Past performance as a closed-end fund;
▪	Market in which the fund invests;
▪	Measures taken by the board to address the discount; and
▪	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Catholic Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

▪	Past performance relative to its peers;
▪	Market in which fund invests;
▪	Measures taken by the board to address the issues;
▪	Past shareholder activism, board activity, and votes on related proposals;
▪	Strategy of the incumbents versus the dissidents;
▪	Independence of directors;
▪	Experience and skills of director candidates;
▪	Governance profile of the company;
▪	Evidence of management entrenchment.

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Preferred Stock Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

▪	Stated specific financing purpose;
▪	Possible dilution for common shares;
▪	Whether the shares can be used for antitakeover purposes.

Mergers

Catholic Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

▪	Resulting fee structure;
▪	Performance of both funds;
▪	Continuity of management personnel; and
▪	Changes in corporate governance and their impact on shareholder rights.

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Catholic Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

▪

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

▪

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

▪	The company has demonstrated responsible past use of share issuances by either:
▪	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
▪	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Change in Fund’s Subclassification

Catholic Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

Changing the Domicile of a Fund

Catholic Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

Disposition of Assets/Termination/Liquidation

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

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Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Catholic Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Name Change Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

1940 Act Policies

Catholic Advisory Services Recommendation:

▪

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

▪	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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UNITED STATES

SRI PROXY VOTING GUIDELINES

2023 Policy Recommendations

Published January 17, 2023

WWW.ISSGOVERNANCE.COM

E-313

U N I T E D S T A T E S SRI PROXY VOTING GUIDELINES 2023 Policy Recommendations Published January 17, 2023 W W W . I S S G O V E R N A N C E . C O M

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1. Board of Directors

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

▪	The board’s principal functions are widely agreed to consist of the following:
▪	To select, evaluate, and if necessary, replace management, including the chief executive officer;
▪	To review and approve major strategies and financial objectives;
▪	To advise management on significant issues;
▪	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
▪	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Social Advisory Services classifies directors as either executive, non-independent non-executive, or independent directors.

Uncontested Election of Directors

Four broad principles apply when determining votes on director nominees:

1.

Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote

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on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.

Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through their specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Social Advisory Services Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):

Board Accountability

Vote against or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses, Capital Structure, and Governance Structures

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted.

Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability for shareholders to call special meetings or act by written consent, a multi-class capital structure, and/or a non-shareholder approved poison pill.

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

▪	The company has a poison pill with a deadhand or slowhand feature[2];
▪	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[3].

Vote case-by-case on nominees if the board adopts an initial short-term pill2 (with a term of one year or less) without shareholder approval, taking into consideration:

▪	The disclosed rationale for the adoption;
▪	The trigger;
▪	The company’s market capitalization (including absolute level and sudden changes);
▪	A commitment to put any renewal to a shareholder vote; and
▪	Other factors as relevant.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪	The company’s ownership structure;
▪	The company’s existing governance provisions;
▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

▪	Classified the board;
▪	Adopted supermajority vote requirements to amend the bylaws or charter;
▪	Eliminated shareholders’ ability to amend bylaws;
▪	Adopted a fee-shifting provision; or
▪	Adopted another provision deemed egregious.

[2]

If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Social Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[3]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Problematic Governance Structure: For companies that hold or held their first annual meeting4 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪	Supermajority vote requirements to amend the bylaws or charter;
▪	A classified board structure; or
▪	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5.

Exceptions to this policy will generally be limited to:

▪	Newly-public companies[6] with a sunset provision of no more than seven years from the date of going public;
▪	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

4 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

5 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

6 Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

▪

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Vote against/withhold from the members of the audit committee if:

▪	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification);
▪	The company receives an adverse opinion on the company’s financial statements from its auditor; or
▪

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

▪

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item, or, in egregious situations, vote against/withhold from members of the compensation committee and potentially the full board if:

▪	There is a significant misalignment between CEO pay and company performance (pay-for-performance);
▪	The company maintains significant problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders;
▪	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪	Any other relevant factors.

Material Environmental, Social and Governance (ESG) Risk Oversight Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

▪	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
▪	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
▪	Failure to replace management as appropriate; or
▪

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero

For companies that are significant GHG emitters8, through its operations or value chain, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

For 2023, minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):

▪	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪	Board governance measures;
▪	Corporate strategy;
▪	Risk management analyses; and
▪	Metrics and targets.
▪	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
▪	The company has set a medium-term target for reducing its GHG emissions.

7 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

8 For 2023, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

▪	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪	Rationale provided in the proxy statement for the level of implementation;
▪	The subject matter of the proposal;
▪	The level of support for and opposition to the resolution in past meetings;
▪	Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪	Other factors as appropriate.
▪	The board failed to act on takeover offers where the majority of shares are tendered;
▪

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

▪	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold from the entire board if the full board is less than majority independent.

Vote against/withhold from non-independent directors (executive directors and non-independent non-executive directors per the Categorization of Directors) when:

▪	The non-independent director serves on the audit, compensation, or nominating committee;
▪	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
▪	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪	Medical issues/illness;
▪	Family emergencies; and
▪	If the director’s total service was three meetings or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Vote against or withhold from individual directors who:

▪	Sit on more than five public company boards; or
▪	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[10].

Board Diversity

Social Advisory Services Recommendation: Generally vote against or withhold from incumbent nominating committee members if:

▪	The board is not comprised of at least 40 percent underrepresented gender identities[11]; or
▪	The board is not comprised of at least 20 percent racially or ethnically diverse directors.

Vote against or withhold from other directors on a case-by-case basis.

9 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

10 Although all of a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

11 Underrepresented gender identities include directors who identify as women or as non-binary.

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Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[i] of the company or one of its affiliatesii.

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the companyiii,iv.

2.6.	Former non-CEO officer[i] of the company or an affiliateii within the past five years.

2.7.	Former officer[i] of an acquired company within the past five yearsiv.

2.8.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Family Members

2.10.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.

2.11.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family membervi) currently provides professional servicesvii in excess of $10,000 per year to: the company, an affiliateii, or an individual officer of the company or an affiliate; or who is (or whose immediate family membervi is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family membervi) currently has any material transactional relationshipviii with the company or its affiliatesii; or who is (or whose immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationshipviii (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family membervi) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its compensation committee[x].

2.17.	Founderxi of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

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2.19.	Any materialxii relationship with the company.

3.	Independent Director

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes: the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Social Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Social Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Social Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Social Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Social Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

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x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Social Advisory Services may deem him or her an independent outsider.

xii For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 25 percent in 2014, 30 percent in 2013, and 39 percent in 2010. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Social Advisory Services recommends against the adoption of classified boards.

Social Advisory Services Recommendation:

▪	Vote for proposals to repeal classified boards and to elect all directors annually.
▪	Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections

Social Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

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Social Advisory Services Recommendation: Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting unless:

▪	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
▪

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

Social Advisory Services Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
▪	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
▪

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

▪	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
▪	If only the individual’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.
Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Social Advisory Services Recommendation:

▪	Vote against proposals that provide that directors may be removed only for cause.
▪	Vote for proposals to restore shareholder ability to remove directors with or without cause.
▪	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
▪	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Social Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Social Advisory Services Recommendation:

▪	Vote for proposals that seek to fix the size of the board.
▪	Vote case-by-case on proposals that seek to change the size or range of the board.
▪	Vote against proposals that give management the ability to alter the size of the board outside of a specific range without shareholder approval.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Social Advisory Services Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

▪	The rationale provided for adoption of the term/tenure limit;
▪	The robustness of the company’s board evaluation process;
▪	Whether the limit is of sufficient length to allow for a broad range of director tenures;
▪	Whether the limit would disadvantage independent directors compared to non-independent directors; and
▪	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Age Limits

Social Advisory Services Recommendation: Generally vote against management proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

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Board-Related Shareholder Proposals/Initiatives

Proxy Contests/Proxy Access

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Social Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

▪	Long-term financial performance of the target company relative to its industry;
▪	Management’s track record;
▪	Background to the proxy contest;
▪	Qualifications of director nominees (both slates);
▪	Strategic plan of dissident slate and quality of critique against management;
▪	Likelihood that the proposed goals and objectives can be achieved (both slates);
▪	Stock ownership positions; and
▪	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board

Social Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Social Advisory Services believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Social Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

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Majority of Independent Directors

Social Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Social Advisory Services will cast votes in a manner that shall encourage the independence of boards.

Social Advisory Services Recommendation:

▪

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services’ definition of independence.

▪	Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Social Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Social Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Social Advisory Services recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Social Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Social Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

▪	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
▪	Level of disclosure regarding the issue for which board oversight is sought;
▪	Company performance related to the issue for which board oversight is sought;
▪	Board committee structure compared to that of other companies in its industry sector; and
▪	The scope and structure of the proposal.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

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Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

▪	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
▪	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
▪	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
▪	The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Social Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

▪	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
▪	Effectively disclosed information with respect to this structure to its shareholders;
▪	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
▪

The company has an independent chairman or a lead director (according to Social Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access

Social Advisory Services supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

Social Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

▪	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
▪	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
▪	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
▪	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Board Refreshment

Term/Tenure Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

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Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

▪	The scope of the shareholder proposal; and
▪	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

Social Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

CEO Succession Planning

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

▪	The reasonableness/scope of the request; and
▪	The company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns

Social Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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2. Ratification of Auditors

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Social Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Social Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

▪	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
▪	An auditor has a financial interest in or association with the company, and is therefore not independent;
▪	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
▪	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals

Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Social Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
▪	Vote for proposals that ask a company to adopt a policy on auditor independence.
▪	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Social Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Social Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

Social Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Social Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

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3. Takeover Defenses / Shareholder Rights

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Social Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

▪	No lower than a 20 percent trigger, flip-in or flip-over provision;
▪	A term of no more than three years;
▪	No deadhand, slowhand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
▪

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Social Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Social Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Social Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

▪	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
▪

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

▪

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
▪	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
▪	Any other factors that may be applicable.

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Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Social Advisory Services Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Social Advisory Services Recommendation:

▪

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

▪	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

▪

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

▪	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

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Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

▪	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
▪

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

▪

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[14] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Social Advisory Services Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Social Advisory Services Recommendation:

▪

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

▪	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Social Advisory Services Recommendation:

▪	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
▪	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Social Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

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Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Social Advisory Services Recommendation:

▪	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
▪	Vote against proposals to amend the charter to include control share acquisition provisions.
▪	Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Social Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Social Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Social Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Social Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Social Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

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Reincorporation Proposals

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

▪	Reasons for reincorporation;
▪	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
▪	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Amend Bylaws without Shareholder Consent

Social Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

Social Advisory Services Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

Social Advisory Services Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

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For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

▪	The company’s stated rationale for adopting such a provision;
▪	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
▪	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
▪

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Social Advisory Services Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) a shareholder approved poison pill in place; or(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

▪	Shareholders have approved the adoption of the plan; or
▪

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

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Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
▪	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimburse Proxy Solicitation Expenses

Social Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

▪	The election of fewer than 50 percent of the directors to be elected is contested in the election;
▪	One or more of the dissident’s candidates is elected;
▪	Shareholders are not permitted to cumulate their votes for directors;
▪	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

Social Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and
▪	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. Miscellaneous Governance Provisions

Bundled Proposals

Social Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Social Advisory Services Recommendation:

▪	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
▪

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Social Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements

Social Advisory Services Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

▪	The new quorum threshold requested;
▪	The rationale presented for the reduction;
▪	The market capitalization of the company (size, inclusion in indices);
▪	The company’s ownership structure;
▪	Previous voter turnout or attempts to achieve quorum;
▪	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
▪	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

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Amend Minor Bylaws

Social Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Social Advisory Services Recommendation: Generally vote against other business proposals.

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5. Capital Structure

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

General Authorization Requests

Social Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

Social Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Issue Stock for Use with Rights Plan

Social Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends

Social Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Social Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

▪	The number of authorized shares will be proportionately reduced; or
▪	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

▪	Stock exchange notification to the company of a potential delisting;
▪	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
▪	The company’s rationale; or
▪	Other factors as applicable.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights,

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conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but could be used as a device to thwart hostile takeovers without shareholder approval.

General Authorization Requests

Social Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate services:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
▪	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
▪

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

▪

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

▪	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Specific Authorization Requests

Social Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Blank Check Preferred Stock

Social Advisory Services Recommendation:

▪	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
▪	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
▪	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
▪	Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Social Advisory Services Recommendation:

▪	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
▪	Vote for management proposals to eliminate par value.

Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

▪

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

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▪	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
▪	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Social Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

▪	Dilution: How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
▪

Change in Control: Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

▪	Financial Issues: company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
▪	Terms of the offer: discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
▪	Conflict of interest: arm’s length transactions and managerial incentives;
▪	Management’s efforts to pursue other alternatives.

Social Advisory Services Recommendation:

▪	Review on a case-by-case basis proposals regarding debt restructurings.
▪	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs

Social Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

▪	Greenmail,
▪	The use of buybacks to inappropriately manipulate incentive compensation metrics,
▪	Threats to the company’s long-term viability, or
▪	Other company-specific factors as warranted.

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Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Conversion of Securities

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization

Social Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

▪	Whether the capital structure is simplified;
▪	Liquidity is enhanced;
▪	Fairness of conversion terms;
▪	Impact on voting power and dividends;
▪	Reasons for the reclassification;
▪	Conflicts of interest;
▪	Other alternatives considered.

Tracking Stock

Social Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

▪	Adverse governance changes;
▪	Excessive increases in authorized capital stock;
▪	Unfair method of distribution;
▪	Diminution of voting rights;
▪	Adverse conversion features;
▪	Negative impact on stock option plans;
▪	Alternatives such as spin-offs.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Social Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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6. Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Social Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

▪

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals - including goals tied to social and environmental considerations.

▪

Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

▪

Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

▪

Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

▪

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

▪

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

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▪

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.

▪

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

▪

Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.

▪	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
▪

Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

▪

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

▪

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

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Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 or Russel 3000E Indices17, this analysis considers the following:

Pay-for-Performance Elements

▪

The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period,[18] and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period

▪

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.[19]

▪	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements

▪	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
▪

Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
▪	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
▪	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
▪	The completeness of disclosure and rigor of performance goals;
▪	The company’s peer group benchmarking practices;
▪	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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▪	Realizable pay compared to grant pay; and
▪	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

▪	Problematic practices related to non-performance-based compensation elements;
▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪	Extraordinary perquisites or tax gross-ups);
▪	New or materially amended agreements that provide for:
▪	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
▪	CIC excise tax gross-up entitlements (including “modified” gross-ups);
▪	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
▪	Liberal CIC definition combined with any single-trigger CIC benefits;
▪	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
▪	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
▪	E&S Incentives: A lack of any LTI and STI performance metrics and/or a lack of disclosure on LTI and STI performance metrics related to E&S criteria.
▪	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to the U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

▪	Multi-year guaranteed bonuses;
▪	A single or common performance metric used for short- and long-term plans;
▪	Lucrative severance packages;
▪	High pay opportunities relative to industry peers;
▪	Disproportionate supplemental pensions;
▪	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

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Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪	Duration of options backdating;
▪	Size of restatement due to options backdating;
▪	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;
▪	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (Say on Pay or “SOP”) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the SOP ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the SOP proposal rather than voting against or withhold from the compensation committee. However, if there is no SOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior SOP proposal, then Social Advisory Services will recommend a vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating SOP proposals, Social Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

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Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

▪	Vote against management Say on Pay proposals if:
▪	There is a misalignment between CEO pay and company performance (pay-for-performance);
▪	The company maintains problematic pay practices;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.
▪	Vote against or withhold from the members of the compensation committee and potentially the full board if:
▪

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
▪	The situation is egregious.
▪	Vote against an equity plan on the ballot if:
▪	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
▪	Magnitude of pay misalignment;
▪	Contribution of non-performance-based equity grants to overall pay; and
▪	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (SOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Social Advisory Services will recommend a vote for annual advisory votes on compensation. The SOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Social Advisory Services supports an annual SOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having SOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Social Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Social Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

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Social Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

▪	Single- or modified-single-trigger cash severance;
▪	Single-trigger acceleration of unvested equity awards;
▪	Excessive cash severance (>3x base salary and bonus);
▪	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
▪	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
▪

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

▪	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Social Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

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Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

▪

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

▪	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
▪	SVT based only on new shares requested plus shares remaining for future grants.
▪	Plan Features:
▪	Automatic single-triggered award vesting upon a change in control (CIC);
▪	Discretionary vesting authority;
▪	Liberal share recycling on various award types;
▪	Lack of minimum vesting period for grants made under the plan;
▪	Dividends payable prior to award vesting.
▪	Grant Practices:
▪	The company’s three-year burn rate relative to its industry/market cap peers;
▪	Vesting requirements in most recent CEO equity grants (3-year look-back);
▪	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
▪	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
▪	Whether the company maintains a claw-back policy;
▪	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

▪	Awards may vest in connection with a liberal change-of-control definition;
▪

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

▪	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect;
▪	The plan contains an evergreen (automatic share replenishment) feature; or
▪	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

FURTHER INFORMATION ON CERTAIN EPSC FACTORS:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed,

20 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

▪	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
▪	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
▪	The cancellation of underwater options in exchange for stock awards; or
▪	Cash buyouts of underwater options.

While the above cover most types of repricing, Social Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the compensation committee who approved repricing (as defined above or otherwise determined by Social Advisory Services), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Social Advisory Services may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

▪	Severity of the pay-for-performance misalignment;
▪	Whether problematic equity grant practices are driving the misalignment; and/or
▪	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Three-Year Value Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group

21 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Social Advisory Services Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Addresses administrative features only; or
▪

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per Social Advisory Services’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per Social Advisory Services’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

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Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

▪

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

▪

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

▪

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Social Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

▪	Purchase price is at least 85 percent of fair market value;
▪	Offering period is 27 months or less; and
▪	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

▪	Purchase price is less than 85 percent of fair market value; or
▪	Offering period is greater than 27 months; or
▪	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

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Social Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

▪	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
▪	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
▪	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
▪	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25  percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Social Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

▪	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
▪	Rationale for the re-pricing – was the stock price decline beyond management’s control?
▪	Is this a value-for-value exchange?
▪	Are surrendered stock options added back to the plan reserve?
▪	Option vesting – does the new option vest immediately or is there a black-out period?
▪	Term of the option – the term should remain the same as that of the replaced option;
▪	Exercise price – should be set at fair market or a premium to market;
▪	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

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In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Social Advisory Services Recommendation:

▪	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
▪	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
▪

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Social Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Social Advisory Services Recommendation:

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

▪	Executive officers and non-employee directors are excluded from participating;
▪

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

▪	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

▪	Eligibility;
▪	Vesting;
▪	Bid-price;

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▪	Term of options;
▪	Cost of the program and impact of the TSOs on company’s total option expense; and
▪	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Social Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Social Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

▪	The triggering mechanism should be beyond the control of management;
▪	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
▪

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little

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appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Social Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

Shareholder Ratification of Director Pay Programs

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

▪	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
▪	An assessment of the following qualitative factors:
▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Social Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

▪

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

▪	The company’s three year burn rate relative to its industry/market cap peers; and
▪	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;

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▪	Director stock ownership guidelines and holding requirement;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites;
▪	The quality of disclosure surrounding director compensation.

Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

Social Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

Director Retirement Plans

Social Advisory Services Recommendation:

▪	Vote against retirement plans for non-employee directors.
▪	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Social Advisory Services Recommendation:

▪	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
▪	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

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Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Social Advisory Services Recommendation: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Social Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking to limit repricing.
▪	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Social Advisory Services Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn an IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

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Social Advisory Services Recommendation:

▪	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
▪	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards

Social Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Social Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

▪

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

▪

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Social Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

▪	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
▪	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
▪

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

▪	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
▪

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

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Consider the following factors in evaluating this proposal:

▪	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
▪

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

▪	Can shareholders assess the correlation between pay and performance based on the current disclosure?
▪	What type of industry and stage of business cycle does the company belong to?

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Social Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

▪

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

▪	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Tax Gross-up Proposals

Social Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Social Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits

Social Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Recoup Bonuses

Social Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

▪	If the company has adopted a formal recoupment bonus policy;
▪	If the company has chronic restatement history or material financial problems;
▪	If the company’s policy substantially addresses the concerns raised by the proponent.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking

Social Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

▪	The company’s past practices regarding equity and cash compensation;
▪	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
▪	Whether the company has a rigorous claw-back policy in place.

Hold Equity Past Retirement or for a Significant Period of Time

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

▪	The percentage/ratio of net shares required to be retained;
▪	The time period required to retain the shares;
▪	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
▪	Whether the company has any other policies aimed at mitigating risk taking by executives;
▪	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
▪	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

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Pre-Arranged Trading Plans (10b5-1 Plans)

Social Advisory Services Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

▪	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
▪	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
▪	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
▪	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
▪	An executive may not trade in company stock outside the 10b5-1 Plan;
▪	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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7. Mergers and Corporate Restructurings

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Social Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

▪

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

▪	Market reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
▪

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

▪	Negotiations and process: Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
▪	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
▪	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
▪	Stakeholder impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

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Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Social Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪	Estimated value and financial prospects of the reorganized company;
▪	Percentage ownership of current shareholders in the reorganized company;
▪	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
▪	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
▪	Existence of a superior alternative to the plan of reorganization;
▪	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Social Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

▪

Valuation: Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

▪

Market reaction: How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

▪

Deal timing: A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

▪	Negotiations and process: What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
▪

Conflicts of interest: How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

▪	Voting agreements: Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
▪	Governance: What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
▪	Stakeholder Impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

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Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

Social Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

▪	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
▪

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

▪

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

▪	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

Social Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

Asset Purchases

Social Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

Asset Sales

Social Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

Social Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures

Social Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

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Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Social Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (Leveraged buyouts and Minority Squeeze-outs)

Social Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

▪	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
▪	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
▪	Are all shareholders able to participate in the transaction?
▪	Will there be a liquid market for remaining shareholders following the transaction?
▪	Does the company have strong corporate governance?
▪	Will insiders reap the gains of control following the proposed transaction?
▪	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Private Placements/Warrants/Convertible Debentures

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:

▪	Dilution to existing shareholders’ position.
▪	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
▪	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
▪	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
▪

When evaluating the magnitude of a private placement discount or premium, Social Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

▪

Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

▪

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

▪

Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

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▪	Minority versus majority ownership and corresponding minority discount or majority control premium
▪	Conflicts of interest
▪	Conflicts of interest should be viewed from the perspective of the company and the investor.
▪	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
▪	Market reaction
▪	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Social Advisory Services Recommendation:

▪

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

▪

Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

Value Maximization Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

▪	Prolonged poor performance with no turnaround in sight;
▪	Signs of entrenched board and management;
▪	Strategic plan in place for improving value;
▪	Likelihood of receiving reasonable value in a sale or dissolution;
▪	Whether company is actively exploring its strategic options, including retaining a financial advisor.

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8. Social and Environmental Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

▪	The number and variety of shareholder resolutions on social and environmental issues has increased;
▪	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
▪	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;
▪	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services Recommendation: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Social Advisory Services will analyze the following factors:

▪	Whether the proposal itself is well framed and reasonable;
▪	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
▪	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
▪	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
▪	Whether the subject of the proposal is best left to the discretion of the board;
▪	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
▪	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
▪	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
▪

If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

▪	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

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Diversity and Equality

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

▪	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;
▪	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
▪

The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

▪	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs;
▪	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;
▪	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards;
▪	A commitment to diversity in the workforce can lead to superior financial returns.

Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of women, racial minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals that ask the company to take steps to nominate more women and racial minorities to the board.
▪	Vote for shareholder proposals asking for reports on board diversity.
▪	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Racial Equity and/or Civil Rights Audits

Social Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the

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future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
▪

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

▪	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
▪	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
▪	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law does not ban workplace discrimination against gay and lesbian employees, and only some states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights,

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such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
▪	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
▪	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Gender, Race, or Ethnicity Pay Gap

Over the past several years, shareholders have filed resolutions requesting that companies report whether a gender, race, or ethnicity pay gap exists, and if so, what measures are being taken to eliminate the gap. While primarily filed at technology firms, in 2017, the resolutions were also filed at firms in the financial services, insurance, healthcare, and telecommunication sectors. Proponents are expected to continue this campaign by engaging companies and filing shareholder proposals on this issue.

Social Advisory Services Recommendation: Vote for requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethinicity pay gap.

Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Recent deadly accidents at factories, notably in Bangladesh and in Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

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Social Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Codes of Conduct and Vendor Standards

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 187 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 187 member-nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
▪	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
▪

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

▪

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

▪

Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

▪	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
▪

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

▪

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they

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operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Social Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment/Indigenous Peoples’ Rights

In recent years, a number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS) American Declaration on rights of Indigenous Peoples. Some companies such as Starbucks have reached agreements with local governments to ensure better business practices for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Social Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Social Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS pandemic. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder

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proposals asked companies to develop policies to provide affordable HIV/AIDS, malaria, and tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration

Social Advisory Services Recommendation: Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment

Social Advisory Services Recommendation: Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

Operations in High Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against a number of countries, including Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Social Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

▪	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
▪	Current disclosure of applicable risk assessment(s) and risk management procedures;
▪	Compliance with U.S. sanctions and laws;
▪	Consideration of other international policies, standards, and laws;
▪	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

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Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
▪	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
▪	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence links to prison labor. The U.S. Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies that fail to adopt similar principles in other countries recognized for committing gross human rights violations.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
▪	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Social Advisory Services Recommendation:

▪	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
▪	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at Yahoo!, Google, Microsoft, and Cisco, among others, asked companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

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While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. A 2013 study by the Ponemon Institute found that the median annualized cost of cyber-attacks for the 60 organizations studied was $11.6 million. The study also found that the number of successful cyber-attacks among the 60 companies increased by 18 percent between 2012 and 2013, from 102 successful attacks on average per week to 122.

More recently, data security has been the focus of media outlets and a public concern. During the 2013 holiday shopping season, Target, Neiman Marcus, and other retailers were the targets of hackers looking to steal credit card numbers. It is estimated that as many as 40 million customer credit and debit card accounts were stolen at Target alone. These incidents preceded what many people consider the largest data security breach in the United States. In June 2013, major media outlets began releasing information about leaked classified documents disclosed by Edward Snowden, an NSA contractor. The documents revealed a government-run Internet and telephone surveillance program aimed at collecting metadata. As part of this operation, the government is said to have obtained from major U.S. telecommunications companies the call records of their customers.

Social Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

▪	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
▪	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
▪	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
▪	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
▪	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Social Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Social Advisory Services recommends against the proposal.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

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Climate Change

Say on Climate (SoC) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan22, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

▪	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
▪	Whether the company has sought and received third-party approval that its targets are science-based;
▪	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪	Whether the company’s climate data has received third-party assurance;
▪	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪	Whether there are specific industry decarbonization challenges; and
▪	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

▪	The completeness and rigor of the company’s climate-related disclosure;
▪	The company’s actual GHG emissions performance;
▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Social Advisory Services Recommendation:

▪

Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

▪	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
▪

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

▪	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
▪	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on

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Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later to be renamed the CERES Principles, and now branded as the Ceres Roadmap 2030, corporate signatories to the Ceres Roadmap 2030 pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
▪	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
▪	Vote for shareholder proposals seeking the preparation of sustainability reports.
▪	Vote for shareholder proposals to study or implement the CERES Roadmap 2030.
▪	Vote for shareholder proposals to study or implement the Equator Principles.

Operations in Environmentally Sensitive Areas

Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

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One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Social Advisory Services Recommendation:

▪	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
▪	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
▪	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Social Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

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Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
▪	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Social Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
▪	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
▪	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

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Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.
▪	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
▪	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Kyoto Protocol Compliance

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

Health and Safety

Toxic Materials

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
▪	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
▪	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

Social Advisory Services Recommendation:

▪	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
▪	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.

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▪	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Report on Handgun Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.
▪	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
▪	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
▪	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
▪	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and as well as firms affiliated with the tobacco industry.

While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of shareholder proposals focused on tobacco include: warnings on the risks of tobacco smoke and smoking-related diseases, attempting to link executive compensation with reductions in teen smoking rates, the placement of company tobacco products in retail outlets, a review of advertising campaigns and their impact on children and minority groups, prohibiting non-tobacco companies from entering into contracts with tobacco companies, and requesting restaurant operators maintain smoke-free restaurants.

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In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation empowers the imposition of a ban on tobacco advertising within 1,000 feet of schools and playgrounds, require FDA-approved graphic warning labels that occupy 50 percent of the space on each package of cigarettes.

In September 2009, the FDA issued a ban on the sale of flavored cigarettes, exercising its regulatory power in a major way over tobacco for the first time under the new law. The ban affected tobacco products with chocolate, vanilla, clove, and other similar flavors.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
▪	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
▪	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.
▪	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
▪	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
▪	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
▪	Vote for proposals calling for tobacco companies to cease the production of tobacco products.
▪	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.
▪	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to prepare a report on drug pricing.
▪	Vote for shareholder proposals to adopt a formal policy on drug pricing.
▪	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.

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▪	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
▪	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals to report on foreign military sales or offset agreements.
▪	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues

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related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Social Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Social Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Social Advisory Services will generally vote in favor of such resolutions.

Social Advisory Services Recommendation:

▪	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
▪	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.
▪	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
▪	Vote for shareholder proposals to eliminate cruel product testing methods.
▪	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.
▪	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.
▪	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation.

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Social Advisory Services Recommendation:

▪	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.
▪	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Social Advisory Services Recommendation:

▪	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.
▪	Vote for proposals calling for a company to maintain a policy of political non-partisanship.
▪	Vote against proposals asking a company to refrain from making any political contributions.

Political Expenditures and Lobbying Congruency

Social Advisory Services Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Social Advisory Services will consider whether:

▪

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

▪

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

▪	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;
▪	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Social Advisory

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Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Social Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Social Advisory Services Recommendation:

▪	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
▪	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
▪	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Social Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, Social Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing policies, Social Advisory Services may recommend a vote against the proposal’s adoption. Social Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Social Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

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Social Advisory Services Recommendation:

▪	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
▪	Vote against shareholder proposals asking banks to forgive loans outright.
▪	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
▪	Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

Social Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs; to separate abortifacient drug operations from other operations; or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, Social Advisory Services’ position is that issues related to abortion should be a personal decision, not a corporate one. Therefore Social Advisory Services recommends abstaining on anti-abortion and right-to-life proposals.

Social Advisory Services Recommendation: Abstain on shareholder proposals that address right to life issues.

Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

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Social Advisory Services Recommendation:

▪	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
▪	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Social Advisory Services Recommendation:

▪

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

▪	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

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9. Mutual Fund Proxies

Election of Trustees and Directors

Social Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Social Advisory Services Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Social Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

▪	Proposed and current fee schedules;
▪	Fund category/investment objective;
▪	Performance benchmarks;
▪	Share price performance as compared with peers;
▪	Resulting fees relative to peers;
▪	Assignments (where the advisor undergoes a change of control).

Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

▪	The fund’s target investments;
▪	The reasons given by the fund for the change; and
▪	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Social Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

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Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Social Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

▪	Fees charged to comparably sized funds with similar objectives;
▪	The proposed distributor’s reputation and past performance;
▪	The competitiveness of the fund in the industry; and
▪	The terms of the agreement.

Approving New Classes or Series of Shares

Social Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

Convert Closed-end Fund to Open-end Fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Social Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

▪	Past performance as a closed-end fund;
▪	Market in which the fund invests;
▪	Measures taken by the board to address the discount; and
▪	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Social Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

▪	Past performance relative to its peers;
▪	Market in which fund invests;
▪	Measures taken by the board to address the issues;
▪	Past shareholder activism, board activity, and votes on related proposals;
▪	Strategy of the incumbents versus the dissidents;
▪	Independence of directors;
▪	Experience and skills of director candidates;
▪	Governance profile of the company;
▪	Evidence of management entrenchment.

Preferred Stock Proposals

Social Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

▪	Stated specific financing purpose;

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▪	Possible dilution for common shares;
▪	Whether the shares can be used for antitakeover purposes.

Mergers

Social Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

▪	Resulting fee structure;
▪	Performance of both funds;
▪	Continuity of management personnel; and
▪	Changes in corporate governance and their impact on shareholder rights.

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Social Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

▪

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

▪

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

▪	The company has demonstrated responsible past use of share issuances by either:
▪	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
▪	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Change in Fund’s Subclassification

Social Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

Changing the Domicile of a Fund

Social Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

Disposition of Assets/Termination/Liquidation

Social Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Social Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Name Change Proposals

Social Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

1940 Act Policies

Social Advisory Services Recommendation:

▪

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

▪	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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UNITED STATES SUSTAINABILITY PROXY VOTING GUIDELINES 2023 Policy Recommendations Published January 17, 2023 W W W . I S S G O V E R N A N C E . C O M

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Mergers	E-487

Shareholder Proposals for Mutual Funds	E-487

Establish Director Ownership Requirement	E-487

Reimburse Shareholder for Expenses Incurred	E-488

Terminate the Investment Advisor	E-488

8. Foreign Private Issuers Listed on U.S. Exchanges	E-489

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Introduction

ISS recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment making decisions in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest and ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

ISS’ Sustainability Proxy Voting Guidelines

ISS has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. We note there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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1.  Routine/Miscellaneous

Adjourn Meeting

Sustainability Policy Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

▪	Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.
▪	Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Sustainability Policy Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

▪	The new quorum threshold requested;
▪	The rationale presented for the reduction;
▪	The market capitalization of the company (size, inclusion in indices);
▪	The company’s ownership structure;
▪	Previous voter turnout or attempts to achieve quorum;
▪	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
▪	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

Sustainability Policy Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Sustainability Policy Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Sustainability Policy Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

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Other Business

Sustainability Policy Recommendation: Vote against proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Sustainability Policy Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

▪	The terms of the auditor agreement--the degree to which these agreements impact shareholders’ rights;
▪	The motivation and rationale for establishing the agreements;
▪	The quality of the company’s disclosure; and
▪	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Sustainability Policy Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

▪	An auditor has a financial interest in or association with the company, and is therefore not independent;
▪	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
▪	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
▪	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

▪	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

▪	The tenure of the audit firm;
▪	The length of rotation specified in the proposal;
▪	Any significant audit-related issues at the company;
▪	The number of audit committee meetings held each year;
▪	The number of financial experts serving on the committee; and
▪	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

▪

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

▪

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

▪

Composition: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

▪

Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Policy Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structures

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

▪	A classified board structure;

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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▪	A supermajority vote requirement;
▪	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
▪	The inability of shareholders to call special meetings;
▪	The inability of shareholders to act by written consent;
▪	A multi-class capital structure; and/or
▪	A non–shareholder-approved poison pill.

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

▪	The company has a poison pill with a deadhand or slowhand feature[2];
▪	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[3].

Vote case-by-case on nominees if the board adopts an initial short-term pill3 (with a term of one year or less) without shareholder approval, taking into consideration:

▪	The disclosed rationale for the adoption;
▪	The trigger;
▪	The company’s market capitalization (including absolute level and sudden changes);
▪	A commitment to put any renewal to a shareholder vote; and
▪	Other factors as relevant.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees2, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪	The company’s ownership structure;
▪	The company’s existing governance provisions;
▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees.

2 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

3 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

▪	Classified the board;
▪	Adopted supermajority vote requirements to amend the bylaws or charter;
▪	Eliminated shareholders’ ability to amend bylaws;
▪	Adopted a fee-shifting provision; or
▪	Adopted another provision deemed egregious.

Problematic Governance Structure: For companies that hold or held their first annual meeting7 of public shareholders after Feb. 1, 2015,4 generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights

▪	Supermajority vote requirements to amend the bylaws or charter;
▪	A classified board structure; or
▪	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5.

Exceptions to this policy will generally be limited to:

▪	Newly-public companies[6] with a sunset provision of no more than seven years from the date of going public;
▪	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪	Situations where the unequal voting rights are considered de minimis; or
▪	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;

4 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

5 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

6 Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from members of the governance committee if:

▪

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirement in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally, continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally, vote against or withhold from the members of the audit committee if:

▪	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
▪	The company receives an adverse opinion on the company’s financial statements from its auditor; or
▪

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

▪

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the compensation committee and potentially the full board if:

▪	There is a significant misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains significant problematic pay practices;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders;
▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪	Any other relevant factors.

Environmental, Social and Governance (ESG) Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

▪	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
▪	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks;
▪	Failure to replace management as appropriate; or
▪

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain8, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Sustainability Advisory Services determines that the company is not taking the minimum steps need to be aligned with a Net Zero by 2050 trajectory.

For 2023, the minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with the policy):

▪	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪	Board governance measures;
▪	Corporate strategy;
▪	Risk management analyses; and
▪	Metrics and targets.
▪	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
▪	The company has set a medium-term target for reducing its GHG emissions.

7 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

8 For 2023, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

▪	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪	Rationale provided in the proxy statement for the level of implementation;
▪	The subject matter of the proposal;
▪	The level of support for and opposition to the resolution in past meetings;
▪	Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪	Other factors as appropriate.
▪	The board failed to act on takeover offers where the majority of shares are tendered;
▪

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on compensation committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

▪	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪	Medical issues/illness;
▪	Family emergencies; and

9 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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▪	Missing only one meeting (when the total of all meetings is three or fewer).
▪

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally, vote against or withhold from individual directors who:

▪	Sit on more than five public company boards; or
▪	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[10].

Gender Diversity

Sustainability Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity11.

Racial and/or Ethnic Diversity

Sustainability Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members12.

Independence

Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per Sustainability Advisory Services’ Classification of Directors) when:

▪	Independent directors comprise 50 percent or less of the board;
▪	The non-independent director serves on the audit, compensation, or nominating committee;
▪	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
▪	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

10 Although all of a CEO’s subsidiary boards will be counted as separate boards, Sustainability Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

11 Underrepresented gender identity includes directors who identify as women or as non-binary.

12 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Sustainability Policy Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Partnership

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3],[4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years[4].
2.8.	Officer [1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member[6]) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; either directly or is (or whose family member is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member[6]) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediately family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member[6]) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director
3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

[1]The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2] “Affiliate” includes a subsidiary, sibling company, or parent company. Sustainability Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

[3] Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4] When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Sustainability Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5] Sustainability Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Sustainability Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

[6] “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7] Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8] A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Sustainability Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9] Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[10] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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[11] The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Sustainability Advisory Services may deem him or her an independent outsider.

[12] For purposes of Sustainability Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Sustainability Policy Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

▪	The rationale provided for adoption of the term/tenure limit;
▪	The robustness of the company’s board evaluation process;
▪	Whether the limit is of sufficient length to allow for a broad range of director tenures;
▪	Whether the limit would disadvantage independent directors compared to non-independent directors; and
▪	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

▪	The scope of the shareholder proposal; and
▪	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

Sustainability Policy Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

Sustainability Policy Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Sustainability Policy Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO Succession Planning

Sustainability Policy Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

▪	The reasonableness/scope of the request; and
▪	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Sustainability Policy Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

▪	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
▪

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

Sustainability Policy Recommendation: Vote case-by-case on proposals on director and officer indemnification liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

▪	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
▪	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
▪

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

▪	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
▪	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Sustainability Policy Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

▪	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
▪	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
▪	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
▪	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Sustainability Policy Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

▪	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
▪	Level of disclosure regarding the issue for which board oversight is sought;
▪	Company performance related to the issue for which board oversight is sought;
▪	Board committee structure compared to that of other companies in its industry sector; and
▪	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Sustainability Policy Recommendation: Vote against proposals that provide that directors may be removed only for cause.

▪	Vote for proposals to restore shareholders’ ability to remove directors with or without cause.
▪	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
▪	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

One of the principal functions of the board is to monitor and evaluate the performance of the CEO and other executive officers. The board chair’s duty to oversee management may be compromised when he/she is connected to or a part of the management team. Generally, Sustainability Advisory Services recommends supporting shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Sustainability Policy Recommendation: Generally, support shareholder proposals that would require the board chair to be independent of management.

Majority of Independent Directors/Establishment of Independent Committees

Sustainability Policy Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the Sustainability policy’s definition of independent outsider. (See Sustainability Policy Classification of Directors – U.S.)

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Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

Sustainability Policy Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Sustainability Policy Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

▪	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
▪	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
▪	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
▪	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

Sustainability Policy Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Sustainability Policy Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

▪	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
▪	Effectively disclosed information with respect to this structure to its shareholders;
▪	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

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▪

The company has an independent chair or a lead director, according to ISS’ Sustainability policy definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access -Voting for Director Nominees in Contested Elections

Sustainability Policy Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

▪	Long-term financial performance of the company relative to its industry;
▪	Management’s track record;
▪	Background to the contested election;
▪	Nominee qualifications and any compensatory arrangements;
▪	Strategic plan of dissident slate and quality of the critique against management;
▪	Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote-No Campaigns

Sustainability Policy Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Sustainability Policy Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window). The submittal window is the period under which shareholders must file their proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Sustainability Policy Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Sustainability Policy Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Sustainability Policy Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Sustainability Policy Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Sustainability Policy Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Sustainability Policy Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Sustainability Policy Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

Sustainability Policy Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

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Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

Sustainability Policy Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

▪	The company’s stated rationale for adopting such a provision;
▪	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
▪	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
▪

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Sustainability Policy Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments and Problematic Capital Structures policy.

Net Operating Loss (NOL) Protective Amendments

Sustainability Policy Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

▪

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

▪	The value of the NOLs;

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▪	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
▪

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Sustainability Policy Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

▪	Shareholders have approved the adoption of the plan; or
▪

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Sustainability Policy Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

▪	No lower than a 20% trigger, flip-in or flip-over;
▪	A term of no more than three years;
▪	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
▪

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Sustainability Policy Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

▪	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

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▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
▪

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Sustainability Policy Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

▪	The scope and structure of the proposal;
▪

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

▪	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
▪	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
▪	Any recent controversies or concerns related to the company’s proxy voting mechanics;
▪	Any unintended consequences resulting from implementation of the proposal; and
▪	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Sustainability Policy Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

Sustainability Policy Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

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When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

▪	The election of fewer than 50% of the directors to be elected is contested in the election;
▪	One or more of the dissident’s candidates is elected;
▪	Shareholders are not permitted to cumulate their votes for directors; and
▪	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Sustainability Policy Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

▪	Reasons for reincorporation;
▪	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
▪	Comparison of corporation laws of original state and destination state.
▪	Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Sustainability Policy Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

▪	Shareholders’ current right to act by written consent;
▪	The consent threshold;
▪	The inclusion of exclusionary or prohibitive language;
▪	Investor ownership structure; and
▪	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

▪	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
▪	A majority vote standard in uncontested director elections;
▪	No non-shareholder-approved pill; and
▪	An annually elected board.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Shareholder Ability to Call Special Meetings

Sustainability Policy Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

▪	Shareholders’ current right to call special meetings;
▪	Minimum ownership threshold necessary to call special meetings (10% preferred);
▪	The inclusion of exclusionary or prohibitive language;
▪	Investor ownership structure; and
▪	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

Sustainability Policy Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Sustainability Policy Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Sustainability Policy Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

▪	Ownership structure;
▪	Quorum requirements; and
▪	Vote requirements.

Virtual Shareholder Meetings

Sustainability Policy Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and
▪	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

Sustainability Policy Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

Sustainability Policy Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

Sustainability Policy Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Dual Class Structure

Sustainability Policy Recommendation: Generally vote against proposals to create a new class of common stock unless:

▪	The company discloses a compelling rationale for the dual-class capital structure, such as:
▪	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
▪	The new class of shares will be transitory;
▪	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
▪	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Sustainability Policy Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

▪	The size of the company;
▪	The shareholder base; and
▪	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

Sustainability Policy Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
▪	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
▪

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

▪

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

▪	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Sustainability Policy Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans

Sustainability Policy Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

▪	More simplified capital structure;
▪	Enhanced liquidity;
▪	Fairness of conversion terms;
▪	Impact on voting power and dividends;
▪	Reasons for the reclassification;
▪	Conflicts of interest; and
▪	Other alternatives considered.

Reverse Stock Splits

Sustainability Policy Recommendation: Vote for management proposals to implement a reverse stock split if:

▪	The number of authorized shares will be proportionately reduced; or
▪	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Sustainability Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

▪	Stock exchange notification to the company of a potential delisting;
▪	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
▪	The company’s rationale; or
▪	Other factors as applicable.

Share Repurchase Programs

Sustainability Policy Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

▪	Greenmail,
▪	The use of buybacks to inappropriately manipulate incentive compensation metrics,
▪	Threats to the company’s long-term viability, or
▪	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Stock Distributions: Splits and Dividends

Sustainability Policy Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to

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or is less than the allowable increase calculated in accordance with Sustainability Advisory Services’ Common Stock Authorization policy.

Tracking Stock

Sustainability Policy Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

▪	Adverse governance changes;
▪	Excessive increases in authorized capital stock;
▪	Unfair method of distribution;
▪	Diminution of voting rights;
▪	Adverse conversion features;
▪	Negative impact on stock option plans; and
▪	Alternatives such as spin-off.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Sustainability Policy Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Restructuring

Appraisal Rights

Sustainability Policy Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Sustainability Policy Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

▪	Purchase price;
▪	Fairness opinion;
▪	Financial and strategic benefits;
▪	How the deal was negotiated;
▪	Conflicts of interest;
▪	Other alternatives for the business;
▪	Non-completion risk.

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Asset Sales

Sustainability Policy Recommendation: Vote case-by-case on asset sales, considering the following factors:

▪	Impact on the balance sheet/working capital;
▪	Potential elimination of diseconomies;
▪	Anticipated financial and operating benefits;
▪	Anticipated use of funds;
▪	Value received for the asset;
▪	Fairness opinion;
▪	How the deal was negotiated;
▪	Conflicts of interest.

Bundled Proposals

Sustainability Policy Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Sustainability Policy Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Sustainability Policy Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

▪	Dilution to existing shareholders’ positions;
▪	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
▪	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
▪	Management’s efforts to pursue other alternatives;
▪	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
▪	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Formation of Holding Company

Sustainability Policy Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

▪	The reasons for the change;
▪	Any financial or tax benefits;
▪	Regulatory benefits;
▪	Increases in capital structure; and
▪	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

▪	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
▪	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Sustainability Policy Recommendation: Vote case-by-case on going private transactions, taking into account the following:

▪	Offer price/premium;
▪	Fairness opinion;
▪	How the deal was negotiated;
▪	Conflicts of interest;
▪	Other alternatives/offers considered; and
▪	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

▪	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
▪	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
▪	Are all shareholders able to participate in the transaction?
▪	Will there be a liquid market for remaining shareholders following the transaction?
▪	Does the company have strong corporate governance?
▪	Will insiders reap the gains of control following the proposed transaction?
▪	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Sustainability Policy Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

▪	Percentage of assets/business contributed;
▪	Percentage ownership;
▪	Financial and strategic benefits;

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▪	Governance structure;
▪	Conflicts of interest;
▪	Other alternatives; and
▪	Non-completion risk.

Liquidations

Sustainability Policy Recommendation: Vote case-by-case on liquidations, taking into account the following:

▪	Management’s efforts to pursue other alternatives;
▪	Appraisal value of assets; and
▪	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Sustainability Policy Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

▪

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

▪	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
▪

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

▪

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

▪

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

▪

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Sustainability Policy Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

▪

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from

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a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

▪	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
▪

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

▪

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

▪	Financial issues:
▪	The company’s financial condition;
▪	Degree of need for capital;
▪	Use of proceeds;
▪	Effect of the financing on the company’s cost of capital;
▪	Current and proposed cash burn rate;
▪	Going concern viability and the state of the capital and credit markets.

▪

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

▪	Control issues:
▪	Change in management;
▪	Change in control;
▪	Guaranteed board and committee seats;
▪	Standstill provisions;
▪	Voting agreements;
▪	Veto power over certain corporate actions; and
▪	Minority versus majority ownership and corresponding minority discount or majority control premium

▪	Conflicts of interest:
▪	Conflicts of interest should be viewed from the perspective of the company and the investor.
▪	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

▪	Market reaction:
▪	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Sustainability Policy Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪	Estimated value and financial prospects of the reorganized company;

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▪	Percentage ownership of current shareholders in the reorganized company;
▪	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
▪	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
▪	Existence of a superior alternative to the plan of reorganization; and
▪	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Sustainability Policy Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

▪

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

▪

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

▪

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

▪	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
▪

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

▪	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
▪	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Sustainability Policy Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

▪	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
▪

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

▪

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is

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to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.
▪	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

Sustainability Policy Recommendation: Vote case-by-case on spin-offs, considering:

▪	Tax and regulatory advantages;
▪	Planned use of the sale proceeds;
▪	Valuation of spinoff;
▪	Fairness opinion;
▪	Benefits to the parent company;
▪	Conflicts of interest;
▪	Managerial incentives;
▪	Corporate governance changes;
▪	Changes in the capital structure.

Value Maximization Shareholder Proposals

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

▪	Hiring a financial advisor to explore strategic alternatives;
▪	Selling the company; or
▪	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

▪	Prolonged poor performance with no turnaround in sight;
▪	Signs of entrenched board and management (such as the adoption of takeover defenses);
▪	Strategic plan in place for improving value;
▪	Likelihood of receiving reasonable value in a sale or dissolution; and
▪	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Sustainability Policy Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains significant problematic pay practices;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the compensation committee and potentially the full board if:

▪

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
▪	The situation is egregious.

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PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

Sustainability Advisory Services annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

▪	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
▪	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance- to time-based incentive awards;
▪	The overall ratio of performance-based compensation;
▪	The rigor of performance goals;
▪	The complexity and risks around pay program design;
▪	The transparency and clarity of disclosure;
▪	The company’s peer group benchmarking practices;
▪	Financial/operational results, both absolute and relative to peers;
▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
▪	Realizable pay[20] compared to grant pay; and
▪	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

▪	Problematic practices related to non-performance-based compensation elements;

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 Sustainability Advisory Services research reports include realizable pay for S&P1500 companies.

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▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪	Extraordinary perquisites or tax gross-ups;
▪	New or materially amended agreements that provide for:
▪	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
▪	CIC excise tax gross-up entitlements (including “modified” gross-ups);
▪	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
▪	Liberal CIC definition combined with any single-trigger CIC benefits;
▪	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
▪	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
▪	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪	Duration of options backdating;
▪	Size of restatement due to options backdating;
▪	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
▪	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

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◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Sustainability Policy Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Sustainability Policy Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

▪	Single- or modified-single-trigger cash severance;
▪	Single-trigger acceleration of unvested equity awards;
▪	Full acceleration of equity awards granted shortly before the change in control;
▪	Acceleration of performance awards above the target level of performance without compelling rationale;
▪	Excessive cash severance (>3x base salary and bonus);
▪	Excise tax gross-ups triggered and payable;
▪	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
▪

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

▪	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), the say-on-pay proposal will be evaluated in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

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Sustainability Policy Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

▪

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

▪	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
▪	SVT based only on new shares requested plus shares remaining for future grants.

▪	Plan Features:
▪	Quality of disclosure around vesting upon a change in control (CIC);
▪	Discretionary vesting authority;
▪	Liberal share recycling on various award types;
▪	Lack of minimum vesting period for grants made under the plan;
▪	Dividends payable prior to award vesting.

▪	Grant Practices:
▪	The company’s three year burn rate relative to its industry/market cap peers;
▪	Vesting requirements in CEO’S recent equity grants (3-year look-back);
▪	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
▪	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
▪	Whether the company maintains a sufficient claw-back policy;
▪	Whether the company maintains sufficient post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

▪	Awards may vest in connection with a liberal change-of-control definition;
▪

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

▪	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
▪	The plan is excessively dilutive to shareholders’ holdings;
▪	The plan contains an evergreen (automatic share replenishment) feature; or
▪	Any other plan features are determined to have a significant negative impact on shareholder interests.

FURTHER INFORMATION ON CERTAIN EPSC FACTORS

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

▪	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
▪	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
▪	Cancel underwater options in exchange for stock awards; or
▪	Provide cash buyouts of underwater options.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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While the above cover most types of repricing, Sustainability Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Sustainability Advisory Services) without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Sustainability Advisory Services may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

▪	Magnitude of pay misalignment;
▪	Contribution of non–performance-based equity grants to overall pay; and
▪	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Sustainability Policy Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Sustainability Policy Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans—Qualified Plans

Sustainability Policy Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

▪	Purchase price is at least 85 percent of fair market value;
▪	Offering period is 27 months or less; and
▪	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

▪	Purchase price is less than 85 percent of fair market value; or
▪	Offering period is greater than 27 months; or
▪	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Sustainability Policy Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

▪	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
▪	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
▪	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
▪	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution or effective discount exceeds the above, Sustainability Advisory Services may evaluate the SVT cost as part of the assessment.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Sustainability Policy Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Addresses administrative features only; or
▪

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders, per Sustainability Advisory Services’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪

Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders, per Sustainability Advisory Services’ Classification of Directors.

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Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

▪

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

▪

If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

▪

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

Option Exchange Programs/Repricing Options

Sustainability Policy Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

▪	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
▪	Rationale for the re-pricing--was the stock price decline beyond management’s control?
▪	Is this a value-for-value exchange?
▪	Are surrendered stock options added back to the plan reserve?
▪	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;
▪	Option vesting--does the new option vest immediately or is there a black-out period?
▪	Term of the option--the term should remain the same as that of the replaced option;
▪	Exercise price--should be set at fair market or a premium to market;
▪	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Sustainability Policy Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

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Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Sustainability Policy Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

▪	Executive officers and non-employee directors are excluded from participating;
▪

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

▪	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

▪	Eligibility;
▪	Vesting;
▪	Bid-price;
▪	Term of options;
▪	Cost of the program and impact of the TSOs on company’s total option expense
▪	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

Sustainability Policy Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

▪	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
▪	An assessment of the following qualitative factors:
▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;

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▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

Sustainability Policy Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

▪

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

▪	The company’s three-year burn rate relative to its industry/market cap peers; and
▪	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

Sustainability Policy Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Sustainability Policy Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Sustainability Policy Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

▪	The company’s past practices regarding equity and cash compensation;

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▪	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
▪	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Sustainability Policy Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Sustainability Policy Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Sustainability Policy Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

▪	The percentage/ratio of net shares required to be retained;
▪	The time period required to retain the shares;
▪	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

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▪	Whether the company has any other policies aimed at mitigating risk taking by executives;
▪	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

Pay Disparity

Sustainability Policy Recommendation: Generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees.

Pay for Performance/Performance-Based Awards

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

▪

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

▪

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

▪	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
▪	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
▪

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

▪	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
▪

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

▪	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

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▪

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

▪	Can shareholders assess the correlation between pay and performance based on the current disclosure?
▪	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Sustainability Policy Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

▪	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
▪	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
▪	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
▪	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
▪	An executive may not trade in company stock outside the 10b5-1 Plan;
▪	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

Sustainability Policy Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

Sustainability Policy Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, the following factors will be taken into consideration:

▪	If the company has adopted a formal recoupment policy;
▪	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
▪	Whether the company has chronic restatement history or material financial problems;
▪	Whether the company’s policy substantially addresses the concerns raised by the proponent;
▪	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
▪	Any other relevant factors.

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Severance Agreements for Executives/Golden Parachutes

Sustainability Policy Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

▪	The triggering mechanism should be beyond the control of management;
▪	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
▪

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

Sustainability Policy Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

▪	The frequency and timing of the company’s share buybacks;
▪	The use of per-share metrics in incentive plans;
▪	The effect of recent buybacks on incentive metric results and payouts; and
▪	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

Sustainability Policy Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

Sustainability Policy Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

▪

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

▪	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.  Social and Environmental Issues

Global Approach

Socially responsible shareholder resolutions receive a great deal more attention from institutional shareholders today than in the past. While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. ISS’ Sustainability Policy generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

Sustainability Policy Recommendation: In determining our vote recommendation on standardized ESG reporting shareholder proposals, we also analyze the following factors:

▪	Whether the proposal itself is well framed and reasonable;
▪	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
▪	The percentage of sales, assets and earnings affected;
▪	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
▪	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
▪	What other companies have done in response to the issue addressed in the proposal;
▪	Whether implementation of the proposal would achieve the objectives sought in the proposal; and
▪	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing.

Animal Welfare

Animal Welfare Policies

Sustainability Policy Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

▪	The company has already published a set of animal welfare standards and monitors compliance;
▪	The company’s standards are comparable to industry peers; and
▪	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

Sustainability Policy Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

▪	The company is conducting animal testing programs that are unnecessary or not required by regulation;

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▪	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
▪	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Sustainability Policy Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Sustainability Policy Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

▪	The potential impact of such labeling on the company’s business;
▪	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
▪	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote FOR proposals seeking a report on the social, health, and environmental effects of genetically modified organism (GMOs).

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

Sustainability Policy Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

▪	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
▪	Whether the company has adequately disclosed the financial risks of the products/practices in question;
▪	Whether the company has been subject to violations of related laws or serious controversies; and
▪	Peer companies’ policies/practices in this area.

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Consumer Lending

Sustainability Policy Recommendation: Vote case-by-case on requests for reports on the company’s lending guidelines and procedures taking into account:

▪	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
▪	Whether the company has adequately disclosed the financial risks of the lending products in question;
▪	Whether the company has been subject to violations of lending laws or serious lending controversies; and
▪	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing, Access to Medicines, Product Reimportation and Health Pandemics

Sustainability Policy Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

▪	The potential for reputational, market, and regulatory risk exposure;
▪	Existing disclosure of relevant policies;
▪	Deviation from established industry norms;
▪	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
▪	Whether the proposal focuses on specific products or geographic regions;
▪	The potential burden and scope of the requested report; and
▪	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Health Pandemics

Sustainability Policy Recommendation: Vote case-by-case on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

▪	The scope of the company’s operations in the affected/relevant area(s);
▪	The company’s existing healthcare policies, including benefits and healthcare access; and
▪	Company donations to relevant healthcare providers.

Vote against proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

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Product Safety and Toxic/Hazardous Materials

Sustainability Policy Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain.

Generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Sustainability Policy Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

▪	Recent related fines, controversies, or significant litigation;
▪	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
▪	Whether the company’s advertising restrictions deviate from those of industry peers;
▪	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
▪	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

▪	Whether the company complies with all laws and regulations;
▪	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
▪	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the

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report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat and their goals in reducing these emissions from their operations. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Sustainability Policy Recommendation:

▪

Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

▪	Vote for shareholder proposals calling for the reduction of GHG emissions.
▪

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

▪	Vote for shareholder proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products.

Say on Climate (SoC) Management Proposals

Sustainability Policy Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

▪	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
▪	Whether the company has sought and received third-party approval that its targets are science-based;
▪	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪	Whether the company’s climate data has received third-party assurance;
▪	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪	Whether there are specific industry decarbonization challenges; and
▪	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

▪	The completeness and rigor of the company’s climate-related disclosure;
▪	The company’s actual GHG emissions performance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Energy Efficiency

Sustainability Policy Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies.

Renewable Energy

Sustainability Policy Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources.

Generally vote for proposals requesting that the company invest in renewable energy resources.

Diversity

Board Diversity

Sustainability Policy Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

▪	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
▪	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Generally vote for shareholder proposals that ask the company to take reasonable steps to increase the levels of underrepresented gender identities and racial minorities on the board.

Equality of Opportunity

Sustainability Policy Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data.

Generally vote for proposals seeking information on the diversity efforts of suppliers and service providers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Sustainability Policy Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote for proposals to extend company benefits to domestic partners.

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Gender, Race/Ethnicity Pay Gap

Sustainability Policy Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ethnicity or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

▪	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
▪	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
▪	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audits

Sustainability Policy Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Environment and Sustainability

Facility and Workplace Safety

Sustainability Policy Recommendation: Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

▪	The company’s compliance with applicable regulations and guidelines;
▪	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
▪	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Hydraulic Fracturing

Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations.

Operations in Protected Areas

Sustainability Policy Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

▪	Operations in the specified regions are not permitted by current laws or regulations;
▪	The company does not currently have operations or plans to develop operations in these protected regions; or
▪	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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Recycling

Sustainability Policy Recommendation: Vote FOR proposals to adopt a comprehensive recycling strategy, taking into account:

▪	The nature of the company’s business;
▪	The current level of disclosure of the company’s existing related programs;
▪	The timetable and methods of program implementation prescribed by the proposal;
▪	The company’s ability to address the issues raised in the proposal; and
▪	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Shareholders may request general environmental reports or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Companies have begun to report on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP).

Sustainability Policy Recommendation:

▪	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
▪	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
▪	Vote for shareholder proposals to prepare a sustainability report.

Water Issues

Sustainability Policy Recommendation: Generally vote for on proposals requesting a company to report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

▪	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
▪	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
▪	The potential financial impact or risk to the company associated with water-related concerns or issues; and
▪	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

Equator Principles

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. First launched in June 2003, the Principles were ultimately adopted by over forty

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financial institutions over a three-year implementation period. Since its adoption, the Principles have undergone a number of revisions, expanding the use of performance standards and signatory banks’ banks’ commitments to social responsibility, including human rights, climate change, and transparency. The fourth iteration of the Principles was launched in November 2019, incorporating amendments and new commitment to human rights, climate change, Indigenous Peoples and biodiversity related topics. Financial institutions adopt these principles to ensure that the projects they finance are developed in a socially responsible manner and reflect sound environmental management practices. As of 2019, 101 financial institutions have officially adopted the Equator Principles.

Sustainability Policy Recommendation: Vote for shareholder proposals to study or implement the Equator Principles.

General Corporate Issues

Charitable Contributions

Sustainability Policy Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

Sustainability Policy Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

▪	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
▪	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
▪	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
▪	Applicable market-specific laws or regulations that may be imposed on the company; and
▪	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Sustainability Policy Recommendation: Generally vote for proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending).

Human Rights, Labor Issues, and International Operations

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate human rights standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include monitoring or auditing mechanisms. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it

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difficult to obtain a complete picture of a company’s labor practices in global markets. Many Investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labor Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s labor practices and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

The Sustainability Policy generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Human Rights Proposals

Sustainability Policy Recommendation:

▪	Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies.
▪	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
▪	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
▪	Vote for shareholder proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights.
▪

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

▪

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

▪

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

▪

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

▪	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

Mandatory Arbitration

Sustainability Policy Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

▪	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
▪	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

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MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Sustainability Policy Recommendation: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Community Social and Environmental Impact Assessments

Sustainability Policy Recommendation: Generally vote for requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

▪	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
▪

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

▪	The nature, purpose, and scope of the company’s operations in the specific region(s);
▪	The degree to which company policies and procedures are consistent with industry norms; and
▪	Scope of the resolution.

Operations in High-Risk Markets

Sustainability Policy Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

▪	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
▪	Current disclosure of applicable risk assessment(s) and risk management procedures;
▪	Compliance with U.S. sanctions and laws;
▪	Consideration of other international policies, standards, and laws; and
▪	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

Sustainability Policy Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

▪	Controversies surrounding operations in the relevant market(s);

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▪	The value of the requested report to shareholders;
▪	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
▪	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

Sustainability Policy Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

▪	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
▪	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

Sustainability Policy Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

Sustainability Policy Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

▪	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
▪	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
▪	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

▪	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
▪	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
▪	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

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Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Sustainability Policy Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

▪	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
▪	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Political Expenditures and Lobbying Congruency

Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Sustainability Advisory Services will consider whether:

▪

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

▪

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

▪	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;
▪	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

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7. Mutual Fund Proxies

Election of Directors

Sustainability Policy Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Sustainability Policy Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

Sustainability Policy Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

▪	Past performance as a closed-end fund;
▪	Market in which the fund invests;
▪	Measures taken by the board to address the discount; and
▪	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Sustainability Policy Recommendation: Vote case-by-case on proxy contests, considering the following factors:

▪	Past performance relative to its peers;
▪	Market in which fund invests;
▪	Measures taken by the board to address the issues;
▪	Past shareholder activism, board activity, and votes on related proposals;
▪	Strategy of the incumbents versus the dissidents;
▪	Independence of directors;
▪	Experience and skills of director candidates;
▪	Governance profile of the company;
▪	Evidence of management entrenchment.

Investment Advisory Agreements

Sustainability Policy Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

▪	Proposed and current fee schedules;
▪	Fund category/investment objective;
▪	Performance benchmarks;
▪	Share price performance as compared with peers;

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▪	Resulting fees relative to peers;
▪	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Sustainability Policy Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Sustainability Policy Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

▪	Stated specific financing purpose;
▪	Possible dilution for common shares;
▪	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Sustainability Policy Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

▪	Potential competitiveness;
▪	Regulatory developments;
▪	Current and potential returns; and
▪	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Sustainability Policy Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

▪	The fund’s target investments;
▪	The reasons given by the fund for the change; and
▪	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Sustainability Policy Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Sustainability Policy Recommendation: Vote case-by-case on name change proposals, considering the following factors:

▪	Political/economic changes in the target market;

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▪	Consolidation in the target market; and
▪	Current asset composition.

Change in Fund’s Subclassification

Sustainability Policy Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

▪	Potential competitiveness;
▪	Current and potential returns;
▪	Risk of concentration;
▪	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Sustainability Policy Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

▪

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

▪

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

▪	The company has demonstrated responsible past use of share issuances by either:
▪	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
▪	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Sustainability Policy Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

▪	Strategies employed to salvage the company;
▪	The fund’s past performance;
▪	The terms of the liquidation.

Changes to the Charter Document

Sustainability Policy Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

▪	The degree of change implied by the proposal;
▪	The efficiencies that could result;
▪	The state of incorporation;
▪	Regulatory standards and implications.

Vote against any of the following changes:

▪	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

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▪	Removal of shareholder approval requirement for amendments to the new declaration of trust;
▪

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

▪	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
▪	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
▪	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Sustainability Policy Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

▪	Regulations of both states;
▪	Required fundamental policies of both states;
▪	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Sustainability Policy Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

Sustainability Policy Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

▪	Fees charged to comparably sized funds with similar objectives;
▪	The proposed distributor’s reputation and past performance;
▪	The competitiveness of the fund in the industry;
▪	The terms of the agreement.

Master-Feeder Structure

Sustainability Policy Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

Sustainability Policy Recommendation: Vote case-by-case on merger proposals, considering the following factors:

▪	Resulting fee structure;
▪	Performance of both funds;
▪	Continuity of management personnel;
▪	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Sustainability Policy Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Sustainability Policy Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

▪	Performance of the fund’s Net Asset Value (NAV);
▪	The fund’s history of shareholder relations;
▪	The performance of other funds under the advisor’s management.

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8. Foreign Private Issuers Listed on U.S. Exchanges

Sustainability Policy Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant regional or market approach under the Sustainability proxy voting guidelines.

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Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

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UNITED STATES Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2023 Published December 13, 2022 WWW.ISSGOVERNANCE.COM

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Shareholder Proposals for Mutual Funds	E-566

Establish Director Ownership Requirement	E-566

Reimburse Shareholder for Expenses Incurred	E-567

Terminate the Investment Advisor	E-567

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

▪

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

▪

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

▪

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

▪	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

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1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

▪	Independent directors comprise 50 percent or less of the board;
▪	The non-independent director serves on the audit, compensation, or nominating committee;
▪	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
▪	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪	Medical issues/illness;
▪	Family emergencies; and
▪	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

▪	Sit on more than five public company boards; or
▪	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

▪	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪	Rationale provided in the proxy statement for the level of implementation;
▪	The subject matter of the proposal;
▪	The level of support for and opposition to the resolution in past meetings;
▪	Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪	Other factors as appropriate.
▪	The board failed to act on takeover offers where the majority of shares are tendered;
▪

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

▪	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪	The company’s response, including:
▪

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

▪	The company has a poison pill with a deadhand or slowhand feature[6];
▪	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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▪	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less)

without shareholder approval, taking into consideration:

▪	The disclosed rationale for the adoption;
▪	The trigger;
▪	The company’s market capitalization (including absolute level and sudden changes);
▪	A commitment to put any renewal to a shareholder vote; and
▪	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

▪	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
▪	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪	Supermajority vote requirements to amend the bylaws or charter;
▪	A classified board structure; or
▪	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

▪	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
▪	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪	The company’s ownership structure;
▪	The company’s existing governance provisions;
▪	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
▪	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

▪	Classified the board;
▪	Adopted supermajority vote requirements to amend the bylaws or charter;
▪	Eliminated shareholders’ ability to amend bylaws;
▪	Adopted a fee-shifting provision; or
▪	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

▪

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

▪	A classified board structure;
▪	A supermajority vote requirement;
▪	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
▪	The inability of shareholders to call special meetings;
▪	The inability of shareholders to act by written consent;

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▪	A multi-class capital structure; and/or
▪	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

▪	The non-audit fees paid to the auditor are excessive;
▪	The company receives an adverse opinion on the company’s financial statements from its auditor; or
▪

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

▪

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains significant problematic pay practices; or
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

▪	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪	Board governance measures;
▪	Corporate strategy;
▪	Risk management analyses; and
▪	Metrics and targets.
▪	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

▪	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
▪	Failure to replace management as appropriate; or
▪

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

▪	Long-term financial performance of the company relative to its industry;
▪	Management’s track record;
▪	Background to the contested election;
▪	Nominee qualifications and any compensatory arrangements;
▪	Strategic plan of dissident slate and quality of the critique against management;
▪	Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

▪	The rationale provided for adoption of the term/tenure limit;
▪	The robustness of the company’s board evaluation process;
▪	Whether the limit is of sufficient length to allow for a broad range of director tenures;

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▪	Whether the limit would disadvantage independent directors compared to non-independent directors; and
▪	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

▪	The scope of the shareholder proposal; and
▪	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

▪	The reasonableness/scope of the request; and
▪	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

▪	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
▪

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

12 A proxy access right that meets the recommended guidelines.

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Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
▪	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
▪	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
▪

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

▪	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

▪	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
▪	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
▪	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
▪	The scope and structure of the proposal.

13 Indemnification: the condition of being secured against loss or damage.
Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

▪	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
▪	Level of disclosure regarding the issue for which board oversight is sought;
▪	Company performance related to the issue for which board oversight is sought;
▪	Board committee structure compared to that of other companies in its industry sector; and
▪	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

▪	The scope and rationale of the proposal;
▪	The company’s current board leadership structure;
▪	The company’s governance structure and practices;
▪	Company performance; and
▪	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

▪	A majority non-independent board and/or the presence of non-independent directors on key board committees;
▪	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
▪	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
▪	Evidence that the board has failed to oversee and address material risks facing the company;
▪	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
▪	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

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Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

▪	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
▪	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
▪	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
▪	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

▪	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
▪	Effectively disclosed information with respect to this structure to its shareholders;
▪	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
▪

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability.

Factors to be assessed include, but are not limited to:

▪	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
▪	The motivation and rationale for establishing the agreements;
▪	The quality of the company’s disclosure; and
▪	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

▪	An auditor has a financial interest in or association with the company, and is therefore not independent;
▪	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
▪	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
▪	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

▪	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

▪	The tenure of the audit firm;

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▪	The length of rotation specified in the proposal;
▪	Any significant audit-related issues at the company;
▪	The number of Audit Committee meetings held each year;
▪	The number of financial experts serving on the committee; and
▪	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

▪	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
▪	The company’s ownership structure and historical voting turnout;
▪	Whether the board could amend bylaws adopted by shareholders; and
▪	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

▪	The company’s stated rationale for adopting such a provision;
▪	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
▪	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
▪

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

▪

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

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▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
▪

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

▪	Shareholders have approved the adoption of the plan; or
▪

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

▪	No lower than a 20 percent trigger, flip-in or flip-over;
▪	A term of no more than three years;
▪	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
▪

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

▪	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

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▪	The value of the NOLs;
▪	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
▪

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

▪	The scope and structure of the proposal;
▪

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

▪	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
▪	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
▪	Any recent controversies or concerns related to the company’s proxy voting mechanics;
▪	Any unintended consequences resulting from implementation of the proposal; and
▪	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

▪	The presence of a shareholder proposal addressing the same issue on the same ballot;
▪	The board’s rationale for seeking ratification;
▪	Disclosure of actions to be taken by the board should the ratification proposal fail;
▪	Disclosure of shareholder engagement regarding the board’s ratification request;
▪	The level of impairment to shareholders’ rights caused by the existing provision;
▪	The history of management and shareholder proposals on the provision at the company’s past meetings;
▪	Whether the current provision was adopted in response to the shareholder proposal;
▪	The company’s ownership structure; and
▪	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

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When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

▪	The election of fewer than 50 percent of the directors to be elected is contested in the election;
▪	One or more of the dissident’s candidates is elected;
▪	Shareholders are not permitted to cumulate their votes for directors; and
▪	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

▪	Reasons for reincorporation;
▪	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
▪	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

▪	Shareholders’ current right to act by written consent;
▪	The consent threshold;
▪	The inclusion of exclusionary or prohibitive language;
▪	Investor ownership structure; and
▪	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

▪	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
▪	A majority vote standard in uncontested director elections;
▪	No non-shareholder-approved pill; and
▪	An annually elected board.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

▪	Shareholders’ current right to call special meetings;
▪	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
▪	The inclusion of exclusionary or prohibitive language;
▪	Investor ownership structure; and
▪	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

▪	Ownership structure;
▪	Quorum requirements; and
▪	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪	Scope and rationale of the proposal; and
▪	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

▪	The company discloses a compelling rationale for the dual-class capital structure, such as:
▪	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
▪	The new class of shares will be transitory;
▪	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
▪	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

▪	The size of the company;
▪	The shareholder base; and
▪	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

▪	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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▪	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
▪	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
▪

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

▪

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

▪	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
▪	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪	The company has a non-shareholder approved poison pill (including an NOL pill); or
▪

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪	twice the amount needed to support the transactions on the ballot, and
▪	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

▪	More simplified capital structure;

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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▪	Enhanced liquidity;
▪	Fairness of conversion terms;
▪	Impact on voting power and dividends;
▪	Reasons for the reclassification;
▪	Conflicts of interest; and
▪	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

▪	The number of authorized shares will be proportionately reduced; or
▪	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

▪	Stock exchange notification to the company of a potential delisting;
▪	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
▪	The company’s rationale; or
▪	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

▪	Greenmail;
▪	The use of buybacks to inappropriately manipulate incentive compensation metrics;
▪	Threats to the company’s long-term viability; or
▪	Other company-specific factors as warranted.

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Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

▪	Adverse governance changes;
▪	Excessive increases in authorized capital stock;
▪	Unfair method of distribution;
▪	Diminution of voting rights;
▪	Adverse conversion features;
▪	Negative impact on stock option plans; and
▪	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

▪	Purchase price;
▪	Fairness opinion;
▪	Financial and strategic benefits;
▪	How the deal was negotiated;
▪	Conflicts of interest;
▪	Other alternatives for the business;
▪	Non-completion risk.

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Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

▪	Impact on the balance sheet/working capital;
▪	Potential elimination of diseconomies;
▪	Anticipated financial and operating benefits;
▪	Anticipated use of funds;
▪	Value received for the asset;
▪	Fairness opinion;
▪	How the deal was negotiated;
▪	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

▪	Dilution to existing shareholders’ positions;
▪	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
▪	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
▪	Management’s efforts to pursue other alternatives;
▪	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
▪	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

▪	The reasons for the change;
▪	Any financial or tax benefits;
▪	Regulatory benefits;
▪	Increases in capital structure; and
▪	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

▪	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
▪	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

▪	Offer price/premium;
▪	Fairness opinion;
▪	How the deal was negotiated;
▪	Conflicts of interest;
▪	Other alternatives/offers considered; and
▪	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

▪	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
▪	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
▪	Are all shareholders able to participate in the transaction?
▪	Will there be a liquid market for remaining shareholders following the transaction?
▪	Does the company have strong corporate governance?
▪	Will insiders reap the gains of control following the proposed transaction?
▪	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

▪	Percentage of assets/business contributed;
▪	Percentage ownership;
▪	Financial and strategic benefits;
▪	Governance structure;
▪	Conflicts of interest;

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▪	Other alternatives; and
▪	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

▪	Management’s efforts to pursue other alternatives;
▪	Appraisal value of assets; and
▪	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

▪

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

▪	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
▪

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

▪

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

▪

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

▪

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

▪

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

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▪	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

▪

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

▪

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

▪	Financial issues:
▪	The company’s financial condition;
▪	Degree of need for capital;
▪	Use of proceeds;
▪	Effect of the financing on the company’s cost of capital;
▪	Current and proposed cash burn rate;
▪	Going concern viability and the state of the capital and credit markets.

▪

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

▪	Control issues:
▪	Change in management;
▪	Change in control;
▪	Guaranteed board and committee seats;
▪	Standstill provisions;
▪	Voting agreements;
▪	Veto power over certain corporate actions; and
▪	Minority versus majority ownership and corresponding minority discount or majority control premium.

▪	Conflicts of interest:
▪	Conflicts of interest should be viewed from the perspective of the company and the investor.
▪	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

▪	Market reaction:
▪	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪	Estimated value and financial prospects of the reorganized company;

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▪	Percentage ownership of current shareholders in the reorganized company;
▪	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
▪	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
▪	Existence of a superior alternative to the plan of reorganization; and
▪	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

▪

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

▪

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

▪

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

▪	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
▪

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

▪	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
▪	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

▪	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
▪

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

▪

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

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▪	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

▪	Tax and regulatory advantages;
▪	Planned use of the sale proceeds;
▪	Valuation of spinoff;
▪	Fairness opinion;
▪	Benefits to the parent company;
▪	Conflicts of interest;
▪	Managerial incentives;
▪	Corporate governance changes;
▪	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

▪	Hiring a financial advisor to explore strategic alternatives;
▪	Selling the company; or
▪	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

▪	Prolonged poor performance with no turnaround in sight;
▪	Signs of entrenched board and management (such as the adoption of takeover defenses);
▪	Strategic plan in place for improving value;
▪	Likelihood of receiving reasonable value in a sale or dissolution; and
▪	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

▪	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains significant problematic pay practices;
▪	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
▪	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

▪	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
▪	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪	The ratio of performance- to time-based incentive awards;
▪	The overall ratio of performance-based compensation to fixed or discretionary pay;
▪	The rigor of performance goals;
▪	The complexity and risks around pay program design;
▪	The transparency and clarity of disclosure;
▪	The company’s peer group benchmarking practices;
▪	Financial/operational results, both absolute and relative to peers;
▪	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
▪	Realizable pay[20] compared to grant pay; and
▪	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

▪	Problematic practices related to non-performance-based compensation elements;

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

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▪	Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪	Extraordinary perquisites or tax gross-ups;
▪	New or materially amended agreements that provide for:
▪	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
▪	CIC excise tax gross-up entitlements (including “modified” gross-ups);
▪	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
▪	Liberal CIC definition combined with any single-trigger CIC benefits;
▪	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
▪	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
▪	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

▪	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪	Duration of options backdating;
▪	Size of restatement due to options backdating;
▪	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
▪	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

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▪	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
▪	Other recent compensation actions taken by the company;
▪	Whether the issues raised are recurring or isolated;
▪	The company’s ownership structure; and
▪	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

▪	Single- or modified-single-trigger cash severance;
▪	Single-trigger acceleration of unvested equity awards;
▪	Full acceleration of equity awards granted shortly before the change in control;
▪	Acceleration of performance awards above the target level of performance without compelling rationale;
▪	Excessive cash severance (generally >3x base salary and bonus);
▪	Excise tax gross-ups triggered and payable;
▪	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
▪

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

▪	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

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General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

▪

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

▪	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
▪	SVT based only on new shares requested plus shares remaining for future grants.

▪	Plan Features:
▪	Quality of disclosure around vesting upon a change in control (CIC);
▪	Discretionary vesting authority;
▪	Liberal share recycling on various award types;
▪	Lack of minimum vesting period for grants made under the plan;
▪	Dividends payable prior to award vesting.

▪	Grant Practices:
▪	The company’s three-year burn rate relative to its industry/market cap peers;
▪	Vesting requirements in CEO’s recent equity grants (3-year look-back);
▪	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
▪	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
▪	Whether the company maintains a sufficient claw-back policy;
▪	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

▪	Awards may vest in connection with a liberal change-of-control definition;
▪

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

▪	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
▪	The plan is excessively dilutive to shareholders’ holdings;
▪	The plan contains an evergreen (automatic share replenishment) feature; or
▪	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

▪	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
▪	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
▪	Cancel underwater options in exchange for stock awards; or
▪	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

▪	Severity of the pay-for-performance misalignment;
▪	Whether problematic equity grant practices are driving the misalignment; and/or
▪	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Addresses administrative features only; or
▪

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

▪	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

▪

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

▪

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

▪

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

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Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

▪	Purchase price is at least 85 percent of fair market value;
▪	Offering period is 27 months or less; and
▪	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

▪	Broad-based participation;
▪	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
▪	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
▪	No discount on the stock price on the date of purchase when there is a company matching contribution.

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Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

▪	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
▪	Rationale for the re-pricing--was the stock price decline beyond management’s control?;
▪	Is this a value-for-value exchange?;
▪	Are surrendered stock options added back to the plan reserve?;
▪	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;
▪	Option vesting--does the new option vest immediately or is there a black-out period?;
▪	Term of the option--the term should remain the same as that of the replaced option;
▪	Exercise price--should be set at fair market or a premium to market;
▪	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

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Vote case-by-case on one-time transfers. Vote for if:

▪	Executive officers and non-employee directors are excluded from participating;
▪

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

▪	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

▪	Eligibility;
▪	Vesting;
▪	Bid-price;
▪	Term of options;
▪	Cost of the program and impact of the TSOs on company’s total option expense; and
▪	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

▪	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
▪	An assessment of the following qualitative factors:
▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

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Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

▪

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

▪	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
▪	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

▪	The relative magnitude of director compensation as compared to companies of a similar profile;
▪	The presence of problematic pay practices relating to director compensation;
▪	Director stock ownership guidelines and holding requirements;
▪	Equity award vesting schedules;
▪	The mix of cash and equity-based compensation;
▪	Meaningful limits on director compensation;
▪	The availability of retirement benefits or perquisites; and
▪	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

▪	The company’s past practices regarding equity and cash compensation;
▪	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
▪	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

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Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

▪	The percentage/ratio of net shares required to be retained;
▪	The time period required to retain the shares;
▪	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
▪	Whether the company has any other policies aimed at mitigating risk taking by executives;
▪	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
▪	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

▪	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
▪	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
▪	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

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Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

▪

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

▪

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

▪	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
▪	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
▪

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

▪	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
▪

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

▪	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
▪

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

▪	Can shareholders assess the correlation between pay and performance based on the current disclosure?
▪	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

▪	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

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▪	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
▪	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
▪	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
▪	An executive may not trade in company stock outside the 10b5-1 Plan;
▪	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

▪	If the company has adopted a formal recoupment policy;
▪	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
▪	Whether the company has chronic restatement history or material financial problems;
▪	Whether the company’s policy substantially addresses the concerns raised by the proponent;
▪	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
▪	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

▪	The triggering mechanism should be beyond the control of management;
▪	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

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▪

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

▪	The frequency and timing of the company’s share buybacks;
▪	The use of per-share metrics in incentive plans;
▪	The effect of recent buybacks on incentive metric results and payouts; and
▪	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

▪

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

▪	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

▪	The new quorum threshold requested;
▪	The rationale presented for the reduction;
▪	The market capitalization of the company (size, inclusion in indices);
▪	The company’s ownership structure;
▪	Previous voter turnout or attempts to achieve quorum;
▪	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
▪	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

▪	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
▪	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
▪	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
▪

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

▪

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

▪	The company has already published a set of animal welfare standards and monitors compliance;
▪	The company’s standards are comparable to industry peers; and
▪	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

▪	The company is conducting animal testing programs that are unnecessary or not required by regulation;
▪	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
▪	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

▪	The potential impact of such labeling on the company’s business;
▪	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
▪	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

▪	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

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▪	Whether the company has adequately disclosed the financial risks of the products/practices in question;
▪	Whether the company has been subject to violations of related laws or serious controversies; and
▪	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

▪	The potential for reputational, market, and regulatory risk exposure;
▪	Existing disclosure of relevant policies;
▪	Deviation from established industry norms;
▪	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
▪	Whether the proposal focuses on specific products or geographic regions;
▪	The potential burden and scope of the requested report;
▪	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

▪	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
▪

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

▪	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

▪	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
▪	Current regulations in the markets in which the company operates; and
▪	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

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Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

▪	Recent related fines, controversies, or significant litigation;
▪	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
▪	Whether the company’s advertising restrictions deviate from those of industry peers;
▪	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
▪	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

▪	Whether the company complies with all laws and regulations;
▪	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
▪	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

▪	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
▪	Whether the company has sought and received third-party approval that its targets are science-based;
▪	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪	Whether the company’s climate data has received third-party assurance;
▪	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪	Whether there are specific industry decarbonization challenges; and
▪	The company’s related commitment, disclosure, and performance compared to its industry peers.

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

▪	The completeness and rigor of the company’s climate-related disclosure;
▪	The company’s actual GHG emissions performance;
▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
▪	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

▪

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

▪	The company’s level of disclosure compared to industry peers; and
▪	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

▪

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

▪	The company’s level of disclosure is comparable to that of industry peers; and
▪	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

▪	Whether the company provides disclosure of year-over-year GHG emissions performance data;
▪	Whether company disclosure lags behind industry peers;
▪	The company’s actual GHG emissions performance;
▪	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
▪	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

▪

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

▪	The proponent requests adoption of specific energy efficiency goals within specific timelines.

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Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

▪	The scope and structure of the proposal;
▪	The company’s current level of disclosure on renewable energy use and GHG emissions; and
▪	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

▪	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
▪	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

▪	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
▪	The level of gender and racial minority representation that exists at the company’s industry peers;
▪	The company’s established process for addressing gender and racial minority board representation;
▪	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
▪	The independence of the company’s nominating committee;
▪	Whether the company uses an outside search firm to identify potential director nominees; and
▪	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

▪	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
▪	The company already publicly discloses comprehensive workforce diversity data; and
▪	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers.

Such requests may pose a significant burden on the company.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners.

Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

▪	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
▪	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
▪	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

▪	The company’s established process or framework for addressing racial inequity and discrimination internally;
▪	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
▪	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
▪	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
▪	The company’s track record in recent years of racial justice measures and outreach externally; and
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

▪	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
▪	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

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▪	Recent significant controversies, fines, or violations related to workplace health and safety; and
▪	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

▪	The company’s compliance with applicable regulations and guidelines;
▪	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
▪	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

▪	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
▪

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

▪	The nature, purpose, and scope of the company’s operations in the specific region(s);
▪	The degree to which company policies and procedures are consistent with industry norms; and
▪	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

▪	The company’s current level of disclosure of relevant policies and oversight mechanisms;
▪	The company’s current level of such disclosure relative to its industry peers;
▪	Potential relevant local, state, or national regulatory developments; and
▪	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

▪	Operations in the specified regions are not permitted by current laws or regulations;
▪	The company does not currently have operations or plans to develop operations in these protected regions; or
▪	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

▪	The nature of the company’s business;

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▪	The current level of disclosure of the company’s existing related programs;
▪	The timetable and methods of program implementation prescribed by the proposal;
▪	The company’s ability to address the issues raised in the proposal; and
▪	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

▪

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

▪	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

▪	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
▪	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
▪	The potential financial impact or risk to the company associated with water-related concerns or issues; and
▪	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

▪	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
▪	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
▪	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
▪	Applicable market-specific laws or regulations that may be imposed on the company; and
▪	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

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ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

▪	The scope and prescriptive nature of the proposal;
▪	The company’s current level of disclosure regarding its environmental and social performance and governance;
▪	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
▪	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

▪	The degree to which existing relevant policies and practices are disclosed;
▪	Whether or not existing relevant policies are consistent with internationally recognized standards;
▪	Whether company facilities and those of its suppliers are monitored and how;
▪	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
▪	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
▪	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
▪	The scope of the request; and
▪	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

▪	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
▪	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
▪	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
▪	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

▪	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

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▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
▪	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

▪	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
▪	Current disclosure of applicable risk assessment(s) and risk management procedures;
▪	Compliance with U.S. sanctions and laws;
▪	Consideration of other international policies, standards, and laws; and
▪	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

▪	Controversies surrounding operations in the relevant market(s);
▪	The value of the requested report to shareholders;
▪	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
▪	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

▪	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
▪	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
▪	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

▪	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
▪	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
▪	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

▪	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
▪	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
▪	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

▪

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

▪

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

▪	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
▪	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

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Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

▪	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
▪	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

▪	Past performance as a closed-end fund;
▪	Market in which the fund invests;
▪	Measures taken by the board to address the discount; and
▪	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

▪	Past performance relative to its peers;
▪	Market in which the fund invests;
▪	Measures taken by the board to address the issues;
▪	Past shareholder activism, board activity, and votes on related proposals;
▪	Strategy of the incumbents versus the dissidents;
▪	Independence of directors;
▪	Experience and skills of director candidates;
▪	Governance profile of the company;
▪	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

▪	Proposed and current fee schedules;
▪	Fund category/investment objective;
▪	Performance benchmarks;
▪	Share price performance as compared with peers;
▪	Resulting fees relative to peers;
▪	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

▪	Stated specific financing purpose;
▪	Possible dilution for common shares;
▪	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

▪	Potential competitiveness;
▪	Regulatory developments;
▪	Current and potential returns; and
▪	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

▪	The fund’s target investments;
▪	The reasons given by the fund for the change; and
▪	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

▪	Political/economic changes in the target market;
▪	Consolidation in the target market; and
▪	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

▪	Potential competitiveness;
▪	Current and potential returns;
▪	Risk of concentration;
▪	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV)

if:

▪

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

▪

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

▪	The company has demonstrated responsible past use of share issuances by either:
▪	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
▪	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

▪	Strategies employed to salvage the company;
▪	The fund’s past performance;
▪	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

▪	The degree of change implied by the proposal;
▪	The efficiencies that could result;
▪	The state of incorporation;
▪	Regulatory standards and implications.

Vote against any of the following changes:

▪	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
▪	Removal of shareholder approval requirement for amendments to the new declaration of trust;
▪

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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▪	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
▪	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
▪	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

▪	Regulations of both states;
▪	Required fundamental policies of both states;
▪	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

▪	Fees charged to comparably sized funds with similar objectives;
▪	The proposed distributor’s reputation and past performance;
▪	The competitiveness of the fund in the industry;
▪	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

▪	Resulting fee structure;
▪	Performance of both funds;
▪	Continuity of management personnel;
▪	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses.

When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

▪	Performance of the fund’s Net Asset Value (NAV);
▪	The fund’s history of shareholder relations;
▪	The performance of other funds under the advisor’s management.

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We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

G E T S T A R T E D W I T H I S S S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

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